                               October 31, 1998

                                 Annual Report



                  [LOGO OF EVERGREEN FUNDS(SM) APPEARS HERE]



                                   Evergreen


                               International and
                                 Global Growth
                                     Funds

--------------------------------------------------------------------------------
                               Table of Contents
--------------------------------------------------------------------------------

Letter to Shareholders.......................................................  1

For Your Information.........................................................  2

Evergreen Emerging Markets Growth Fund

   Fund at a Glance..........................................................  3

   Portfolio Manager Interview...............................................  4

Evergreen Global Leaders Fund

   Fund at a Glance..........................................................  7

   Portfolio Manager Interview...............................................  8

Evergreen Global Opportunities Fund

   Fund at a Glance.......................................................... 11

   Portfolio Manager Interview............................................... 12

Evergreen International Growth Fund

   Fund at a Glance.......................................................... 16

   Portfolio Manager Interview............................................... 17

Evergreen Latin America Fund

   Fund at a Glance.......................................................... 20

   Portfolio Manager Interview............................................... 21

Evergreen Precious Metals Fund

   Fund at a Glance.......................................................... 24

   Portfolio Manager Interview............................................... 25

Financial Highlights

   Evergreen Emerging Markets Growth Fund.................................... 28

   Evergreen Global Leaders Fund............................................. 30

   Evergreen Global Opportunities Fund....................................... 32

   Evergreen International Growth Fund....................................... 34

   Evergreen Latin America Fund.............................................. 36

   Evergreen Precious Metals Fund............................................ 38

Schedule of Investments

   Evergreen Emerging Markets Growth Fund.................................... 40

   Evergreen Global Leaders Fund............................................. 42

   Evergreen Global Opportunities Fund....................................... 45

   Evergreen International Growth Fund....................................... 49

   Evergreen Latin America Fund.............................................. 53

   Evergreen Precious Metals Fund............................................ 55

Statements of Assets and Liabilities......................................... 57

Statements of Operations..................................................... 58

Statements of Changes in Net Assets.......................................... 59

Combined Notes to Financial Statements....................................... 62

Independent Auditors' Reports................................................ 73

Report of Independent Accountants............................................ 74

Additional Information....................................................... 75


--------------------------------------------------------------------------------
                                 Evergreen Funds
--------------------------------------------------------------------------------

Evergreen Funds is one of the nation's fastest growing investment companies with approximately $50 billion in assets under management.

With over 70 mutual funds to choose among and acclaimed service and operations capabilities, investors enjoy a broad range of quality investment products and services designed to meet their needs.

The Evergreen Funds employ intensive, research-driven investment strategies executed by over 90 research analysts and portfolio managers. The fund company remains dedicated to meeting the needs of investors and their advisors in a global economy. Look to the Evergreen Funds to provide a distinctive level of service and excellence in investment management.

--------------------------------------------------------------------------------

This annual report must be preceded or accompanied by a prospectus of an Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

                ----------------------------------------------------------------
  Mutual Funds:  ARE NOT FDIC INSURED   May lose value . Are not bank guaranteed
                ----------------------------------------------------------------

                          Evergreen Distributor, Inc.
    Evergreen(SM) is a Service Mark of Evergreen Investment Services, Inc.

 International investing involves special risks, such as fluctuating currency exchange rates and political and economic instability.

                            Letter to Shareholders
                            ----------------------


                                 December 1998



[PHOTO OF WILLIAM M. ENNIS APPEARS HERE]

William M. Ennis
Managing Director

Dear Shareholders:

We are pleased to provide you the Evergreen International and Global Growth Funds annual report covering the fiscal year ended October 31, 1998. The past 12 months have been a very challenging environment for international investing.

Market Volatility

The financial markets have certainly experienced volatility in the past several months. Concerns of foreign currency devaluation, political turbulence and instability abroad have produced an uncertain market. Through September, the market all but lost its year-to-date gains, and then in November was on the rise, reaching new highs. We encourage you to take this opportunity to talk to your financial representative and review your investment time horizon and ensure you are on track with your goals.

Introduction of the Euro

On January 1, 1999, eleven European countries will adopt the euro as their currency. On this date, the wholesale markets and government and financial sectors will convert to the euro, and new securities will be issued in euro denomination only. Full conversion to the new currency will not be completed until 2002. Three of the funds in this report own securities in one or more of the European Union countries: Evergreen Global Leaders, Evergreen Global Opportunities, and Evergreen International Growth.

At this point it is still unclear how the euro conversion will affect foreign exchange rates, interest rates and the value of European securities, but we believe the potential benefits to globally oriented investors are significant. They include changes in currency risk, increased competition, and a central bank. Foreign exchange risk may decrease for the countries participating in the European Union; however, currency risk associated with rises and declines of the value of the euro versus the dollar will still exist. Most noticeable for investors will be the ability to compare the value of companies across the European Union member countries without having to factor in the effect of fluctuating currencies. Increased competition resulting from deregulation and economic unification may produce a wave of merger and acquisition activity, which could present attractive investment opportunities for those able to identify the companies most inclined to benefit from restructuring. Finally, the European Central Bank, comparable to the U.S. Federal Reserve, will provide European Union countries with a unified monetary policy for the first time.

We are optimistic about the opportunities for international investing and believe we offer a competitive group of international and global growth funds with different strategies and objectives to provide diversification within your portfolio. Please contact your financial representative or call us at
800.343.2898 to learn more about our funds.

Thank you for your continued investment with Evergreen Funds.

Sincerely,

/s/ William M. Ennis

William M. Ennis
Managing Director
Evergreen Funds

                             For Your Information
                             --------------------



Good News!
Effective for the 1998 Tax Year, long-term capital gains taxes are reduced to 20%.

Year 2000/1/
We have been addressing the Year 2000 issue since February 1996 and have adopted an industry best practices methodology for the project. Our team is on schedule to complete the following milestones: Inventory and Assessment, Remediation, Testing and Contingency. Although Evergreen Funds is striving to identify and correct every issue under our control related to the Year 2000, it would be impossible to guarantee a problem-free transition into the next millennium. Our goal, however, is that our shareholders experience virtually no impact on the products and services we deliver.

Cost Savings
In an effort to achieve efficiencies and cost savings, we are combining your funds' required mailings so you only receive one per household, based on the registration last name and exact address./2/ This reduces the mailing costs, not to mention the amount of paper needed to print, which in turn benefits your funds by reducing the overall expenses. If you prefer to receive separate copies of reports and prospectuses for each registered holder in your household, please notify us by calling the number on your statement and we will adjust our records accordingly.

New Evergreen Funds
Evergreen introduces three new funds:

Evergreen Tax Strategic Equity Fund seeks to maximize the after-tax total return on its portfolio of investment by using a combination of stock selection strategies and trading techniques.

Evergreen Select Equity Index Fund seeks investment results that achieve price and yield performance similar to the S&P 500 Index.

Evergreen Masters Fund blends growth and value, large- and mid-cap stocks into one convenient portfolio. Diversification is taken one step further by employing four management teams, Evergreen, MFS, Oppenheimer, and Putnam.


Talk to your financial representative or call us at 800.343.2898 for a prospectus and more information.





/1/ The information above constitutes Year 2000 readiness disclosure.
/2/ If you purchased your shares through a financial representative, we may not be able to consolidate your mailings by last name and address, because that institution controls the mailings.

--------------------------------------------------------------------------------
                                    EVERGREEN
                          Emerging Markets Growth Fund
--------------------------------------------------------------------------------

                     Fund at a Glance as of October 31, 1998


More recently, we have seen signs of stability in emerging markets. The outlook appeared to start improving following the interest rate reductions by the U.S. Federal Reserve Board in September and October.

                                   Portfolio
                                  Management
--------------------------------------------------------------------------------

                      [PHOTO OF GILMAN GUNN APPEARS HERE]

                                  Gilman Gunn
                            Tenure: September 1997


--------------------------------------------------------------------------------
                          CURRENT INVESTMENT STYLE/1/
--------------------------------------------------------------------------------

[GRAPHIC             Morningstar's Style Box is based on a portfolio date as of
 APPEARS             9/30/98.
 HERE]
                     The Equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

                     /1/Source: 1998 Morningstar, Inc.

Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. The MSCIEMI and the MSCIEAFEI are unmanaged indices and do not include transaction costs associated with buying and selling securities or any management fees. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.


--------------------------------------------------------------------------------
                            PERFORMANCE AND RETURNS*
--------------------------------------------------------------------------------
                                          Class A   Class B   Class C   Class Y
Inception Date                             9/6/94    9/6/94    9/6/94    9/6/94
 ................................................................................
Average Annual Returns
 ................................................................................
1 year with sales charge                   -22.74%   -23.80%   -20.78%     n/a
 ................................................................................
1 year w/o sales charge                    -18.89%   -19.89%   -20.00%   -18.63%
 ................................................................................
3 years                                     -0.58%    -0.81%     0.17%     1.31%
 ................................................................................
Since Inception                             -5.91%    -5.99%    -5.57%    -4.56%
 ................................................................................
Maximum Sales Charge                         4.75%     5.00%     1.00%     n/a
                                          Front End    CDSC      CDSC
 ................................................................................
12-month income distributions
per share                                     -         -         -       $0.01
 ................................................................................
12-month capital gains per share            $0.25     $0.25     $0.25     $0.25
 ................................................................................
*Adjusted for maximum sales charge.


--------------------------------------------------------------------------------
                                LONG TERM GROWTH
--------------------------------------------------------------------------------

                     Class A        MSCIEMI        MSCTEAFE           CPI
     9/30/94          9,525          10,000          10,000          10,000
     4/30/95          7,341           7,788          10,479          10,167
    10/31/95          7,701           7,725          10,328          10,288
     4/30/96          8,992           8,729          11,710          10,453
    10/31/96          8,296           8,121          11,444          10,596
     4/30/97          9,424           8,924          11,640          10,723
    10/31/97          9,807           7,284          12,007          10,817
     4/30/98         10,823           7,544          13,879          10,877
    10/31/98          7,946           5,023          13,202          10,964


Comparison of a $10,000 investment in Evergreen Emerging Markets Growth Fund Class A, versus a similar investment in the Morgan Stanley Capital International Emerging Markets Index (MSCIEMI), the Morgan Stanley Capital International Europe, Australasia, and Far East Index (MSCIEAFEI) and the Consumer Price Index
(CPI).

The Morgan Stanley Capital International Emerging Markets Index is an unmanaged index representing all emerging markets in the MSCI universe.

The Morgan Stanley Capital International Europe, Australasia, and Far East
(EAFE) Index is an unmanaged, capitalization index representing the industry composition and a sampling of small, medium, and large capitalization companies from the aforementioned global markets.

--------------------------------------------------------------------------------
                                    EVERGREEN
                          Emerging Markets Growth Fund
--------------------------------------------------------------------------------

                           Portfolio Manager Interview


How did the Fund perform?

The Fund's absolute performance was disappointing despite the fact it surpassed the relevant benchmarks by wide margins. It was a very difficult year for emerging markets. For the 12 months that ended on October 31, 1998, the Evergreen Emerging Markets Growth Fund Class A shares had a total return of -19.0%. The Class B and C shares both had returns of -20.0%, while Class Y shares had a return of -18.6%. These returns are unadjusted for any sales charges, if applicable. For the same 12-month period, the Morgan Stanley Capital International Emerging Markets Index had a return of -31.0%, while the average emerging markets mutual fund had a return of -32.0%, as measured by Lipper, Inc., an independent monitor of mutual fund performance. The Fund finished the period in the top decile of all emerging markets funds, according to Lipper, Inc./1/


                           Portfolio Characteristics
--------------------------------------------------------------------------------
                               (as of 10/31/98)

  Total Net Assets                                                  $58,693,991
 ................................................................................
  Number of Holdings                                                         43
 ................................................................................


What caused the difficult environment we saw during the past year?

A liquidity crisis hit the emerging markets, making it extremely difficult to sell securities or refinance debt. The problems were complex and difficult to sort out. Many Asian countries had very large current account deficits - or balance of payment deficits - which put pressure on their currencies. When these countries were forced to devalue their currencies, any company in those countries saw the dollar-based debt service for its outstanding loans increase substantially and instantly, putting tremendous pressure on the companies. Investors were scared away. An important aspect of the growth in emerging markets had been the flow of foreign investments - either direct investments by operating companies or indirect investments by foreign investment funds. These flows slowed significantly, and that has had a great impact on the emerging markets. Moreover, commodity markets, which are important to some emerging nations, were weak throughout the period.

To deal with the liquidity crisis, the governments of many emerging market countries had to enter into agreements with the International Monetary Fund to increase monetary discipline and tighten belts domestically. This belt-tightening, while it may have been necessary, held back economic growth. Growth in emerging markets is expected to continue to be slow looking ahead to 1999.

During this liquidity crunch, international investors often discovered there were very few, if any, buyers for the securities they wanted to sell. This meant investors often were forced to sell shares of stocks in other nations that did not have a problem simply because there was more liquidity. This was one of the reasons the contagion effect passed from country to country, and region to region.

Asian markets, where the problems started, were the most volatile. Latin America was also affected in a major way, as were the developing European nations, in part because of the reaction to the Russian devaluation and bond default in August 1998.

Volatility was extreme. Markets routinely rose or fell by 3% to 5% in a single day. There were significant declines in most emerging markets. There was no place to hide if you were an emerging market investor. That is why we held a large cash position in the portfolio.


/1/Source:Lipper, Inc. an independent mutual fund rating company. The rankings are based on total return and do not include the effect of a sales charge. For the 1- and 3-year periods ended October 31, 1998, the Fund's Class A shares ranked 5 of 151 and 4 of 86 emerging markets funds. Past performance is no guarantee of future results.

--------------------------------------------------------------------------------
                                   EVERGREEN
                         Emerging Markets Growth Fund
--------------------------------------------------------------------------------

                          Portfolio Manager Interview


                           Geographical Allocation:
                               Top 10 Countries
--------------------------------------------------------------------------------
                        (based on 10/31/98 net assets)

  Portugal                                                                8.1%
 ................................................................................
  Mexico                                                                  7.1%
 ................................................................................
  Greece                                                                  7.1%
 ................................................................................
  Hungary                                                                 7.1%
 ................................................................................
  Morocco                                                                 5.6%
 ................................................................................
  Brazil                                                                  5.1%
 ................................................................................
  Czech Republic                                                          4.6%
 ................................................................................
  Egypt                                                                   4.0%
 ................................................................................
  South Africa                                                            3.7%
 ................................................................................
  Singapore                                                               2.3%
 ................................................................................
  Other                                                                   6.7%
 ................................................................................
  Cash & Cash Equivalents                                                38.6%
 ................................................................................
  (portfolio composition subject to change)


Has the situation changed?

More recently, we have seen signs of stability in emerging markets. The outlook appeared to start improving following the interest rate reductions by the U.S. Federal Reserve Board in September and October. (The Federal Reserve Board also reduced short-term rates for a third time in mid-November, after the end of the fiscal year.)

Some emerging market nations have taken action on their own to deal with their economic problems. Hong Kong's market stabilized only when the government stepped in and bought between $15 billion and $20 billion in securities. Malaysia's market stabilized when the government imposed currency controls to block foreign investors from taking money out of the economy. (The Fund was not directly affected, as it had no investments in Malaysia at the time.) Indonesia's market became more stable when the government of President Suharto resigned. Other countries, such as Brazil, stabilized their situation by raising interest rates to extremely high levels. To some extent, we are heartened by this nascent improvement we've seen recently. We still worry about the possibility of other shoes dropping, however.


In this volatile and changing environment, what have been your principal strategies?

We have been very conservative. At various times during the past year, we have had very high cash levels in the portfolio - once as high as 65% of net assets. The target cash allocation at the end of the fiscal year on October 31, 1998, was about 38% of assets.

We continue to have extremely low exposure to Asia, and we are under-weighted in Latin America, although we have some investments there. Our major emphasis has been in the developing nations of Europe, the Middle East and Africa, known as the EMEA nations. These include countries such as Portugal, Greece, Hungary, South Africa, Egypt and Morocco. This region has shown substantially more stability than either Latin America or Asia. We have had only one investment in Russia, and that was held only briefly.

In terms of industries, our largest area of emphasis has been in telecommunications, at about 25% of net assets. We regard this as a defensive investment in a growth industry in most emerging markets. Banks and financial services, combined, totaled 8% of net assets, primarily in the EMEA nations.

--------------------------------------------------------------------------------
                                   EVERGREEN
                         Emerging Markets Growth Fund
--------------------------------------------------------------------------------

                          Portfolio Manager Interview


                                    Top 10
                                Equity Holdings
                        ------------------------------
                        (based on 10/31/98 net assets)

  Telefonos de Mexico SA, ADR                                             4.8%
 ................................................................................
  Matav RT, ADR                                                           4.8%
 ................................................................................
  Cseke Radiokomunikace AS, GDR, 144A                                     4.6%
 ................................................................................
  Telecommunicacoes Brasilieras SA, ("Telebras") ADR                      4.3%
 ................................................................................
  OTE Greek Telecom, GDR                                                  2.9%
 ................................................................................
  Magyar Olaj Es Gas                                                      2.3%
 ................................................................................
  Alpha Credit Bank, GDR                                                  2.2%
 ................................................................................
  Filmes Lusomundo                                                        2.1%
 ................................................................................
  Transportadora de Gas del Sur SA, ADR ("TGS")                           2.0%
 ................................................................................
  Omnium Nord Africian, SA                                                2.0%
 ................................................................................
  (portfolio composition subject to change)


What are some examples of the types of companies in which you have invested?

In the telecommunications industry, two of the Fund's largest holdings were Telebras in Brazil and Matav in Hungary, both telephone utilities. In Egypt, we found an interesting investment in Al Ahram, a brewing company that is producing a non-alcoholic beer for the Moslem world. Another defensive investment is in the Rembrandt Group, a South African tobacco company.


                               Top 5 Industries
                        ------------------------------
                        (based on 10/31/98 net assets)

  Telecommunications                                                     25.2%
 ................................................................................
  Beverages & Tobacco                                                     7.9%
 ................................................................................
  Banking                                                                 5.9%
 ................................................................................
  Utilities-Electric, Gas & Water                                         5.2%
 ................................................................................
  Building Materials & Components                                         2.8%
 ................................................................................


What is your outlook for the emerging markets?

We believe emerging markets will continue to be very volatile, so we will be more defensively positioned than the average emerging markets fund. Because of the volatility, we have had to be more focused and continued to actively trade, in order to protect the portfolio's principal. We will try to avoid major problem areas, rather than manage through them.

A purely stock-picking approach also doesn't work. You could have owned the best stock in Thailand, but if the currency went down 40% and the stock market went down 40%, you could still have lost 80% in short order.

We have outperformed the indices and the mutual fund averages by concentrating on the top-down, macro-economic issues such as currency, economic growth and governmental policy. Our healthy respect for risk has served us well. Our emerging markets team consists of five professionals who have lived many years in emerging market countries in Asia, Latin America and the Middle East. Collectively, our team members spend more than 40 "people weeks" per year visiting companies in emerging markets. These trips help us find interesting companies within emerging markets that have growth opportunities and, we believe, are rock solid.

--------------------------------------------------------------------------------
                                  EVERGREEN
                             Global Leaders Fund
--------------------------------------------------------------------------------

                    Fund at a Glance as of October 31, 1998


The geographical emphasis was largely consistent with the Fund's allocation a year ago, concentrating on North America and Western Europe.


                                   Portfolio
                                  Management
--------------------------------------------------------------------------------

                   [PHOTO OF STEPHEN A. LIEBER APPEARS HERE]

                               Stephen A. Lieber
                             Tenure: November 1995


                    [PHOTO OF EDWIN D. MISKA APPEARS HERE]

                                Edwin D. Miska
                             Tenure: November 1995


--------------------------------------------------------------------------------
                          CURRENT INVESTMENT STYLE/1/
--------------------------------------------------------------------------------

[GRAPHIC             Morningstar's Style Box is based on a portfolio date as of
 APPEARS             9/30/98.
 HERE]
                     The Equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

                     /1/Source: 1998 Morningstar, Inc.

Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. The MSCIWI is an unmanaged index and does not include transaction costs associated with buying and selling securities or any management fees. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.


--------------------------------------------------------------------------------
                            PERFORMANCE AND RETURNS*
--------------------------------------------------------------------------------
                                         Class A   Class B   Class C   Class Y
Inception Date                            6/3/96    6/3/96    6/3/96   11/1/95
 ................................................................................
Average Annual Returns
 ................................................................................
1 year with sales charge                   4.60%     4.19%     8.05%      n/a
 ................................................................................
1 year w/o sales charge                    9.82%     9.19%     9.05%    10.23%
 ................................................................................
Since Inception                           10.34%    10.74%    11.71%    14.95%
 ................................................................................
Maximum Sales Charge                       4.75%     5.00%     1.00%      n/a
                                         Front End    CDSC      CDSC
 ................................................................................
12-month capital gain
distributions per share                   $0.06     $0.06     $0.06     $0.06
 ................................................................................
*Adjusted for maximum sales charge.


--------------------------------------------------------------------------------
                               LONG TERM GROWTH
--------------------------------------------------------------------------------

                             Class A          MSCIWI           CPI
             6/3/96           9,525           10,000          10,000
           10/31/96          10,048           10,271          10,116
            4/30/97          10,573           11,071          10,237
           10/31/97          11,543           12,043          10,327
            4/30/98          13,526           14,340          10,384
           10/31/98          12,677           13,932          10,467


Comparison of a $10,000 investment in Evergreen Global Leaders Fund Class A, versus a similar investment in the Morgan Stanley Capital International World Index (MSCIWI) and the Consumer Price Index (CPI).

The Morgan Stanley Capital International World Index is a broad-based securities market index of about 1,500 securities from major developed markets around the world. The index is unmanaged and includes North America, Europe, and the Pacific Rim.

--------------------------------------------------------------------------------
                                   EVERGREEN
                              Global Leaders Fund
--------------------------------------------------------------------------------

                          Portfolio Manager Interview


How did the Fund perform?

The Evergreen Global Leaders Fund performed well during a challenging year. For the 12 months that ended on October 31, 1998, the Fund's Class A shares had a return of 9.8%, while B shares had a 9.2% return and C Shares had a 9.1% return. During the same 12-month period, the Fund's Class Y shares had a return of 10.2%. These returns are unadjusted for any sales charges, if applicable. During the same period, the average return in the Global mutual funds category was 5.3%, as measured by Lipper, Inc., an independent monitor of mutual fund performance, while the return of the Morgan Stanley Capital International World Stock Index was 15.3%.


                           Portfolio Characteristics
--------------------------------------------------------------------------------
                        (based on 10/31/98 net assets)

  Total Net Assets                                                $354,925,479
 ................................................................................
  Number of Holdings                                                       137
 ................................................................................


We believe our conservative investment style, which included limited exposure to emerging markets, helped us outperform the Lipper fund peer group. The Fund trailed the Morgan Stanley Index because our long-term discipline to limit weightings in individual countries led to lower exposure to countries such as the United States and the United Kingdom, which were the market leaders during the fiscal year.


How would you describe the investment environment during the year?

It certainly was a challenging environment, as turmoil in markets in Asia, Russia and other parts of the emerging world increased investor concerns about the possibility of a contagion spreading to the developed world. This uncertainty supplanted the optimism that dominated the investment picture in the United States and Western Europe for much of the first part of the fiscal year that began on November 1, 1997. U.S. corporate earnings continued to grow, although at a slowing rate. For most of the fiscal year, European companies were spurred on by a confluence of favorable factors, including European economic union, corporate re-structuring, low interest rates and favorable currency trends. These factors led to gains in corporate profits and improved productivity in Europe.

More recently, uncertainty about the direction of markets has been exacerbated by growing problems within financial institutions, including banks, brokerages and hedge funds, and troubles in political systems, particularly in Russia and the Far East. This has led to the onset of increased volatility in virtually every financial center, creating a difficult environment for the rational conduct of the markets. As a result, we have witnessed both a flight to quality in investments and a repatriation of money to its domestic origins.


What were your primary asset allocation strategies within this environment?

The geographical emphasis was largely consistent with the Fund's allocation a year ago, concentrating on North America and Western Europe. We have accentuated the areas of the globe where economic growth is expected to continue, while avoiding those areas experiencing the most dramatic turmoil, most notably the Far East. We also have created a modest cash position, which we intend to use opportunistically to take advantage of opportunities created by market turmoil. The absence of any investments in Latin America is consistent with the Fund's strategy to emphasize those countries and companies that have demonstrated sustained economic leadership.

--------------------------------------------------------------------------------
                                   EVERGREEN
                              Global Leaders Fund
--------------------------------------------------------------------------------

                          Portfolio Manager Interview


                              Geographical/Asset
                                  Allocation
                        ------------------------------
                        (based on 10/31/98 net assets)

  North America                                                          41.0%
 ................................................................................
  Europe                                                                 43.7%
 ................................................................................
  Far East                                                                8.3%
 ................................................................................
  Cash & Cash Equivalents                                                 7.0%
 ................................................................................
  (Portfolio composition subject to change)


How did investments in the U.S. perform?

The performance in the United States was good, in line with the overall market. We continued the long-term strategy of investing in leading companies throughout the economy, emphasizing both quality and diversification. The Fund's best-performing U.S. stock was also the largest domestic holding--Wal-Mart Stores, Inc., which had a return of 96.4% for the 12 months. The next best performing company was SunAmerica, Inc., an investment management, brokerage and annuity company that benefited from a takeover offer from AIG. SunAmerica rose 94.6% during the year. Other major contributors to performance included:
Schering-Plough Corp., the pharmaceutical company, which rose 83%; Cisco Systems, Inc., the network and Internet company, which rose 73.1%; and GAP, Inc., the retailer, which had a return of 69.2%.


                            Top 10 Equity Holdings
                        ------------------------------
                        (based on 10/31/98 net assets)

  RWE AG                                                                  2.8%
 ................................................................................
  Seven-Eleven Japan Co., Ltd.                                            2.5%
 ................................................................................
  Nintendo Co., Ltd.                                                      2.1%
 ................................................................................
  Wal-Mart Stores, Inc.                                                   2.0%
 ................................................................................
  SAP AG                                                                  1.8%
 ................................................................................
  General Electric Co.                                                    1.7%
 ................................................................................
  Microsoft Corp.                                                         1.7%
 ................................................................................
  Benetton Group SpA ADS                                                  1.7%
 ................................................................................
  Bombardier, Inc., Cl. B                                                 1.7%
 ................................................................................
  Hugo Boss AG                                                            1.5%
 ................................................................................
  (portfolio composition subject to change)


How did investments outside the U.S. perform?

The Fund had positive returns, with the better performing investment returns occurring in Europe, which we emphasized. The Fund's top-performing countries were: Belgium (54.0%); France (29.7%); Spain (26.5%); The Netherlands (22.7%); and Sweden (22.6%). The Asian investments, where we were under-weighted, lagged.

The best performing foreign investment was Vodaphone Group, a mobile phone operator in the United Kingdom, which produced a 144.8% return for the Fund for the 12 months. The second best performance came from Hennes & Mauritz, a Swedish clothing retailer, which rose 71.6%. Other strong contributors included UCB, the Belgian pharmaceutical and specialty chemicals company, which had a 69.0% return; Synthelabo, a French pharmaceutical company, which rose 61.8%; and Wolters Kluwer, a professional and scientific publisher based in The Netherlands, which posted a return of 57.4%.

--------------------------------------------------------------------------------
                                   EVERGREEN
                              Global Leaders Fund
--------------------------------------------------------------------------------

                          Portfolio Manager Interview


                               Top 5 Industries
                        ------------------------------
                        (based on 10/31/98 net assets)

  Healthcare Products & Services                                         10.0%
 ................................................................................
  Information Services & Technology                                       9.1%
 ................................................................................
  Finance & Insurance                                                     8.9%
 ................................................................................
  Retailing & Wholesale                                                   8.9%
 ................................................................................
  Food & Beverage Products                                                5.2%
 ................................................................................


What is your outlook?

We will continue to follow our long-term investment disciplines, seeking to invest in the best 100 companies in the world. We use a strong quantitative, fundamental and valuation review, combined with an active management discipline to sell those stocks that no longer meet our criteria.

In the coming year, we believe selectivity among individual companies and markets will be the keys to performance. A slowdown in the rate of economic growth looms on the horizon for many of the markets in which your Fund invests. The rising tide of money flow, which has supported the prices of stocks worldwide, appears to be abating. Catalysts such as the European Union and the launch of the single currency, the euro, while strong macro forces, will not be sufficient to overcome weak profit reports, we believe. Companies that consistently demonstrate sustained profit leadership and project visible growth in any economic environment will be the likely candidates for out-performance, we believe. In an environment of uncertainties, the companies with superior managements and strong financial balance sheets will be better able to capitalize on market opportunities. We intend to identify those companies and include them in your portfolio.

Despite the demanding environment of the past year, we are satisfied with the Fund's overall performance and remain confident. We believe we are prudently and opportunistically positioned for the challenges ahead.

--------------------------------------------------------------------------------
                                   EVERGREEN
                           Global Opportunities Fund
--------------------------------------------------------------------------------
                     Fund at a Glance as of October 31, 1998

We heavily weighted the portfolio in favor of European small-cap stocks earlier in the year because they represented the best value. After the fears of a global economic slowdown affected the European markets, however, we shifted assets to the United States.

                                   Portfolio
                                  Management
--------------------------------------------------------------------------------

                     [PHOTO OF GARY CRAVEN APPEARS HERE]
                                  Gary Craven
                             Tenure: January 1998

                      [PHOTO OF GILMAN GUNN APPEARS HERE]
                                Gilman Gunn
                              Tenure: June 1997

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          CURRENT INVESTMENT STYLE/1/
--------------------------------------------------------------------------------

[GRAPHIC             Morningstar's Style Box is based on a portfolio date as of
APPEARS HERE]        9/30/98.

                     The Equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

                     /1/Source: 1998 Morningstar, Inc.

Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. The MSCIWI is an unmanaged index and does not include transaction costs associated with buying and selling securities or any management fees. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
                            Performance and Returns*
--------------------------------------------------------------------------------
                                  Class A      Class B      Class C    Class Y
Inception Date                    3/16/88       2/1/93       2/1/93    1/13/97
 ................................................................................
Average Annual Returns
 ................................................................................
1 year with sales charge          -16.58%      -17.11%      -13.84%      n/a
 ................................................................................
1 year w/o sales charge           -12.42%      -13.06%      -13.13%   -12.45%
 ................................................................................
5 years                             2.70%        2.56%        2.89%       --
 ................................................................................
10 years                            9.33%          --           --        --
 ................................................................................
Since Inception                     9.08%        7.15%        7.32%    -5.23%
 ................................................................................
Maximum Sales Charge                4.75%        5.00%        1.00%      n/a
                                  Front End      CDSC         CDSC
 ................................................................................
12-month capital gain
distributions per share            $1.53        $1.53        $1.53     $1.53
 ................................................................................
*Adjusted for maximum sales charge.

--------------------------------------------------------------------------------
                                LONG TERM GROWTH
--------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]

                         Class A           MSCIWI             CPI
        10/31/88           9,525           10,000          10,000
        10/31/89          10,339           11,396          10,449
        10/31/90          10,091           10,172          11,107
        10/31/91          13,091           11,844          11,431
        10/31/92          13,294           11,291          11,797
        10/31/93          20,339           14,416          12,122
        10/31/94          22,258           15,594          12,438
        10/31/95          25,760           17,158          12,787
        10/31/96          26,726           20,047          13,170
        10/31/97          27,862           23,505          13,444
        10/31/98          24,402           27,192          13,627

Comparison of a $10,000 investment in Evergreen Global Opportunities Fund Class A, versus a similar investment in the Morgan Stanley Capital International World Index (MSCIWI), and the Consumer Price Index (CPI).

The Morgan Stanley Capital International World Index is a broad-based securities market index of about 1,500 securities from major developed markets around the world. The index is unmanaged and includes North America, Europe, and the Pacific Rim.

--------------------------------------------------------------------------------
                                    EVERGREEN
                            Global Opportunities Fund
--------------------------------------------------------------------------------

                           Portfolio Manager Interview

How did the Fund perform during the fiscal year?

The Fund's performance was consistent with returns of small companies around the world. Small cap stocks tended to lag large company stocks this year. For the 12-month period ended October 31, 1998, the Evergreen Global Opportunities Fund Class A shares had a total return of -12.4%. Class B and C shares both had total returns of -13.1%, while Class Y shares had a return of -12.5%. These returns are unadjusted for any applicable sales charges. During the same period, the Russell 2000 Index, a common benchmark for the U.S. small company stock market, had a return of -11.8%, while the average global small company stock fund had a return of -10.2%, according to Lipper, Inc., an independent monitor of mutual fund performance.

                           Portfolio Characteristics
--------------------------------------------------------------------------------
                               (as of 10/31/98)

  Total Net Assets                                               $204,165,709
 ................................................................................
  Number of Holdings                                                      183
 ................................................................................

How have the Fund's assets been allocated, between the U.S. and foreign markets?

G. Craven: During the last six weeks of the fiscal year, the allocation to the United States was raised from about 27% of net assets to approximately 39%. We also have moved from an extremely defensive position at the height of market volatility this past summer-when almost 25% of assets were in cash and cash equivalents-to a cash position of about 11% at the end of the year. As Gilman Gunn will discuss, outside of the United States our major focus of attention remains on Western Europe.

We have seen changes in the environment during the course of the year, when the real and perceived weakening of economies throughout the world resulted in a powerful fall in stock prices during the summer of 1998. These problems started in Asia and spread to Eastern Europe, South America, Western Europe and the United States. Since the summer, a number of corrective steps have been taken by monetary and fiscal policy-makers around the world to stabilize economies and restore economic growth. These include short-term interest rate reductions in the United States, economic reforms in emerging nations such as Brazil, and changes in fiscal and economic policies in Japan to stimulate growth. As a result, late in the fiscal year, a potentially more positive outlook emerged, particularly in the United States.

                             Geographical Allocation
--------------------------------------------------------------------------------
                         (based on 10/31/98 net assets)

  United States                                                        38.7%
 ................................................................................
  United Kingdom                                                       13.7%
 ................................................................................
  Switzerland                                                           6.8%
 ................................................................................
  France                                                                6.3%
 ................................................................................
  Japan                                                                 4.5%
 ................................................................................
  Germany                                                               3.8%
 ................................................................................
  Netherlands                                                           3.2%
 ................................................................................
  Sweden                                                                2.3%
 ................................................................................
  Ireland                                                               2.1%
 ................................................................................
  Italy                                                                 2.1%
 ................................................................................
  Australia                                                             1.5%
 ................................................................................
  Spain                                                                 1.3%
 ................................................................................
  Other                                                                 2.4%
 ................................................................................
  Cash & Cash Equivalents                                              11.3%
 ................................................................................

--------------------------------------------------------------------------------
                                    EVERGREEN
                            Global Opportunities Fund
--------------------------------------------------------------------------------

                           Portfolio Manager Interview

What has been the investment environment for the U.S. small company stock market during the year?

G. Craven: It was a roller coaster year. The stocks of technology and growth companies tended to do well in the spring. As investors perceived a slowing of economic growth around the world, however, it became a very tough environment for cyclical companies and manufacturing companies throughout the summer. Small company stock prices fell dramatically. The net effect was that by the beginning of October, small company stock valuations-in relation to large company stock valuations-were the most attractive they had been in 20 years. Small company stocks then started to move up in October.

What strategies and types of investments have you used in managing the U.S. small company portfolio?

G. Craven: During the year, we moved the portfolio more toward higher quality companies, with less in cyclical industries, including technology. We also allocated more to cash during the summer. By higher quality companies, I am referring to firms with strong competitive positions and better business characteristics, including strong balance sheets and excellent managements.

Toward the end of the year, as we saw more positive signals in the market, we increased the exposure to technology, primarily semi-conductor-related and telecommunications-related companies. The prices of these companies had gone down and we saw very strong long-term growth trends that made the lower prices appear attractive.

The semiconductor industry, while somewhat cyclical, still benefits from continued demand driven by the development of increasingly faster and smaller semi-conductor chips and their more pervasive use throughout the economy. I think the growth outlook is very powerful, and valuations are extremely attractive. Among the companies in which we have increased our investments are Sipex, Artisan Components and Silicon Graphics.

Telecommunications is probably the strongest growth industry in the world. Data and voice transmissions are increasing at a tremendous rate, and companies that address the needs of telecommunications have very strong earnings prospects. Among the companies in which we have invested are PMC-Sierra, Vanguard Cellular (which has been acquired) and Premier Technologies.

We also have invested very carefully in the Internet, emphasizing companies involved in the actual infrastructure or operation of the Internet. We believe this is a lower-risk way to invest in the worldwide web because these companies depend primarily on the level of Internet traffic rather than on the popularity of any specific website. Among the examples of investments are Broadvision, which enables corporations to have their own websites, and Exodus, which provides the services to transmit and to store data in a secure manner.

In addition to these areas of emphasis, we have reduced our holding in financial stocks because of growing concerns about credit-worthiness of their customers. Among the stocks that we eliminated were E-Trade, an electronic securities trading company; Capital Re, a reinsurance company; and Freedom Securities, a brokerage firm.

--------------------------------------------------------------------------------
                                   EVERGREEN
                           Global Opportunities Fund
--------------------------------------------------------------------------------

                          Portfolio Manager Interview

What is your outlook in the U.S. small company stock market?

G. Craven: We think we have turned the corner on the domestic side. The market declines we have seen before October were equal to the biggest declines of the past 20 years. As a result, we think the opportunity for the market advancing is very strong. Moreover, because of the buying opportunities created by the market declines, we think we have assembled the strongest portfolio of domestic companies in more than two years. In addition, the market environment has been helped by the fiscal and monetary policies of the federal government. To be sure, there still are uncertainties about the economy and there still are problems that could disrupt the earnings outlooks for some companies. In spite of these uncertainties, we are finding companies and industries with promising growth prospects that have the potential to deliver strong returns for investors.

                                Top 5 Industries
                         ------------------------------
                         (based on 10/31/98 net assets)

  Business & Public Services                                            16.2%
 ................................................................................
  Health & Personal Care                                                 7.1%
 ................................................................................
  Wholesale & International Trade                                        5.7%
 ................................................................................
  Technology                                                             5.5%
 ................................................................................
  Food & Household Products                                              5.4%
 ................................................................................

Turning to you Gilman, what was the outlook like for small company stocks outside the United States, and how did that affect strategy?

G. Gunn: I think it is fair to say that small company stocks were out of favor during much of the past year throughout the world. During the first several months of the year in Europe, however, there was a powerful rally in large company stocks that helped bring up the value of small company stocks, even though they trailed the large cap stocks.

We heavily weighted the portfolio in favor of European small-cap stocks earlier in the year because they represented the best value. After the fears of a global economic slowdown affected the European markets, however, we shifted assets to the United States. We believed that U.S. small cap stocks had been hit unmercifully and as a result had become very attractive values. At the same time, the European small cap stocks that had moved up in sympathy with large cap stocks appeared to offer less attractive values in comparison to the United States. At the same time, we believe Europe remains home to the best small company stock opportunities outside the U.S.

The fund's asset allocation still has a heavy concentration in Western Europe. At the close of the fiscal year, 46% of assets were invested in Western Europe, with 14% in the United Kingdom, and 6% in France and another 7% in Switzerland. Near the end of the year, we increased the allocation to Japan from about 4% to 5% both as a diversification step and because the Japanese government has started taking some limited steps to revive the economy. Very little money was invested in emerging markets.


                             Top 10 Equity Holdings
                             ----------------------
                         (based on 10/31/98 net assets)

  Boewe Systec AG                                                        2.3%
 ................................................................................
  Aegis Group Plc                                                        2.1%
 ................................................................................
  Lindt & Spruengli AG                                                   1.6%
 ................................................................................
  Capita Group Plc                                                       1.4%
 ................................................................................
  Laurus NV                                                              1.2%
 ................................................................................
  DCC Plc                                                                1.2%
 ................................................................................
  Compass Group                                                          1.2%
 ................................................................................
  Mediolanum SpA                                                         1.1%
 ................................................................................
  CSG System International, Inc.                                         1.0%
 ................................................................................
  Ashtead Group Plc                                                      1.0%
 ................................................................................
  (portfolio composition subject to change)

--------------------------------------------------------------------------------
                                    EVERGREEN
                            Global Opportunities Fund
--------------------------------------------------------------------------------

                           Portfolio Manager Interview

In what types of companies have you invested outside the United States?

G. Gunn: We try to complement the holdings in the U.S. portfolio, which often are in technology-related industries. Outside the United States, we tend to invest in small, stable businesses with some predictability and stability to them. They tend to be lower tech than the U.S. holdings.

At the end of the fiscal year, the largest holding was Boewe Systec, a German company, which is one of the world's larger manufacturers of high-speed, automated mailing systems. These systems automatically fold paper and stuff them into the envelopes for mass mailings.

Another representative holding was Lindt & Spruengli, a Swiss maker of fine chocolate candies. We are starting to see this company's chocolates in specialty stores in the United States. A third company is Aegis Group PLC, based in the United Kingdom. This company is one of the largest media-buying companies in Europe.

What is the outlook for foreign small company stocks?

G. Gunn: For small cap stocks to do well anywhere, you need low interest rates, an expanding economy, and a rising stock market. In Europe, we have lower interest rates than in the U.S., so that's a positive. We also have GDP growth estimates declining, however, and stock markets that are showing more volatility. As a result, it will continue to be a volatile period.

Our job, in this environment, is to make sure we find the best small company stocks in relatively stable businesses and where they have niche strength. We believe if we own these types of stocks, we have the opportunity to do well provided interest rates and the economic environment cooperate.

Small capitalization investing typically carries additional risks since smaller companies generally have a higher risk failure. Although it may offer the potential for greater long term results, it may also result in greater price volatility.

--------------------------------------------------------------------------------
                                    EVERGREEN
                            International Growth Fund
--------------------------------------------------------------------------------

                     Fund at a Glance as of October 31, 1998


We have been relatively cautious, concentrating the Fund's investments where economic growth is expected to be strongest and in industries that are fairly defensive in nature.


                                   Portfolio
                                  Management
                       ---------------------------------

                      [PHOTO OF GILMAN GUNN APPEARS HERE]

                                   Gilman Gunn
                              Tenure: January 1991


--------------------------------------------------------------------------------
                          CURRENT INVESTMENT STYLE/1/
--------------------------------------------------------------------------------

                     Morningstar's Style Box is based on a portfolio date as of
[GRAPHIC             9/30/98.
 APPEARS HERE]
                     The Equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.


/1/Source: 1998 Morningstar, Inc.


--------------------------------------------------------------------------------
                            PERFORMANCE AND RETURNS*
--------------------------------------------------------------------------------
                                   Class A   Class B   Class C   Class Y
Inception Date                     1/20/98    9/6/79   3/06/98   3/09/98
 ................................................................................
Average Annual Returns
 ................................................................................
1 year with sales charge              -        5.05%      -         -
 ................................................................................
1 year w/o sales charge               -        9.35%      -         -
 ................................................................................
5 years                               -        8.50%      -         -
 ................................................................................
10 years                              -        6.19%      -         -
 ................................................................................
Since Inception**                   3.42%     10.46%   -3.72%    -3.62%
 ................................................................................
Maximum Sales Charge                4.75%      5.00%    1.00%      n/a
                                  Front End    CDSC     CDSC
 ................................................................................
12-month distributions per share      -       $0.33       -         -
 ................................................................................
12-month capital gain
distributions per share               -       $1.54       -         -
 ................................................................................

*  Adjusted for maximum sales charge.
** Represents cumulative returns for Class A, C, and Y shares; these classes opened in 1998 and do not have annual returns yet.


--------------------------------------------------------------------------------
                               LONG TERM GROWTH
--------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]

                         Class B         MSCIEAFEI          CPI
        10/31/88          10,000           10,000          10,000
        10/31/89          10,213           10,840          10,449
        10/31/90           8,749            9,479          11,107
        10/31/91           9,312           10,172          11,431
        10/31/92           9,637            8,860          11,797
        10/31/93          11,960           12,216          12,122
        10/31/94          12,762           13,484          12,438
        10/31/95          13,042           13,475          12,787
        10/31/96          14,407           14,930          13,170
        10/31/97          16,667           15,664          13,444
        10/31/98          18,225           17,223          13,627


Comparison of a $10,000 investment in Evergreen International Growth Fund Class B, versus a similar investment in the Morgan Stanley Europe, Australia, and Far East Index (MSCIEAFEI) and the Consumer Price Index (CPI).

The Morgan Stanley Europe, Australasia, and Far East (EAFE) Index is an unmanaged, capitalization index representing the industry composition and a sampling of small, medium, and large capitalization companies from the aforementioned global markets.

Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. The MSCIEAFEI is an unmanaged index and does not include transaction costs associated with buying and selling securities or any management fees. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
                                    EVERGREEN
                            International Growth Fund
--------------------------------------------------------------------------------

                           Portfolio Manager Interview


How did the Evergreen International Growth Fund perform for the fiscal year?

The Fund performed well in a difficult environment. For the 12 months that ended on October 31, 1998, the Fund's Class B shares had a total return of 9.4%, unadjusted for any applicable sales charges. By comparison, the Morgan Stanley Capital International EAFE Index, a commonly used benchmark for foreign stock performance, had a return of 9.7% and the average diversified international mutual fund had a return of 4.1%, according to Lipper Analytical Services, Inc., an independent monitor of mutual fund performance. The Fund did better than most other international stock funds because we had a higher concentration in Europe, and less in Japan and emerging markets. We had less than 1% of net assets in emerging markets. During the past year, it didn't take much in emerging markets to affect a fund's performance adversely. The Fund is managed for those who want some international diversification, but with less risk than the typical international fund. We try to achieve consistent results.


                           Portfolio Characteristics
--------------------------------------------------------------------------------
                               (as of 10/31/98)



Total Net Assets                                                    $635,686,086
 ................................................................................
Number of Holdings                                                           193
 ................................................................................


What was the investment environment like?

Investment conditions became more difficult as the year progressed, particularly after the Russian crisis unfolded, and the government devalued the currency and defaulted on part of its debt. The Russian collapse drew attention back to the problems in emerging markets and their potential effects on other economies. The economic problems of the emerging markets were complex, and will be difficult to sort out. The devaluations in many emerging markets, especially in Asia, have created major burdens for those companies with dollar-based debt. The weaknesses in the commodity markets added to the problems, because the economies of many emerging nations are based on commodities. An important aspect of the growth in emerging markets had been the flow of foreign investments, either direct investments by operating companies or indirect investments by foreign investment funds. These flows have slowed significantly and that has had a great impact on the emerging markets.

Western Europe, which had an optimistic outlook for much of the fiscal year, has also been affected. Some European countries are directly exposed to the emerging markets. European banks, which are exposed in varying degrees to emerging markets, represent a large part of the Morgan Stanley EAFE Index. In addition, the economic problems in the emerging markets have created more low-cost

--------------------------------------------------------------------------------
                                    EVERGREEN
                            International Growth Fund
--------------------------------------------------------------------------------

                           Portfolio Manager Interview


competition for many European companies, including companies that thought this competition would not be a factor. As a result, expectations for European economic growth and earnings growth of European companies have been reduced.

Japan has suffered through a severe recession. The Japanese government recently has started to make some small steps to help the economy grow and to correct the problems in its banking system.

What have been your principal strategies in this environment?

We have been relatively cautious, concentrating the Fund's investments where economic growth is expected to be strongest and in industries that are fairly defensive in nature. We also tended to have greater cash levels than we do normally. The Fund ended the fiscal year with a cash level of about 18%.

The Fund's greatest concentration has been in Europe, which we think is the best foreign market in which to be invested, even if growth estimates and earnings expectations are being lowered. About 73% of net assets are invested in Europe at the end of the fiscal year.


                                Top 10 Countries
                         ------------------------------
                         (based on 10/31/98 net assets)


United Kingdom                                                             14.6%
 ................................................................................
France                                                                     14.0%
 ................................................................................
Germany                                                                    10.0%
 ................................................................................
Japan                                                                       8.6%
 ................................................................................
Netherlands                                                                 7.7%
 ................................................................................
Switzerland                                                                 6.9%
 ................................................................................
Sweden                                                                      5.8%
 ................................................................................
Italy                                                                       4.7%
 ................................................................................
Australia                                                                   2.2%
 ................................................................................
Spain                                                                       2.0%
 ................................................................................


The portfolio weighting in Japan, the world's second largest economy after the United States, was recently increased to 9%, largely as a diversification measure and because that nation is beginning to take some positive steps, as mentioned earlier.

In individual company selection, we have focused on relatively defensive industries. The Health & Personal Care industry, which includes pharmaceuticals, had the highest weighting at 14% of net assets. Banks, at 6%, was another top industry. Here we concentrated on banks with little emerging market exposure. Other industries we emphasized were Food & Household Products, Business & Public Services and Energy Sources.


                               Top 5 Industries
                       ---------------------------------
                       (based on 10/31/98 of net assets)


Health & Personal Care                                                     14.3%
 ................................................................................
Food & Household Products                                                   7.9%
 ................................................................................
Banking                                                                     6.1%
 ................................................................................
Energy Sources                                                              5.2%
 ................................................................................
Business & Public Services                                                  4.9%
 ................................................................................


What are some examples of your investments in specific companies?

The Fund's largest equity holding was Nestle's, the Swiss food manufacturer, at more than 2% of net assets. Nestle's in many ways mirrors the blue chip stocks we emphasize, and has been the type of consistent performer we like to have in the portfolio. Although Nestle's is exposed to the emerging markets, we like it because it is dominant in its businesses. It has a broad array of very strong brands, a good balance sheet, and an excellent distribution system around the world.

Another interesting company is Suez Lyonnais Des Eaux, a French company for which there is no equivalent in the U.S. Suez Lyonnais, which represented about 2% of

--------------------------------------------------------------------------------
                                    EVERGREEN
                            International Growth Fund
--------------------------------------------------------------------------------

                           Portfolio Manager Interview


net assets, is a utility conglomerate with a very large market share of ownership of French water systems. The company recently has been acquiring water systems and electric power systems around the world. Suez Lyonnais has been a consistent performer that has achieved impressive growth by acquiring privatized utility systems that are monopolies in their markets.

A third example, ISS International, is one of the Fund's smaller investments, which we have made to complement and give diversification to the larger, blue chip names that the Fund emphasizes. ISS International is a Danish company that specializes in institutional cleaning, primarily offices and corporate headquarters. It is growing rapidly, both organically and through acquisitions.


                                Top 10 Holdings
                        ------------------------------
                        (based on 10/31/98 net assets)


Nestle SA                                                                   2.2%
 ................................................................................
Suez Lyon Eaux                                                              2.0%
 ................................................................................
Unilever NV CVA                                                             2.0%
 ................................................................................
Rhone-Poulenc SA, Cl.A                                                      1.8%
 ................................................................................
Telecom Italia SpA                                                          1.7%
 ................................................................................
Novartis AG                                                                 1.7%
 ................................................................................
Societe Nationale Elf Aquitaine SA                                          1.5%
 ................................................................................
Karstadt AG                                                                 1.5%
 ................................................................................
Roche Holding AG                                                            1.4%
 ................................................................................
Eaux Cie Generale                                                           1.3%
 ................................................................................
(portfolio composition subject to change)


What is your outlook?

We think the outlook is for more volatility around the world in all types of asset classes. We believe the type of stocks we own, however, are the kind that will hold their value in a period of volatility. We concentrate on established companies, and we diversify to include both growth stocks, purchased at reasonable prices, and value stocks. This strategy of blending has helped the Fund during the past five years under present management to return consistent, above-average returns with lower volatility.

--------------------------------------------------------------------------------
                                    EVERGREEN
                               Latin America Fund
--------------------------------------------------------------------------------

                     Fund at a Glance as of October 31, 1998


We adjusted our strategies because of the volatility and the downdraft in the markets. We concentrated on the most liquid -- or easily tradable--securities, and we reduced the total number of securities in the portfolio.

                                    Portfolio
                                   Management
--------------------------------------------------------------------------------


                     [PHOTO OF FRANCIS CLORO APPEARS HERE]

                                 Francis Claro
                             Tenure: October 1996

                     [PHOTO OF ANTONIO DOCAL APPEARS HERE]

                                 Antonio Docal
                             Tenure: October 1996


--------------------------------------------------------------------------------
                          CURRENT INVESTMENT STYLE/1/
--------------------------------------------------------------------------------

                     Morningstar's Style Box is based on a portfolio date as of
[GRAPHIC             9/30/98.
 APPEARS HERE]
                     The Equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

                     /1/Source: 1998 Morningstar, Inc.

Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. The MSCIWI and the MSCILAI are unmanaged indices and do not include transaction costs associated with buying and selling securities or any management fees. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.


--------------------------------------------------------------------------------
                           Performance and Returns*
--------------------------------------------------------------------------------
                                  Class A   Class B   Class C   Class Y
Inception Date                    11/01/93  11/01/93  11/01/93  3/13/98
 ................................................................................
Average Annual Returns
 ................................................................................
1 year with sales charge          -30.63%   -30.45%   -28.42%     n/a
 ................................................................................
1 year w/o sales charge           -27.18%   -27.60%   -27.86%      -
 ................................................................................
3 years                            -1.18%    -1.00%    -0.37%      -
 ................................................................................
Since Inception**                   0.00%     0.00%     0.24%   -30.71%
 ................................................................................
Maximum Sales Charge                4.75%     5.00%     1.00%     n/a
                                Front End    CDSC      CDSC
 ................................................................................
12-month capital gain
distributions per share            $2.86     $2.86     $2.86       -
 ................................................................................

*  Adjusted for maximum sales charge.
** Represents cumulative returns for Class Y shares; this class opened in 1998 and does not have an annual return yet.


--------------------------------------------------------------------------------
                               LONG TERM GROWTH
--------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]

                        Class A          MSCIWI         MSCILAI            CPI
         11/1/93          9,525          10,000          10,000          10,000
         4/30/94          9,525          10,281          11,691          10,117
        10/31/94         10,212          10,817          14,623          10,261
         4/30/95          9,259          11,339          10,170          10,425
        10/31/95          9,870          11,902          10,042          10,549
         4/30/96         10,910          13,524          11,694          10,719
        10/31/96         11,523          13,905          12,385          10,865
         4/30/97         14,485          14,989          15,586          10,995
        10/31/97         13,733          16,304          15,362          11,091
         4/30/98         15,624          19,414          16,586          11,153
        10/31/98         10,001          18,862          11,061          11,242


Comparison of a $10,000 investment in Evergreen Latin America Fund, Class A shares, versus a similar investment in the Morgan Stanley Capital International World Index (MSCIWI), Morgan Stanley Capital International Latin America Index (MSCILAI) and the Consumer Price Index (CPI).

The Morgan Stanley Capital International World Index is a broad-based securities market index of about 1,500 securities from major developed markets around the world. The index is unmanaged and includes North America, Europe, and the Pacific Rim.

The Morgan Stanley Capital International EMF Latin America Index is an unmanaged index representing all emerging markets from Latin America.

--------------------------------------------------------------------------------
                                    EVERGREEN
                               Latin America Fund
--------------------------------------------------------------------------------

                           Portfolio Manager Interview


How did the Fund perform during the fiscal year?

Although the Fund outperformed relevant indices and other Latin America mutual funds in a difficult period, returns from Latin America were disappointing. For the 12 months that ended on October 31, 1998, the Evergreen Latin America Fund's Class A, B and C shares had returns of -27.2%, -27.6% and -27.9%, respectively, unadjusted for any applicable sales charges. During the year, the average return of Latin America funds was -32.3%, as measured by Lipper Analytical Services, Inc., an independent monitor of mutual fund performance, while the Morgan Stanley Capital International Latin America Index had a return of -28.0%. The Morgan Stanley Capital International World Index, a global index heavily dominated by large companies in developed economies, had a return of 15.3% for the year. Please note, that we have changed the Fund's benchmark from the MSCI World Index to the MSCI Latin America Index to accurately reflect its investment objective which changed last year.


                           Portfolio Characteristics
                           -------------------------
                               (as of 10/31/98)


  Total Net Assets                                                 $43,282,029
 ................................................................................
  Number of Holdings                                                        40
 ................................................................................


What was the investment environment like?

In the summer of 1998, a number of global economic problems came together to create a global liquidity crunch that had severe impacts on emerging markets, including Latin America. Money fled from emerging markets, which lost much of their liquidity, making it difficult to trade either stocks or bonds or refinance corporate loans.

This situation began unfolding in July of 1997 when Thailand devalued its currency, setting off a crisis that spread throughout Asia and created doubts about other emerging markets. Latin America was briefly affected by investor concerns about emerging markets in October 1997, but the region's markets bounced back in a sharp rally through the end of 1997. During the first half of 1998, however, the global situation deteriorated. A major concern was Japan, which seemed to be heading into a recession. In addition, economic growth in the United States and Western Europe--the two engines that had been driving the global economy-appeared to be slowing.

Against this worsening backdrop, the Russian economy plunged into a crisis in the summer of 1998, and the government defaulted on part of its debt and devalued Russia's currency. What ensued was the start of a global credit crunch that had an enormous effect on other emerging markets, which lost a major portion of their liquidity. This credit crunch, while most severe in emerging markets, was not confined to them. Corporations in the U.S., for example, found it more difficult to obtain financing and the stock market and corporate high yield bond market suffered major corrections as global investors scrambled to buy the highest quality securities available. The best-performing asset class during this volatile period was the highest quality security, the U.S. Treasury Bond.

In the face of this growing global credit crunch, the U.S. Federal Reserve, the major European central banks, and the International Monetary Fund acted to restore liquidity. In the U.S., the Federal Reserve lowered short-term interest rates in both September and October, and other monetary authorities acted similarly. The G7 industrial nations/1/, including the United States, also acted to restore liquidity and encourage investors.


/1/ The Group of Seven (G7) major industrial nations is comprised of the United States, Japan, Germany, Great Britain, France, Italy and Canada.

--------------------------------------------------------------------------------
                                    EVERGREEN
                               Latin America Fund
--------------------------------------------------------------------------------

                           Portfolio Manager Interview


These concerted actions had a positive influence late in the fiscal year, and equity markets in Latin America actually recovered, gaining 50 to 60% off the bottom that was hit on September 10, 1998, as money again became available in the region's markets.


                               Top 5 Industries
                        ------------------------------
                        (based on 10/31/98 net assets)

  Telecommunications                                                     14.7%
 ................................................................................
  Utilities -- Electric, Gas & Water                                      8.1%
 ................................................................................
  Merchandising                                                           4.8%
 ................................................................................
  Beverages & Tobacco                                                     4.8%
 ................................................................................
  Health & Personal Care                                                  4.0%
 ................................................................................


In light of these unusual conditions, what strategies did you pursue?

We adjusted our strategies because of the volatility and the downdraft in the markets. We concentrated on the most liquid -- or easily tradable--securities, and we reduced the total number of securities in the portfolio. We also concentrated on defensive sectors, such as telephone companies, utilities and non-durable consumer goods, including foods. We emphasized companies with strong balance sheets, and little or no foreign debt, and we were quick to get rid of any stock at the first sign of company trouble or deterioration of earnings outlook. We focused on the most liquid markets, primarily Brazil, Mexico and Argentina. For most of the year, we had few or no investments in smaller markets such as Peru, Venezuela, Colombia and Chile.

Finally, we substantially increased our cash holdings when we thought it necessary. In fact, at the end of the fiscal year, more than 40% of net assets were invested in cash, although much of that money was put to work early in the new fiscal year.


                              Geographical/Asset
                                  Allocation
                        ------------------------------
                        (based on 10/31/98 net assets)

  Mexico                                                                 24.8%
 ................................................................................
  Brazil                                                                 23.1%
 ................................................................................
  Argentina                                                               5.6%
 ................................................................................
  Peru                                                                    1.3%
 ................................................................................
  Chile                                                                   0.5%
 ................................................................................
  Cash & Cash Equivalents                                                44.7%
 ................................................................................
  (Allocations are subject to change)


Brazil and Mexico are the region's largest markets. What were your strategies in these countries?

We were underweighted in both Brazil and Mexico for a significant portion of the year because investors were fleeing these countries and virtually all stocks were suffering steep price declines. Our investments tended to be in dollar-earning companies, such as natural resource exporters, and in companies with stable earnings. Once the outlook started improving, we increased our emphasis in these countries and took positions in more domestically oriented companies, such as telephone companies and utilities.

Brazil has the world's eighth largest economy, and is extremely important to U.S. corporations. Companies such as General Motors and CitiGroup tend to have a large presence in Brazil, and investors don't want this nation's economy to fail. Brazil's currency was under speculative attack for much of the year, although this speculation appears to have receded. Investors have recognized that Brazil's national government is acting responsibly to deal with debt and economic problems and that the United States is willing to come to its aid.

--------------------------------------------------------------------------------
                                    EVERGREEN
                               Latin America Fund
--------------------------------------------------------------------------------

                           Portfolio Manager Interview


                                Top 10 Holdings
                        ------------------------------
                        (based on 10/31/98 net assets)

  Telecomunicacoes Brasileiras S.A.
  ("Telebras") ADR                                                         7.0%
 ................................................................................
  Kimberly Clark Corp. de Mexico SA de CV, Cl. A                           4.0%
 ................................................................................
  Electrobras SA                                                           4.0%
 ................................................................................
  Telefonos de Mexico SA, ADR                                              3.8%
 ................................................................................
  Fomento Economico Mexicano SA                                            3.5%
 ................................................................................
  Transportadora de Gas del Sur SA, ADR ("TGS")                            3.2%
 ................................................................................
  Empressa Brasileira de Aeronautica                                       3.2%
 ................................................................................
  Petroleo Brasileiro SA (Petrobras)                                       3.0%
 ................................................................................
  Organization Soriana, Ser. B                                             2.8%
 ................................................................................
  Telecomunicacoes de Sao Paulo SA                                         2.6%
 ................................................................................
  (portfolio composition subject to change)


What is the outlook?

Although the Latin American region took some serious blows during the past year, we see some very attractive values in the region as we enter a new fiscal year. In Brazil, for example, stocks were trading with price/earnings ratios just 7 times estimated 1999 earnings. It wouldn't take much for these prices to move upward significantly, as we saw in the last six weeks of the past fiscal year. We believe that if confidence is restored and liquidity begins to flow back into Latin America, we can continue to see such gains.

In general, Latin American markets do well if external conditions are stable or favorable. The region is dependent on three external factors:

1. Liquidity, that is, the availability of credit and low interest rates;

2. World economic growth, which fuels demand for Latin American goods;

3. Prices for commodities, such as oil or copper, produced in Latin America.

If the international economic outlook continues to improve, the Latin American region will do very well because investors will turn to the very attractive valuations it offers. Latin America has endured a very difficult period, escaping the worst effects of the economic crisis that has crippled many Asian economies since July 1997. The economic and political reforms that occurred in Latin America in the early 1990s appeared to have worked.

We believe investors who endured the volatility of the past year are well advised to stay invested in Latin America, which has substantially rebounded from its lows and continues to offer substantial long-term growth opportunities.

--------------------------------------------------------------------------------
                                   EVERGREEN
                             Precious Metals Fund
--------------------------------------------------------------------------------

                    Fund at a Glance as of October 31, 1998


We sought to dampen volatility by selecting good individual stocks that tend to be less affected by the volatility of gold prices.


                                   Portfolio
                                  Management
--------------------------------------------------------------------------------

                      [PHOTO OF JOHN MADDEN APPEARS HERE]

                                  John Madden
                             Tenure: October 1995

--------------------------------------------------------------------------------
                           CURRENT INVESTMENT STYLE/1/
--------------------------------------------------------------------------------

[GRAPHIC             Morningstar's Style Box is based on a portfolio date as of
 APPEARS HERE]       9/30/98.

                     The Equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

                     /1/Source: 1998 Morningstar, Inc.

Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. The S&P 500 is an unmanaged index and does not include transaction costs associated with buying and selling securities or any management fees. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
                           PERFORMANCE AND RETURNS*
--------------------------------------------------------------------------------
                                           Class A      Class B      Class C
Inception Date                             1/20/98      1/30/78      1/29/98
 ................................................................................
Average Annual Returns
 ................................................................................
1 year with sales charge                      -         -26.25%          -
 ................................................................................
1 year w/o sales charge                       -         -22.60%          -
 ................................................................................
5 years                                       -         -11.38%          -
 ................................................................................
10 years                                      -          -1.98%          -
 ................................................................................
Since Inception**                         -10.95%         6.74%      -16.16%
 ................................................................................
Maximum Sales Charge                        4.75%         5.00%        1.00%
                                          Front End       CDSC         CDSC
 ................................................................................
12-month capital gain
distributions per share                       -          $0.81           -
 ................................................................................

*  Adjusted for maximum sales charge.
** Represents cumulative returns for Class A and C shares; these classes opened in 1998 and do not have annual returns yet.


--------------------------------------------------------------------------------
                                LONG TERM GROWTH
--------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]

      Date          Class B        S&P 500          CPI      Lipper Gold Index
    10/31/88         10,000         10,000        10,000          10,000
    10/31/89         10,691         12,640        10,449          11,388
    10/31/90          8,909         11,694        11,107           9,794
    10/31/91          9,916         15,612        11,431          10,242
    10/31/92          8,791         17,166        11,797           8,407
    10/31/93         14,705         19,731        12,122          13,421
    10/31/94         16,400         20,494        12,438          15,508
    10/31/95         13,328         25,913        12,787          12,614
    10/31/96         15,447         32,156        13,170          14,974
    10/31/97         10,574         42,483        13,444           9,668
    10/31/98          8,184         51,825        13,627           7,224


Comparison of a $10,000 investment in Evergreen Precious Metals Fund Class B, versus a similar investment in the Standard & Poor's 500 Index (S&P 500), the Lipper Gold Fund Index (LGFI) and the Consumer Price Index (CPI).

The Standard & Poor's 500 Index is an unmanaged index of 500 publicly traded U.S. stocks and is often used to indicate the performance of the overall stock market.

The Lipper Gold Fund Index measures the average return of the 10 largest gold funds, excluding sales charges, as tracked by Lipper Analytical Services Inc.

--------------------------------------------------------------------------------
                                    EVERGREEN
                              Precious Metals Fund
--------------------------------------------------------------------------------

                           Portfolio Manager Interview

How did the Fund perform during the period?

During the 12-month period that ended October 31, 1998, the Fund's total return declined 22.6%, unadjusted for sales charge. For the same period, the Lipper Gold Fund Index declined 25.3%.


                           Portfolio Characteristics
--------------------------------------------------------------------------------
                               (as of 10/31/98)

  Total Net Assets                                                $109,753,221
 ................................................................................
  Number of Holdings                                                        55
 ................................................................................

Compared to the general stock market, gold funds and gold bullion had a difficult year. The XAU Index, an index composed largely of North American gold stocks, declined 13.5% and the gold bullion market declined almost 6%. In comparison, the Dow Jones Industrial Average (DJIA) rose 17.5% for the same period and the Standard & Poors' 500 Index rose 22.0%.

Describe the gold market over the past year.

Within the framework of poor relative returns, prices on gold bullion and gold stocks were volatile. From January through April, for example, gold stocks performed fairly well. The price of gold fell below $280 an ounce in January and then rose to more than $300 an ounce. Gold stocks followed suit. The Fund advanced 50%, a move that significantly outpaced the rise in the DJIA during the same period.

Unfortunately, gold did not stay at the $300 level but instead returned to the pattern of decline that began in 1996. Throughout the summer of 1998, the prices of gold bullion and gold stocks declined steadily. We believe a number of factors contributed to this decline, including selling, or rumors of selling, by central banks, a decision about gold holdings for the new European Central Bank that disappointed some, and continuous pressure from short sellers who viewed gold as a commodity in significant oversupply. By the end of August 1998, gold investments were at multi-year lows. The price of gold bullion fell to $274 an ounce, and the XAU hit bottom at 48.89.

The reversal was quick and complete. Over the next few weeks, the XAU rose 60%, and the price of gold again rose beyond $300 an ounce. We believe a number of reasons accounted for this change: the declining U.S. dollar; the default of the hedge fund, Long Term Capital; President Clinton's political difficulties; and continued unsolved problems in the emerging markets. The upward movement in the price of gold ceased only when the Federal Reserve Board calmed U.S. and foreign markets and halted the U.S. dollar's decline. To paraphrase Mark Twain, this performance suggests that rumors of gold's demise as a "safe haven" may be premature.


                              Industry Allocation
--------------------------------------------------------------------------------
                        (based on 10/31/98 net assets)

  Gold Mining                                                            66.4%
 ................................................................................
  Metals & Mining                                                        30.6%
 ................................................................................
  Cash & Cash Equivalents                                                 3.0%
 ................................................................................


What was your investment strategy?

We sought to dampen volatility by selecting good individual stocks that tend to be less affected by the volatility of gold prices. A number of holdings in the portfolio, such as Barrick Gold and Euro- and Franco-Nevada, are less exposed to the vagaries of the bullion market than are unhedged operators such as Newmont or smaller operators such as some of our Canadian investments. Our strategy was more successful during

--------------------------------------------------------------------------------
                                   EVERGREEN
                             Precious Metals Fund
--------------------------------------------------------------------------------

                          Portfolio Manager Interview

periods of market advances than during periods of market downturns. Because we continue to be optimistic about the price of gold, we will maintain this strategy.

                             Geographical Allocation
--------------------------------------------------------------------------------
                         (based on 10/31/98 net assets)

  Canada                                                                  43.9%
 ................................................................................
  South Africa                                                            29.3%
 ................................................................................
  United States*                                                          17.7%
 ................................................................................
  Australia                                                                8.7%
 ................................................................................
  Papua New Guinea                                                         0.4%
 ................................................................................
  *Includes short term investments

Where did you find opportunity?

We added to holdings in South Africa with opportunities in larger companies, such as Gold Fields, which is benefiting from restructuring; and in smaller companies, such as Harmony. Two Australian companies, Ross Mining and Delta Gold, performed very well. Ross Mining successfully commissioned its new mine in the Solomon Islands, and Delta Gold had strong production and exploration results. Overall, however, investments in North America continued to represent slightly more than 60% of the Fund's equity holdings, with U.S.-based companies being a slightly larger portion than a year ago. We eliminated holdings in Latin American stocks, because we were concerned about problems in emerging markets.

Did you invest in non-gold stocks?

We continued to seek opportunities in non-gold areas, particularly in platinum and diamond companies. One successful investment, which we discussed in our last shareholder report, was Stillwater Mining, the palladium-platinum producer in Montana. Stillwater Mining has continued to perform well. While prices on many gold stocks are just returning to levels of six months ago, Stillwater has risen another 40%.


                                 Top 10 Holdings
--------------------------------------------------------------------------------
                         (based on 10/31/98 net assets)

  Franco Nevada Mining Ltd.                                               8.3%
 ................................................................................
  Anglogold Ltd.                                                          7.9%
 ................................................................................
  Euro Nevada Mining Ltd.                                                 6.4%
 ................................................................................
  Barrick Gold Corp.                                                      5.4%
 ................................................................................
  Placer Dome                                                             5.1%
 ................................................................................
  Stillwater Mining Co.                                                   5.0%
 ................................................................................
  Harmony Gold Mining Ltd.                                                4.4%
 ................................................................................
  Ashanti Goldfields Ltd., GDR                                            4.4%
 ................................................................................
  Homestake Mining Co.                                                    4.0%
 ................................................................................
  Newmont Mining Corp.                                                    3.4%
 ................................................................................

Given the volatility of gold, what is your outlook?

We are optimistic about the price of gold. The metal has absorbed an extraordinary amount of bad news over the past two years, and like most tangible assets, gold has become extremely cheap in comparison to stocks and other investments. Beyond this, however, there are several factors which bode well for both gold bullion and gold stocks. First, there is strong physical demand for gold. Recent reports indicate that gold demand in the third quarter of 1998 was at near-record

--------------------------------------------------------------------------------
                                   EVERGREEN
                             Precious Metals Fund
--------------------------------------------------------------------------------

                          Portfolio Manager Interview


levels, with investment demand in developed countries, especially the U.S., making up for declines from normally strong Asian markets. Second, the introduction of the European Monetary Union could reduce gold sales from European central banks. Third, the long bull run of the dollar has been halted, making gold more attractive.

Less quantifiable, but as important, is the fact that governments around the world are focused on maintaining economic growth. Inflation concerns have been set aside. If we avoid a global recession, however, the benign inflation numbers that have lessened investor interest in gold could be a thing of the past. Finally, investors might want to consider the potential for another market correction in the U.S. A number of unsolved problems--third world debt, problems in Iraq, disappointing corporate earnings, and a massive trade deficit--could unsettle the stock market. Under these circumstances, an investment in gold could be rewarding.

--------------------------------------------------------------------------------
                                  EVERGREEN
                         Emerging Markets Growth Fund
--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
                (For a share outstanding throughout each period)

                              Year Ended October 31,
                           -----------------------------------       Year Ended
                           1998#    1997#    1996#    1995 (b)  December 31, 1994 (a)
 CLASS A SHARES
 NET ASSET VALUE
  BEGINNING OF YEAR        $ 9.99   $ 8.46   $ 7.90    $ 8.17          $10.00
                           ------   ------   ------    ------          ------
 INCOME FROM INVESTMENT
  OPERATIONS
 Net investment income       0.14        0    (0.01)     0.05               0
 Net realized and
  unrealized gains or
  losses on securities
  and foreign currency
  related transactions      (1.98)    1.53     0.62     (0.32)          (1.83)
                           ------   ------   ------    ------          ------
 Total from investment
  operations                (1.84)    1.53     0.61     (0.27)          (1.83)
                           ------   ------   ------    ------          ------
 LESS DISTRIBUTIONS FROM
 Net realized gains on
  securities and foreign
  currency
  related transactions      (0.25)       0        0         0               0
                           ------   ------   ------    ------          ------
 Net investment income          0        0    (0.05)        0               0
 Total distributions        (0.25)       0    (0.05)        0               0
                           ------   ------   ------    ------          ------
 NET ASSET VALUE END OF
  YEAR                     $ 7.90   $ 9.99   $ 8.46    $ 7.90          $ 8.17
                           ------   ------   ------    ------          ------
 TOTAL RETURN*             (18.89%)  18.09%    7.70%    (3.30%)        (18.30%)
 RATIOS/SUPPLEMENTAL DATA
 NET ASSETS END OF YEAR
  (THOUSANDS)              $6,195   $2,777   $1,645    $1,117          $  867
 RATIOS TO AVERAGE NET
  ASSETS:
 Expenses                    2.04%    1.75%    1.74%     1.73%+          1.78%+
 Expenses, after fee
  credits                    2.02%    1.74%     N/A       N/A             N/A
 Expenses, excluding fee
  credits, waivers and
  expense reimbursements     2.21%    2.26%    3.58%     3.97%+          3.96%+
 Net investment income       1.54%   (0.02%)  (0.09%)    0.76%+          0.12%+
 PORTFOLIO TURNOVER RATE      380%     157%     107%       65%             17%

                              Year Ended October 31,
                           -----------------------------------       Year Ended
                           1998#    1997#    1996#    1995 (b)  December 31, 1994 (a)
 CLASS B SHARES
 NET ASSET VALUE
  BEGINNING OF YEAR        $ 9.85   $ 8.39   $ 7.85    $ 8.16          $10.00
                           ------   ------   ------    ------          ------
 INCOME FROM INVESTMENT
  OPERATIONS
 Net investment income       0.08    (0.08)   (0.08)     0.01           (0.02)
 Net realized and
  unrealized gains or
  losses on securities
  and foreign currency
  related transactions      (1.99)    1.54     0.62     (0.32)          (1.82)
                           ------   ------   ------    ------          ------
 Total from investment
  operations                (1.91)    1.46     0.54     (0.31)          (1.84)
                           ------   ------   ------    ------          ------
 Net realized gains on
  securities and foreign
  currency
  related transactions      (0.25)       0        0         0               0
                           ------   ------   ------    ------          ------
 LESS DISTRIBUTIONS FROM
 Total distributions        (0.25)       0        0         0               0
                           ------   ------   ------    ------          ------
 NET ASSET VALUE END OF
  YEAR                     $ 7.69   $ 9.85   $ 8.39    $ 7.85          $ 8.16
                           ------   ------   ------    ------          ------
 TOTAL RETURN*             (19.89%)  17.40%    6.90%    (3.80%)        (18.40%)
 RATIOS/SUPPLEMENTAL DATA
 NET ASSETS END OF YEAR
  (THOUSANDS)              $2,970   $4,020   $2,881    $1,940          $1,589
 RATIOS TO AVERAGE NET
  ASSETS:
 Expenses                    2.78%    2.50%    2.50%     2.48%+          2.53% +
 Expenses, after fee
  credits                    2.76%    2.49%     N/A       N/A             N/A
 Expenses, excluding fee
  credits, waivers and
  expense reimbursements     2.95%    3.00%    4.34%     4.72%+          4.71% +
 Net investment income       0.80%   (0.79%)  (0.87%)    0.03%+         (0.84%)+
 PORTFOLIO TURNOVER RATE      380%     157%     107%       65%             17%

 *  Excluding sales charges.
 +  Annualized.
 # Net investment income is based on average shares outstanding during the pe-riod.
(a) For the period from September 6, 1994 (commencement of operations) to De-cember 31, 1994.
(b) For the ten-month period ended October 31, 1995. The Fund changed its year end from December 31 to October 31, effective October 31, 1995.

                  See Combined Notes to Financial Statements.

--------------------------------------------------------------------------------
                                  EVERGREEN
                         Emerging Markets Growth Fund
--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
                (For a share outstanding throughout each period)

                              Year Ended October 31,
                           -----------------------------------       Year Ended
                            1998#    1997#    1996#   1995 (b)  December 31, 1994 (a)
 CLASS C SHARES
 NET ASSET VALUE
  BEGINNING OF YEAR        $  9.85   $ 8.38   $7.84    $ 8.16          $ 10.00
                           -------   ------   -----    ------          -------
 INCOME FROM INVESTMENT
  OPERATIONS
 Net investment income        0.05    (0.06)  (0.08)     0.02            (0.02)
 Net realized and
  unrealized gains or
  losses on securities
  and foreign currency
  related transactions       (1.97)    1.53    0.62     (0.34)           (1.82)
                           -------   ------   -----    ------          -------
 Total from investment
  operations                 (1.92)    1.47    0.54     (0.32)           (1.84)
                           -------   ------   -----    ------          -------
 Net realized gains on
  securities and foreign
  currency
  related transactions       (0.25)       0       0         0                0
                           -------   ------   -----    ------          -------
 LESS DISTRIBUTIONS FROM
 Total distributions         (0.25)       0       0         0                0
                           -------   ------   -----    ------          -------
 NET ASSET VALUE END OF
  YEAR                     $  7.68   $ 9.85   $8.38    $ 7.84          $  8.16
                           -------   ------   -----    ------          -------
 TOTAL RETURN*              (20.00%)  17.50%   6.90%    (3.90%)         (18.40%)
 RATIOS/SUPPLEMENTAL DATA
 NET ASSETS END OF YEAR
  (THOUSANDS)              $   577   $1,282   $  85    $   56          $    89
 RATIOS TO AVERAGE NET
  ASSETS:
 Expenses                     2.78%    2.50%   2.51%     2.50%+           2.53% +
 Expenses, after fee
  credits                     2.76%    2.49%    N/A       N/A              N/A
 Expenses, excluding fee
  credits, waivers and
  expense reimbursements      2.95%    3.01%   4.31%     4.74%+           4.71% +
 Net investment income        0.59%   (0.61%) (0.91%)    0.72%+          (0.82%)+
 PORTFOLIO TURNOVER RATE       380%     157%    107%       65%              17%

                                Year Ended October 31,
                           ------------------------------------       Year Ended
                            1998#     1997#    1996#   1995 (b)  December 31, 1994 (a)
 CLASS Y SHARES
 NET ASSET VALUE
  BEGINNING OF YEAR        $ 10.04   $  8.48  $  7.92   $ 8.17          $10.00
                           -------   -------  -------   ------          ------
 INCOME FROM INVESTMENT
  OPERATIONS
 Net investment income        0.16      0.03     0.01     0.05            0.01
 Net realized and
  unrealized gains or
  losses on securities
  and foreign currency
  related transactions       (1.98)     1.53     0.62    (0.30)          (1.84)
                           -------   -------  -------   ------          ------
 Total from investment
  operations                 (1.82)     1.56     0.63    (0.25)          (1.83)
                           -------   -------  -------   ------          ------
 LESS DISTRIBUTIONS FROM
 Net realized gains on
  securities and foreign
  currency
  related transactions       (0.25)        0        0        0               0
                           -------   -------  -------   ------          ------
 Net investment income       (0.01)        0    (0.07)       0               0
 Total distributions         (0.26)        0    (0.07)       0               0
                           -------   -------  -------   ------          ------
 NET ASSET VALUE END OF
  YEAR                     $  7.96   $ 10.04  $  8.48   $ 7.92          $ 8.17
                           -------   -------  -------   ------          ------
 TOTAL RETURN               (18.63%)   18.40%    7.90%   (3.10%)        (18.30%)
 RATIOS/SUPPLEMENTAL DATA
 NET ASSETS END OF YEAR
  (THOUSANDS)              $48,953   $61,142  $28,959   $9,355          $5,878
 RATIOS TO AVERAGE NET
  ASSETS:
 Expenses                     1.78%     1.50%    1.50%    1.48%+          1.53%+
 Expenses, after fee
  credits                     1.77%     1.49%     N/A      N/A             N/A
 Expenses, excluding fee
  credits, waivers and
  expense reimbursements      1.95%     2.01%    3.27%    3.72%+          3.71%+
 Net investment income        1.71%     0.25%    0.11%    0.94%+          0.43%+
 PORTFOLIO TURNOVER RATE       380%      157%     107%      65%             17%

 *  Excluding sales charges.
 +  Annualized.
 # Net investment income is based on average shares outstanding during the period.
(a) For the period from September 6, 1994 (commencement of operations) to December 31, 1994.
(b) For the ten-month period ended October 31, 1995. The Fund changed its year end from December 31 to October 31, effective October 31, 1995.

                  See Combined Notes to Financial Statements.

--------------------------------------------------------------------------------
                                  EVERGREEN
                             Global Leaders Fund
--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
                (For a share outstanding throughout each period)

                                                  Year Ended October 31,
                                                ------------------------------
                                                 1998#      1997#    1996 (a)#
 CLASS A SHARES
 NET ASSET VALUE BEGINNING OF YEAR              $  13.67   $ 11.91    $ 11.29
                                                --------   -------    -------
 INCOME FROM INVESTMENT OPERATIONS
 Net investment income                             (0.04)    (0.01)         0
 Net realized and unrealized gains or losses
  on securities and foreign currency
  related transactions                              1.38      1.78       0.62
                                                --------   -------    -------
 Total from investment operations                   1.34      1.77       0.62
                                                --------   -------    -------
 LESS DISTRIBUTIONS FROM
 Net realized gains on securities and foreign
  currency related transactions                    (0.06)    (0.01)         0
                                                --------   -------    -------
 Total distributions                               (0.06)    (0.01)         0
                                                --------   -------    -------
 NET ASSET VALUE END OF YEAR                    $  14.95   $ 13.67    $ 11.91
                                                --------   -------    -------
 TOTAL RETURN*                                      9.82%    14.88%      5.50%
 RATIOS/SUPPLEMENTAL DATA
 NET ASSETS END OF YEAR (THOUSANDS)             $142,622   $38,604    $12,975
 RATIOS TO AVERAGE NET ASSETS:
 Expenses                                           1.85%     1.91%      1.75%+
 Expenses, after fee credits                        1.85%     1.90%       N/A
 Expenses, excluding fee credits, waivers and
  expense reimbursements                             N/A      1.98%      2.16%+
 Net investment income                             (0.25%)   (0.05%)     0.10%+
 PORTFOLIO TURNOVER RATE                              16%       29%        20%

                                                  Year Ended October 31,
                                                ------------------------------
                                                  1998       1997     1996 (a)
 CLASS B SHARES
 NET ASSET VALUE BEGINNING OF YEAR              $  13.52   $  11.87   $ 11.29
                                                --------   --------   -------
 INCOME FROM INVESTMENT OPERATIONS
 Net investment income                             (0.16)#    (0.11)#   (0.02)#
 Net realized and unrealized gains or losses
  on securities and foreign currency
  related transactions                              1.40       1.77      0.60
                                                --------   --------   -------
 Total from investment operations                   1.24       1.66      0.58
                                                --------   --------   -------
 LESS DISTRIBUTIONS FROM
 Net realized gains on securities and foreign
  currency related transactions                    (0.06)     (0.01)        0
                                                --------   --------   -------
 Total distributions                               (0.06)     (0.01)        0
                                                --------   --------   -------
 NET ASSET VALUE END OF YEAR                    $  14.70   $  13.52   $ 11.87
                                                --------   --------   -------
 TOTAL RETURN*                                      9.19%     14.01%     5.10%
 RATIOS/SUPPLEMENTAL DATA
 NET ASSETS END OF YEAR (THOUSANDS)             $166,556   $134,375   $41,948
 RATIOS TO AVERAGE NET ASSETS:
 Expenses                                           2.61%      2.66%     2.50% +
 Expenses, after fee credits                        2.61%      2.66%      N/A
 Expenses, excluding fee credits, waivers and
  expense reimbursements                             N/A       2.74%     2.93% +
 Net investment income                             (1.09%)    (0.83%)   (0.68%)+
 PORTFOLIO TURNOVER RATE                              16%        29%       20%

 *  Excluding sales charges.
 +  Annualized.
 # Net investment income is based on average shares outstanding during the period.
(a) For the period from June 3, 1996 (commencement of class operations) to October 31, 1996.

                  See Combined Notes to Financial Statements.

--------------------------------------------------------------------------------
                                   EVERGREEN
                              Global Leaders Fund
--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
                (For a share outstanding throughout each period)

                                                 Year Ended October 31,
                                                 ---------------------------
                                                 1998#    1997#    1996 (a)#
 CLASS C SHARES
 NET ASSET VALUE BEGINNING OF YEAR               $13.51   $11.86    $11.29
                                                 ------   ------    ------
 INCOME FROM INVESTMENT OPERATIONS
 Net investment income                           (0.16)   (0.11)    (0.02)
 Net realized and unrealized gains or losses on
  securities and foreign currency
  related transactions                             1.38     1.77      0.59
                                                 ------   ------    ------
 Total from investment operations                  1.22     1.66      0.57
                                                 ------   ------    ------
 LESS DISTRIBUTIONS FROM
 Net realized gains on securities and foreign
  currency related transactions                   (0.06)   (0.01)        0
                                                 ------   ------    ------
 Total distributions                              (0.06)   (0.01)        0
                                                 ------   ------    ------
 NET ASSET VALUE END OF YEAR                     $14.67   $13.51    $11.86
                                                 ------   ------    ------
 TOTAL RETURN*                                     9.05%   14.02%     5.00%
 RATIOS/SUPPLEMENTAL DATA
 NET ASSETS END OF YEAR (THOUSANDS)              $3,875   $2,386    $  554
 RATIOS TO AVERAGE NET ASSETS:
 Expenses                                          2.61%    2.65%     2.50% +
 Expenses, after fee credits                       2.61%    2.65%      N/A
 Expenses, excluding fee credits, waivers and
  expense reimbursements                            N/A     2.73%     2.93% +
 Net investment income                            (1.06%)  (0.80%)   (0.67%)+
 PORTFOLIO TURNOVER RATE                             16%      29%       20%

                                                 Year Ended October 31,
                                                 --------------------------
                                                  1998#     1997#    1996#
 CLASS Y SHARES
 NET ASSET VALUE BEGINNING OF YEAR               $ 13.71   $ 11.91  $ 10.00
                                                 -------   -------  -------
 INCOME FROM INVESTMENT OPERATIONS
 Net investment income                            (0.01)      0.03     0.07
 Net realized and unrealized gains or losses on
  securities and foreign currency
  related transactions                              1.41      1.78     1.88
                                                 -------   -------  -------
 Total from investment operations                   1.40      1.81     1.95
                                                 -------   -------  -------
 LESS DISTRIBUTIONS FROM
 Net investment income                                 0         0    (0.04)
 Net realized gains on securities and foreign
  currency related transactions                    (0.06)    (0.01)       0
                                                 -------   -------  -------
 Total distributions                               (0.06)    (0.01)   (0.04)
                                                 -------   -------  -------
 NET ASSET VALUE END OF YEAR                     $ 15.05   $ 13.71  $ 11.91
                                                 -------   -------  -------
 TOTAL RETURN                                      10.23%    15.22%   19.60%
 RATIOS/SUPPLEMENTAL DATA
 NET ASSETS END OF YEAR (THOUSANDS)              $41,873   $35,461  $18,607
 RATIOS TO AVERAGE NET ASSETS:
 Expenses                                           1.61%     1.64%    1.47%+
 Expenses, after fee credits                        1.61%     1.64%     N/A
 Expenses, excluding fee credits, waivers and
  expense reimbursements                             N/A      1.72%    2.51%+
 Net investment income                             (0.09%)    0.23%    0.62%+
 PORTFOLIO TURNOVER RATE                              16%       29%      20%

 *  Excluding sales charges.
 +  Annualized.
 # Net investment income is based on average shares outstanding during the pe-riod.
(a) For the period from June 3, 1996 (commencement of class operations) to Oc-tober 31, 1996.

                  See Combined Notes to Financial Statements.

--------------------------------------------------------------------------------
                                   EVERGREEN
                          Global Opportunities Fund
--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
                (For a share outstanding throughout each period)

                           Year Ended October 31,            Year Ended September 30,
                           --------------------------    ---------------------------------------
                             1998#        1997 (a)        1997#       1996      1995      1994
 CLASS A SHARES
 NET ASSET VALUE
  BEGINNING OF YEAR        $     23.53   $     24.90     $  24.56   $  23.43   $ 19.42   $ 18.02
                           -----------   -----------     --------   --------   -------   -------
 INCOME FROM INVESTMENT
  OPERATIONS
 Net investment income or
  loss                           (0.12)         0.02        (0.17)     (0.06)    (0.16)    (0.04)
 Net realized and
  unrealized gains or
  losses on securities
  and foreign currency
  related transactions           (2.62)        (1.39)        1.76       1.19      4.17      1.60
                           -----------   -----------     --------   --------   -------   -------
 Total from investment
  operations                     (2.74)        (1.37)        1.59       1.13      4.01      1.56
                           -----------   -----------     --------   --------   -------   -------
 LESS DISTRIBUTIONS FROM
 Net realized gains on
  securities and foreign
  currency
  related transactions           (1.53)            0        (1.25)         0         0     (0.16)
                           -----------   -----------     --------   --------   -------   -------
 Total distributions             (1.53)            0        (1.25)         0         0     (0.16)
                           -----------   -----------     --------   --------   -------   -------
 NET ASSET VALUE END OF
  YEAR                     $     19.26   $     23.53     $  24.90   $  24.56   $ 23.43   $ 19.42
                           -----------   -----------     --------   --------   -------   -------
 TOTAL RETURN*                  (12.42%)       (5.50%)       6.95%      4.82%    20.65%     8.74%
 RATIOS/SUPPLEMENTAL DATA
 NET ASSETS END OF YEAR
  (THOUSANDS)              $    58,944   $    98,031     $113,477   $250,427   $94,679   $71,122
 RATIOS TO AVERAGE NET
  ASSETS
 Expenses                         1.81%         1.87% +      1.67%      1.62%     1.83%     2.01%
 Expenses, after fee
  credits                         1.80%         1.85% +      1.66%      1.60%     1.81%      N/A

 Net investment income           (0.54%)       (1.40%)+     (0.69%)    (0.53%)   (0.83%)   (0.86%)

 PORTFOLIO TURNOVER RATE           127%            7%          72%        67%       35%       32%

                           Year Ended October 31,            Year Ended September 30,
                           --------------------------   -----------------------------------------
                              1998#       1997 (a)       1997#       1996       1995       1994
 CLASS B SHARES
 NET ASSET VALUE
  BEGINNING OF PERIOD      $     22.69   $     24.03    $  23.92   $  23.00   $  19.20   $  17.95
                           -----------   -----------    --------   --------   --------   --------
 INCOME FROM INVESTMENT
  OPERATIONS
 Net investment income           (0.28)        (0.06)      (0.32)     (0.21)     (0.25)     (0.15)
 Net realized and
  unrealized gains or
  losses on securities
  and foreign currency
  related transactions           (2.49)        (1.28)       1.68       1.13       4.05       1.56
                           -----------   -----------    --------   --------   --------   --------
 Total from investment
  operations                     (2.77)        (1.34)       1.36       0.92       3.80       1.41
                           -----------   -----------    --------   --------   --------   --------
 LESS DISTRIBUTIONS FROM
 Net realized gains on
  securities and foreign
  currency
  related transactions           (1.53)            0       (1.25)         0          0      (0.16)
                           -----------   -----------    --------   --------   --------   --------
 Total distributions             (1.53)            0       (1.25)         0          0      (0.16)
                           -----------   -----------    --------   --------   --------   --------
 NET ASSET VALUE END OF
  YEAR                     $     18.39   $     22.69    $  24.03   $  23.92   $  23.00   $  19.20
                           -----------   -----------    --------   --------   --------   --------
 TOTAL RETURN*                  (13.06%)       (5.58%)      6.14%      4.00%     19.79%      7.93%
 RATIOS/SUPPLEMENTAL DATA
 NET ASSETS END OF YEAR
  (THOUSANDS)              $   122,147   $   216,471    $238,936   $385,839   $238,320   $131,695
 RATIOS TO AVERAGE NET
  ASSETS
 Expenses                         2.55%         2.62% +     2.46%      2.40%      2.58%      2.83%
 Expenses, after fee
  credits                         2.55%         2.61% +     2.44%      2.38%      2.56%       N/A
 Net investment income           (1.30%)       (2.15%)+    (1.45%)    (1.37%)    (1.59%)    (1.61%)
 PORTFOLIO TURNOVER RATE           127%            7%         72%        67%        35%        32%

*   Excluding sales charges.
+   Annualized.
# Net investment income is based on average shares outstanding during the period.
(a) For the one-month period ended October 31, 1997. The Fund changed its fiscal year end from September 30 to October 31, effective October 31, 1997.

                  See Combined Notes to Financial Statements.

--------------------------------------------------------------------------------
                                   EVERGREEN
                           Global Opportunities Fund
--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
                (For a share outstanding throughout each period)

                           Year Ended October 31,            Year Ended September 30,
                           --------------------------    --------------------------------------
                             1998#        1997 (a)        1997#      1996      1995      1994
 CLASS C SHARES
 NET ASSET VALUE
  BEGINNING OF YEAR        $     22.73   $     24.07     $ 23.97   $  23.04   $ 19.26   $ 17.99
                           -----------   -----------     -------   --------   -------   -------
 INCOME FROM INVESTMENT
  OPERATIONS
 Net investment income           (0.28)        (0.07)      (0.33)     (0.24)    (0.27)    (0.15)
 Net realized and
  unrealized gains or
  losses on securities
  and foreign currency
  related transactions           (2.49)        (1.27)       1.68       1.17      4.05      1.58
                           -----------   -----------     -------   --------   -------   -------
 Total from investment
  operations                     (2.77)        (1.34)       1.35       0.93      3.78      1.43
                           -----------   -----------     -------   --------   -------   -------
 LESS DISTRIBUTIONS FROM
 Net realized gains on
  securities and foreign
  currency
  related transactions           (1.53)            0       (1.25)         0         0     (0.16)
                           -----------   -----------     -------   --------   -------   -------
 Total distributions             (1.53)            0       (1.25)         0         0     (0.16)
                           -----------   -----------     -------   --------   -------   -------
 NET ASSET VALUE END OF
  YEAR                     $     18.43   $     22.73     $ 24.07   $  23.97   $ 23.04   $ 19.26
                           -----------   -----------     -------   --------   -------   -------
 TOTAL RETURN*                  (13.03%)       (5.57%)      6.08%      4.04%    19.63%     8.02%
 RATIOS/SUPPLEMENTAL DATA
 NET ASSETS END OF YEAR
  (THOUSANDS)              $    23,043   $    43,869     $49,524   $124,549   $86,339   $50,535
 RATIOS TO AVERAGE NET
  ASSETS:
 Expenses                         2.56%         2.62% +     2.45%      2.40%     2.58%     2.85%
 Expenses, after fee
  credits                         2.55%         2.61% +     2.43%      2.38%     2.56%      N/A

 Net investment income           (1.31%)       (2.15%)+    (1.48%)    (1.38%)   (1.59%)   (1.62%)
 PORTFOLIO TURNOVER RATE           127%            7%         72%        67%       35%       32%

                           Year Ended October 31,
                           --------------------------         Period ended
                             1998#         1997 (a)      September 30, 1997 (b)
 CLASS Y SHARES
 NET ASSET VALUE
  BEGINNING OF YEAR        $     23.90    $     25.24            $23.05
                           -----------    -----------            ------
 INCOME FROM INVESTMENT
  OPERATIONS
 Net investment income            0.09              0             (0.28)
 Net realized and
  unrealized gains or
  losses on securities
  and foreign currency
  related transactions           (2.88)         (1.34)             2.47
                           -----------    -----------            ------
 Total from investment
  operations                     (2.79)         (1.34)             2.19
                           -----------    -----------            ------
 Net realized gains on
  securities and foreign
  currency related
  transactions                   (1.53)             0                 0
                           -----------    -----------            ------
 LESS DISTRIBUTIONS FROM
 Total distributions             (1.53)             0                 0
                           -----------    -----------            ------
 NET ASSET VALUE END OF
  YEAR                     $     19.58    $     23.90            $25.24
                           -----------    -----------            ------
 TOTAL RETURN                   (12.45%)        (5.31%)            9.50%
 RATIOS/SUPPLEMENTAL DATA
 NET ASSETS END OF YEAR
  (THOUSANDS)              $        31    $         0            $    0
 RATIOS TO AVERAGE NET
  ASSETS:
 Expenses                         1.49%          1.62% +           1.42% +
 Expenses, after fee
  credits                         1.48%          1.62% +           1.42% +
 Net investment income            0.17%         (1.62%)+          (1.22%)+
 PORTFOLIO TURNOVER RATE           127%             7%               72%

 *  Excluding sales charges.
 +  Annualized.
 # Net investment income is based on average shares outstanding during the period.
(a) For the one-month period ended October 31, 1997. The Fund changed its fiscal year end from September 30 to October 31, effective October 31, 1997.
(b) For the period from January 13, 1997 (commencement of class operations) to September 30, 1997.


                  See Combined Notes to Financial Statements.

--------------------------------------------------------------------------------
                                   EVERGREEN
                           International Growth Fund
--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
                (For a share outstanding throughout each period)

                                                            Period Ended
                                                        October 31, 1998 (a)#
 CLASS A SHARES
 NET ASSET VALUE BEGINNING OF PERIOD                          $   6.88
                                                              --------
 INCOME FROM INVESTMENT OPERATIONS
 Net investment income                                            0.10
 Net realized and unrealized gains or losses on
  securities and foreign currency related transactions            0.49
                                                              --------
 Total from investment operations                                 0.59
                                                              --------
 LESS DISTRIBUTIONS FROM
 Net realized gains on securities and foreign currency
  related transactions                                            0.00
                                                              --------
 Total distributions                                              0.00
                                                              --------
 NET ASSET VALUE END OF PERIOD                                $   7.47
                                                              --------
 TOTAL RETURN*                                                    8.58%
 RATIOS/SUPPLEMENTAL DATA
 NET ASSETS END OF PERIOD (THOUSANDS)                         $128,657
 RATIOS TO AVERAGE NET ASSETS:
 Expenses                                                         1.53%+
 Expenses, after fee credits                                      1.53%+
 Net investment income                                            1.08%+
 PORTFOLIO TURNOVER RATE                                           155%

                                      Year Ended October 31,
                           ---------------------------------------------------        Year Ended
                            1998#     1997#       1996       1995    1994 (b)#    September 30, 1994#
 CLASS B SHARES
 NET ASSET VALUE
  BEGINNING OF YEAR        $  8.65   $   7.69   $   7.11   $   7.77  $   7.67          $   7.08
                           -------   --------   --------   --------  --------          --------
 INCOME FROM INVESTMENT
  OPERATIONS
 Net investment income       (0.02)     (0.05)     (0.02)      0.07         0                 0
 Net realized and
  unrealized gains or
  losses on securities
  and foreign currency
  related transactions        0.67       1.27       0.75       0.05      0.10              0.62
                           -------   --------   --------   --------  --------          --------
 Total from investment
  operations                  0.65       1.22       0.73       0.12      0.10              0.62
                           -------   --------   --------   --------  --------          --------
 LESS DISTRIBUTIONS FROM
 Net realized gains on
  securities and foreign
  currency related
  transactions               (1.54)     (0.16)     (0.05)     (0.74)        0                 0
                           -------   --------   --------   --------  --------          --------
 Net investment income       (0.33)     (0.10)     (0.10)     (0.04)        0             (0.03)
 Total distributions         (1.87)     (0.26)     (0.15)     (0.78)        0             (0.03)
                           -------   --------   --------   --------  --------          --------
 NET ASSET VALUE END OF
  YEAR                     $  7.43   $   8.65   $   7.69   $   7.11  $   7.77          $   7.67
                           -------   --------   --------   --------  --------          --------
 TOTAL RETURN*                9.35%     15.69%     10.47%      2.19%     1.30%             8.75%
 RATIOS/SUPPLEMENTAL DATA
 NET ASSETS END OF YEAR
  (THOUSANDS)              $75,467   $151,806   $147,911   $128,674  $157,929          $154,529
 RATIOS TO AVERAGE NET
  ASSETS:
 Expenses                     2.30%      2.39%      2.43%      2.57%     2.52% +           2.54%
 Expenses, after fee
  credits                     2.30%      2.38%      2.42%      2.56%      N/A               N/A
 Net investment income       (0.13%)    (0.49%)    (0.21%)     0.88%    (0.20%)+           0.01%
 PORTFOLIO TURNOVER RATE       155%       101%        52%        76%        2%              121%

 *  Excluding sales charges.
 +  Annualized.
 # Net investment income is based on average shares outstanding during the period.
(a) For the period from January 20, 1998 (commencement of class operations) to October 31, 1998.
(b) For the one-month period ended October 31, 1994. The Fund changed its fis-cal year end from September 30 to October 31, effective October 31, 1994.

                  See Combined Notes to Financial Statements.

--------------------------------------------------------------------------------
                                   EVERGREEN
                           International Growth Fund
--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
                (For a share outstanding throughout each period)

                                                            Period Ended
                                                        October 31, 1998 (a)#
 CLASS C SHARES
 NET ASSET VALUE BEGINNING OF PERIOD                           $ 7.64
                                                               ------
 INCOME FROM INVESTMENT OPERATIONS
 Net investment income                                           0.03
 Net realized and unrealized gains or losses on
  securities and foreign currency related transactions          (0.24)
                                                               ------
 Total from investment operations                               (0.21)
                                                               ------
 LESS DISTRIBUTIONS FROM
 Net realized gains on securities and foreign currency
  related transactions                                           0.00
                                                               ------
 Total distributions                                             0.00
                                                               ------
 NET ASSET VALUE END OF PERIOD                                 $ 7.43
                                                               ------
 TOTAL RETURN*                                                  (2.75%)
 RATIOS/SUPPLEMENTAL DATA
 NET ASSETS END OF PERIOD (THOUSANDS)                          $3,375
 RATIOS TO AVERAGE NET ASSETS:
 Expenses                                                        2.19%+
 Expenses, after fee credits                                     2.18%+
 Net investment income                                           0.44%+
 PORTFOLIO TURNOVER RATE                                          155%

                                                            Period Ended
                                                        October 31, 1998 (b)#
 CLASS Y SHARES
 NET ASSET VALUE BEGINNING OF PERIOD                          $   7.73
                                                              --------
 INCOME FROM INVESTMENT OPERATIONS
 Net investment income                                            0.07
 Net realized and unrealized gains or losses on
  securities and foreign currency related transactions           (0.35)
                                                              --------
 Total from investment operations                                (0.28)
                                                              --------
 LESS DISTRIBUTIONS FROM
 Net realized gains on securities and foreign currency
  related transactions                                            0.00
                                                              --------
 Total distributions                                              0.00
                                                              --------
 NET ASSET VALUE END OF PERIOD                                $   7.45
                                                              --------
 TOTAL RETURN                                                    (3.62%)
 RATIOS/SUPPLEMENTAL DATA
 NET ASSETS END OF PERIOD (THOUSANDS)                         $428,188
 RATIOS TO AVERAGE NET ASSETS:
 Expenses                                                         1.18%+
 Expenses, after fee credits                                      1.17%+
 Net investment income                                            1.13%+
 PORTFOLIO TURNOVER RATE                                           155%

 *  Excluding sales charges.
 +  Annualized.
 # Net investment income is based on average shares outstanding during the period.
(a) For the period from March 6, 1998 (commencement of class operations) to October 31, 1998.
(b) For the period from March 9, 1998 (commencement of class operations) to October 31, 1998.

                  See Combined Notes to Financial Statements.

--------------------------------------------------------------------------------
                                   EVERGREEN
                              Latin America Fund
--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
                (For a share outstanding throughout each period)

                                         Year Ended October 31,
                                 --------------------------------------------
                                 1998#     1997     1996     1995      1994
 CLASS A SHARES
 NET ASSET VALUE BEGINNING OF
  YEAR                           $13.15   $ 11.13  $  9.86  $ 10.55   $ 10.00
                                 ------   -------  -------  -------   -------
 INCOME FROM INVESTMENT
  OPERATIONS
 Net investment income             0.14      0.02     0.39     0.44      0.21
 Net realized and unrealized
  gains or losses on securities
  and foreign currency related
  transactions                    (2.87)     2.10     1.24    (0.81)     0.50
                                 ------   -------  -------  -------   -------
 Total from investment
  operations                      (2.73)     2.12     1.63    (0.37)     0.71
                                 ------   -------  -------  -------   -------
 LESS DISTRIBUTIONS FROM
 Net realized gains on
  securities and foreign
  currency related transactions   (2.86)        0        0    (0.02)    (0.05)
                                 ------   -------  -------  -------   -------
 Net investment income                0     (0.10)   (0.36)   (0.30)    (0.11)
 Total distributions              (2.86)    (0.10)   (0.36)   (0.32)    (0.16)
                                 ------   -------  -------  -------   -------
 NET ASSET VALUE END OF YEAR     $ 7.56   $ 13.15  $ 11.13  $  9.86   $ 10.55
                                 ------   -------  -------  -------   -------
 TOTAL RETURN*                   (27.18%)   19.18%   16.74%   (3.35%)    7.21%
 RATIOS/SUPPLEMENTAL DATA
 NET ASSETS END OF YEAR
  (THOUSANDS)                    $6,483   $13,621  $11,021  $14,333   $23,880
 RATIOS TO AVERAGE NET ASSETS:
 Expenses                          1.86%     1.69%    1.83%    1.86%     1.79%
 Expenses, after fee credits       1.85%     1.68%    1.81%    1.84%      N/A
 Net investment income             1.33%     0.20%    3.05%    4.02%     2.45%
 PORTFOLIO TURNOVER RATE            197%      105%     112%      57%      104%

                                        Year Ended October 31,
                               -----------------------------------------------
                                1998#     1997      1996     1995       1994
 CLASS B SHARES
 NET ASSET VALUE BEGINNING OF
  YEAR                         $ 12.91   $ 10.98   $  9.76  $ 10.49   $  10.00
                               -------   -------   -------  -------   --------
 INCOME FROM INVESTMENT
  OPERATIONS
 Net investment income            0.06     (0.08)     0.23     0.32       0.14
 Net realized and unrealized
  gains or losses on
  securities and
  foreign currency related
  transactions                   (2.77)     2.09      1.30    (0.75)      0.50
                               -------   -------   -------  -------   --------
 Total from investment
  operations                     (2.71)     2.01      1.53    (0.43)      0.64
                               -------   -------   -------  -------   --------
 LESS DISTRIBUTIONS FROM
 Net realized gains on
  securities and foreign
  currency
  related transactions           (2.86)        0         0    (0.02)     (0.05)
                               -------   -------   -------  -------   --------
 Net investment income               0     (0.08)    (0.31)   (0.28)     (0.10)
 Total distributions             (2.86)    (0.08)    (0.31)   (0.30)     (0.15)
                               -------   -------   -------  -------   --------
 NET ASSET VALUE END OF YEAR   $  7.34   $ 12.91   $ 10.98  $  9.76   $  10.49
                               -------   -------   -------  -------   --------
 TOTAL RETURN*                  (27.60%)   18.40%    15.82%   (4.00%)     6.48%
 RATIOS/SUPPLEMENTAL DATA
 NET ASSETS END OF YEAR
  (THOUSANDS)                  $32,046   $75,271   $79,026  $97,165   $148,769
 RATIOS TO AVERAGE NET
  ASSETS:
 Expenses                         2.61%     2.50%     2.59%    2.61%      2.54%
 Expenses, after fee credits      2.60%     2.49%     2.58%    2.59%       N/A
 Net investment income            0.60%    (0.51%)    2.30%    3.27%      1.70%
 PORTFOLIO TURNOVER RATE           197%      105%      112%      57%       104%

* Excluding sales charges.
# Net investment income is based on average shares outstanding during the period.

                  See Combined Notes to Financial Statements.

--------------------------------------------------------------------------------
                                   EVERGREEN
                              Latin America Fund
--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
                (For a share outstanding throughout each period)

                                        Year Ended October 31,
                                 --------------------------------------------
                                 1998#     1997      1996    1995      1994
 CLASS C SHARES
 NET ASSET VALUE BEGINNING OF
  YEAR                           $12.92   $ 10.99   $ 9.77  $ 10.50   $ 10.00
                                 ------   -------   ------  -------   -------
 INCOME FROM INVESTMENT
  OPERATIONS
 Net investment income             0.05     (0.07)    0.23     0.32      0.14
 Net realized and unrealized
  gains or losses on securities
  and foreign  currency related
  transactions                    (2.79)     2.08     1.30    (0.75)     0.51
                                 ------   -------   ------  -------   -------
 Total from investment
  operations                      (2.74)     2.01     1.53    (0.43)     0.65
                                 ------   -------   ------  -------   -------
 LESS DISTRIBUTIONS FROM
 Net realized gains on
  securities and foreign
  currency related transactions   (2.86)        0        0    (0.02)    (0.05)
                                 ------   -------   ------  -------   -------
 Net investment income                0     (0.08)   (0.31)   (0.28)    (0.10)
 Total distributions              (2.86)    (0.08)   (0.31)   (0.30)    (0.15)
                                 ------   -------   ------  -------   -------
 NET ASSET VALUE END OF YEAR     $ 7.32   $ 12.92   $10.99  $  9.77   $ 10.50
                                 ------   -------   ------  -------   -------
 TOTAL RETURN*                   (27.86%)   18.38%   15.80%   (4.00%)    6.58%
 RATIOS/SUPPLEMENTAL DATA
 NET ASSETS END OF YEAR
  (THOUSANDS)                    $4,725   $10,961   $8,791  $11,242   $17,740
 RATIOS TO AVERAGE NET ASSETS:
 Expenses                          2.61%     2.47%    2.59%    2.61%     2.54%
 Expenses, after fee credits       2.60%     2.46%    2.58%    2.59%      N/A
 Net investment income             0.54%    (0.52%)   2.26%    3.27%     1.74%
 PORTFOLIO TURNOVER RATE            197%      105%     112%      57%      104%

                                                             Year Ended
                                                        October 31, 1998 (a)#
 CLASS Y SHARES
 NET ASSET VALUE BEGINNING OF PERIOD                           $10.94
                                                               ------
 INCOME FROM INVESTMENT OPERATIONS
 Net investment income                                           0.07
 Net realized and unrealized gains or losses on
  securities and foreign currency related transactions          (3.43)
                                                               ------
 Total from investment operations                               (3.36)
                                                               ------
 LESS DISTRIBUTIONS FROM
 Net investment income                                           0.00
 Net realized gains on securities and foreign currency
  related transactions                                           0.00
                                                               ------
 Total distributions                                             0.00
                                                               ------
 NET ASSET VALUE END OF PERIOD                                 $ 7.58
                                                               ------
 TOTAL RETURN                                                  (30.71%)
 RATIOS/SUPPLEMENTAL DATA
 NET ASSETS END OF PERIOD (THOUSANDS)                          $   28
 RATIOS TO AVERAGE NET ASSETS:
 Expenses                                                        1.49%+
 Expenses, after fee credits                                     1.49%+
 Net investment income                                           1.33%+
 PORTFOLIO TURNOVER RATE                                          197%

 *  Excluding sales charges.
 # Net investment income is based on average shares outstanding during the pe-riod.
(a) For the period from March 30, 1998 (commencement of class operations) to October 31, 1998.
 +  Annualized.

                  See Combined Notes to Financial Statements.

--------------------------------------------------------------------------------
                                   EVERGREEN
                             Precious Metals Fund
--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
                (For a share outstanding throughout each period)

                                                            Period Ended
                                                        October 31, 1998 (a)#
 CLASS A SHARES
 NET ASSET VALUE BEGINNING OF PERIOD                           $ 12.45
                                                               -------
 INCOME FROM INVESTMENT OPERATIONS
 Net investment income                                           (0.01)
 Net realized and unrealized gains or losses on
  securities and foreign currency related transactions           (0.80)
                                                               -------
 Total from investment operations                                (0.81)
                                                               -------
 NET ASSET VALUE END OF PERIOD                                 $ 11.64
                                                               -------
 TOTAL RETURN*                                                   (6.51%)
 RATIOS/SUPPLEMENTAL DATA
 NET ASSETS END OF PERIOD (THOUSANDS)                          $83,431
 RATIOS TO AVERAGE NET ASSETS:
 Expenses                                                         2.01% +
 Expenses, after fee credits                                      2.01% +
 Net investment income                                           (0.12%)+
 PORTFOLIO TURNOVER RATE                                            44%

                           Year Ended October 31,             Year Ended February 28,
                           --------------------------   -----------------------------------------
                             1998#       1997 (b)#        1997       1996       1995       1994
 CLASS B SHARES
 NET ASSET VALUE
  BEGINNING OF YEAR        $    15.87   $     23.94     $  26.35   $  19.30   $  25.09   $  14.38
                           ----------   -----------     --------   --------   --------   --------
 INCOME FROM INVESTMENT
  OPERATIONS
 Net investment income          (0.19)        (0.14)       (0.26)     (0.25)     (0.13)     (0.17)
 Net realized and
  unrealized gains or
  losses on securities
  and foreign currency
  related transactions          (3.29)        (7.93)       (1.16)      7.30      (5.54)     10.88
                           ----------   -----------     --------   --------   --------   --------
 Total from investment
  operations                    (3.48)        (8.07)       (1.42)      7.05      (5.67)     10.71
                           ----------   -----------     --------   --------   --------   --------
 LESS DISTRIBUTIONS FROM
 Net investment income              0             0            0          0      (0.12)         0
 Net realized gains on
  securities and foreign
  currency related
  transactions                  (0.81)            0        (0.99)         0          0          0
                           ----------   -----------     --------   --------   --------   --------
 Total distributions            (0.81)            0        (0.99)         0      (0.12)      0.00
                           ----------   -----------     --------   --------   --------   --------
 NET ASSET VALUE END OF
  YEAR                     $    11.58   $     15.87     $  23.94   $  26.35   $  19.30   $  25.09
                           ----------   -----------     --------   --------   --------   --------
 TOTAL RETURN*                 (22.60%)      (33.71%)      (5.16%)    36.53%    (22.70%)    74.48%
 RATIOS/SUPPLEMENTAL DATA
 NET ASSETS END OF YEAR
  (THOUSANDS)              $   25,765   $   111,173     $190,108   $217,270   $171,193   $200,489
 RATIOS TO AVERAGE NET
  ASSETS:
 Expenses                        2.72%         2.48% +      2.33%      2.28%      2.33%      2.34%
 Expenses, after fee
  credits                        2.72%         2.48% +      2.31%      2.26%       N/A        N/A
 Net investment income          (1.52%)       (1.04%)+     (1.08%)    (1.08%)    (0.54%)    (0.75%)
 PORTFOLIO TURNOVER RATE           44%           19%          41%        39%        75%        73%

 *  Excluding sales charges.
 +  Annualized.
 # Net investment income is based on average shares outstanding during the period.
(a) For the period from January 20, 1998 (commencement of class operations) to October 31, 1998.
(b) For the eight-month period ended October 31, 1997. The Fund changed its fiscal year end from February 28 to October 31, effective October 31, 1997.

                  See Combined Notes to Financial Statements.

--------------------------------------------------------------------------------
                                   EVERGREEN
                             Precious Metals Fund
--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
                (For a share outstanding throughout each period)

                                                            Period Ended
                                                        October 31, 1998 (a)#
 CLASS C SHARES
 NET ASSET VALUE BEGINNING OF PERIOD                           $13.65
                                                               ------
 INCOME FROM INVESTMENT OPERATIONS
 Net investment income                                          (0.14)
 Net realized and unrealized gains or losses on
  securities and foreign currency related transactions          (1.93)
                                                               ------
 Total from investment operations                               (2.07)
                                                               ------
 NET ASSET VALUE END OF PERIOD                                 $11.58
                                                               ------
 TOTAL RETURN*                                                 (15.16%)
 RATIOS/SUPPLEMENTAL DATA
 NET ASSETS END OF PERIOD (THOUSANDS)                          $  557
 RATIOS TO AVERAGE NET ASSETS:
 Expenses                                                        2.83%+
 Expenses, after fee credits                                     2.83%+
 Net investment loss                                            (1.44%)+
 PORTFOLIO TURNOVER RATE                                           44%

 *  Excluding sales charges.
 +  Annualized.
(a) For the period from January 29, 1998 (commencement of class operations) to October 31, 1998.
 # Net investment income is based on average shares outstanding during the period.

                  See Combined Notes to Financial Statements.

--------------------------------------------------------------------------------
                                   EVERGREEN
                         Emerging Markets Growth Fund
--------------------------------------------------------------------------------

                            SCHEDULE OF INVESTMENTS
                                October 31, 1998

   Shares                                                               Value

 COMMON STOCKS - 59.3%
             AEROSPACE & MILITARY TECHNOLOGY - 1.2%
      36,653 Elbit Systems Ltd. ..................................   $   423,800
  25,000,000 Empresa Brasileira de Aeronautica....................       261,967
                                                                     -----------
                                                                         685,767
                                                                     -----------
             BANKING - 5.9%
      16,400 Alpha Credit Bank, GDR...............................     1,309,288
      19,500 Banco Comercial Portugues SA, Registered Shares......       610,426
      58,000 Commercial International Bank........................       465,014
       8,415 Wafabank.............................................     1,095,584
                                                                     -----------
                                                                       3,480,312
                                                                     -----------
             BEVERAGES & TOBACCO - 7.9%
      35,400 Al-Ahram Beverage Co. SA, GDR........................       992,970
      21,600 Al-Ahram Beverage Co. SA, GDR, 144A (a)..............       605,880
      25,900 Fomento Economico Mexicano, ADR......................       675,019
     183,000 Fraser & Neave Ltd. .................................       584,701
      92,500 Rembrandt Group Ltd. ................................       616,391
   1,000,000 San Miguel Brewery...................................       103,292
      45,035 Uniao Cervjeira SA...................................     1,049,575
                                                                     -----------
                                                                       4,627,828
                                                                     -----------
             BUILDING MATERIALS &
              COMPONENTS - 2.8%
       1,889 Cemex SA.............................................         4,504
      97,000 Cemex SA de CV Ser. B................................       270,617
       8,489 Cimenterie de l'Oriental.............................     1,047,195
      16,443 Corporacion Geo SA de CV, Ser. B.....................        28,468
      19,000 Suez Cement Co. .....................................       293,586
                                                                     -----------
                                                                       1,644,370
                                                                     -----------
             ELECTRONIC COMPONENTS - 1.3%
     224,000 Venture Manufacturing Ltd. ..........................       743,226
                                                                     -----------
             FINANCIAL SERVICES - 2.0%
       8,950 Omnium Nord Africian, SA.............................     1,160,383
                                                                     -----------
             FOOD & HOUSEHOLD PRODUCTS - 0.7%
      86,500 Grupo Industrial Bimbo, Ser. A.......................       145,479
     120,300 Grupo Modelo SA de CV................................       253,502
                                                                     -----------
                                                                         398,981
                                                                     -----------
             HEALTH & PERSONAL CARE - 0.6%
      24,300 Pliva D.D., GDR, 144A (a)............................       357,210
                                                                     -----------
             INSURANCE - 1.1%
      38,500 Liberty Life Association of Africa, Ltd. ............       660,295
                                                                     -----------
             MERCHANDISING - 1.6%
      70,400 JD Group Ltd. .......................................       327,003
     575,300 New Clicks Holdings..................................       590,974
                                                                     -----------
                                                                         917,977
                                                                     -----------
             TELECOMMUNICATIONS - 25.2%
      89,050 Cseke Radiokomunikace AS, GDR, 144A (a)..............     2,716,025
     104,400 Matav RT, ADR........................................     2,805,750
      75,700 OTE Greek Telecom, GDR...............................     1,719,417
      25,800 Philippine Long Distance Telephone Co. ..............   $   628,875
      13,500 Portugal Telecom SA..................................       639,584
       3,800 *Telecel-Comunicacaoes Pessoais SA...................       699,997
      33,000 Telecomunicacoes Brasileiras SA, ("Telebras") ADR....     2,505,937
   1,450,000 *Telecomunicaoes de Sao Paulo SA.....................       243,107
      53,300 Telefonos de Mexico SA, ADR..........................     2,814,906
                                                                     -----------
                                                                      14,773,598
                                                                     -----------
             TRANSPORTATION - SHIPPING - 1.9%
     154,800 Attica Enterprises...................................     1,131,732
                                                                     -----------
             UTILITIES - ELECTRIC, GAS & WATER - 5.2%
      22,500 Electricidade de Portugal SA.........................       565,562
      59,780 Magyar Olaj Es Gas...................................     1,336,035
     112,525 Transportadora de Gas del Sur SA ("TGS"), ADR........     1,160,414
                                                                     -----------
                                                                       3,062,011
                                                                     -----------
             WHOLESALE & INTERNATIONAL
              TRADE - 2.0%
      26,400 *Amica Wronki SA.....................................       122,595
       6,885 Ceteco Holding NV....................................       105,387
     610,000 Li & Fung Ltd. ......................................       953,002
                                                                     -----------
                                                                       1,180,984
                                                                     -----------
             Total Common Stocks (cost $33,836,998)...............    34,824,674
                                                                     -----------
 PREFERRED STOCKS - 2.1%
             BROADCASTING & PUBLISHING - 2.1%
     103,200 Filmes Lusomundo
              (cost $1,115,673)...................................     1,212,903
                                                                     -----------
  Principal
   Amount

 SHORT-TERM INVESTMENTS - 38.3%
             U. S. AGENCY OBLIGATIONS - 38.3%
 $10,872,000 Federal Home Loan Bank Discount Notes
               5.40%, 11/2/98.....................................    10,870,369
  11,629,000 Federal Home Loan Mortgage Discount Notes
               5.42%, 11/2/98.....................................    11,627,249
                                                                     -----------
             Total Short-Term Investments (cost $22,497,618)......    22,497,618
                                                                     -----------
             TOTAL INVESTMENTS -(COST $57,450,289).........    99.7%  58,535,195
             OTHER ASSETS AND LIABILITIES - NET............     0.3      158,796
                                                              -----  -----------
             NET ASSETS -..................................   100.0% $58,693,991
                                                              =====  ===========

--------------------------------------------------------------------------------
                                   EVERGREEN
                         Emerging Markets Growth Fund
--------------------------------------------------------------------------------

                       SCHEDULE OF INVESTMENTS(continued)
                                October 31, 1998

 *  Non-income producing securities.
(a) 144A - Securities that may be resold to "qualified institutional buy-ers" under Rule 144A of the Securities Act of 1933. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

SUMMARY OF ABBREVIATIONS:
ADR American Depository Receipt
GDR Global Depository Receipt

At October 31, 1998, the Fund held securities in the following countries:

                                                  MARKET     PERCENTAGE OF
                                                   VALUE    PORTFOLIO ASSETS
--------------------------------------------------------------------------------
United States+................................. $22,497,618       38.4%
Portugal.......................................   4,778,048        8.2%
Mexico.........................................   4,192,495        7.2%
Greece.........................................   4,160,436        7.1%
Hungary........................................   4,141,785        7.1%
Morocco........................................   3,303,162        5.6%
Brazil.........................................   3,011,011        5.1%
Czech Republic.................................   2,716,025        4.6%
Egypt..........................................   2,357,451        4.0%
South Africa...................................   2,194,663        3.7%
Singapore......................................   1,327,926        2.3%
Argentina......................................   1,160,414        2.0%
Hong Kong......................................   1,056,294        1.8%
Philippines....................................     628,875        1.2%
Israel.........................................     423,800        0.7%
Croatia........................................     357,210        0.6%
Poland.........................................     122,595        0.2%
Netherlands....................................     105,387        0.2%
                                                -----------      ------
                                                $58,535,195      100.0%
                                                ===========      ======

+ Includes short-term investments

                  See Combined Notes to Financial Statements.

--------------------------------------------------------------------------------
                                   EVERGREEN
                              Global Leaders Fund
--------------------------------------------------------------------------------

                            SCHEDULE OF INVESTMENTS
                               October 31, 1998

   Shares                                                              Value

 COMMON STOCKS - 91.2%
            AUSTRALIA - 0.8%
     40,400 National Australia Bank, Ltd. .......................   $  2,691,650
                                                                    ------------
            BELGIUM - 2.4%
     10,000 *Barco NV............................................      2,664,522
      3,500 Colruyt SA...........................................      2,925,197
        500 *UCB SA..............................................      2,918,251
                                                                    ------------
                                                                       8,507,970
                                                                    ------------
            CANADA - 4.2%
    500,000 Bombardier, Inc., Cl. B..............................      5,913,804
    115,000 *Canadian Natural Resources, Ltd. ...................      2,012,314
    120,000 Du Pont Canada, Inc., Cl. A..........................      3,033,053
     65,000 Magna International, Inc., Cl. A.....................      4,034,062
                                                                    ------------
                                                                      14,993,233
                                                                    ------------
            DENMARK - 1.0%
     37,500 Coloplast AS.........................................      3,721,420
                                                                    ------------
            FINLAND - 1.2%
     45,000 Nokia Corp., ADR.....................................      4,187,812
                                                                    ------------
            FRANCE - 4.5%
      3,800 Carrefour SA.........................................      2,522,435
     47,000 Hermes International.................................      3,552,980
        220 L'Oreal..............................................        125,722
     33,320 Societe Technip......................................      3,388,434
     15,564 Sodexho Alliance.....................................      3,022,653
     17,000 Synthelabo...........................................      3,243,399
                                                                    ------------
                                                                      15,855,623
                                                                    ------------
            GERMANY - 9.7%
     24,000 Adidas AG............................................      2,810,746
      1,544 Allianz AG, Registered Shares........................        529,425
     65,000 Altana AG............................................      4,394,808
      4,000 Hugo Boss AG.........................................      5,493,510
    180,050 RWE AG...............................................      9,760,634
     15,000 SAP AG...............................................      6,293,390
      7,000 Suedzucker AG........................................      3,507,395
      5,468 VEW AG...............................................      1,739,593
                                                                    ------------
                                                                      34,529,501
                                                                    ------------
            HONG KONG - 2.6%
    181,000 Cheung Kong Holdings, Ltd. ..........................      1,238,606
  2,945,775 First Pacific Ltd. ..................................      1,397,769
    200,000 Henderson Land Development Co., Ltd. ................        983,861
  1,298,200 Hong Kong & China Gas Ltd. ..........................      1,843,796
     34,843 Hong Kong Telecommunications, Ltd. ..................         69,731
    121,000 Hong Kong Telecommunications, Ltd. ADS...............      2,427,562
  1,635,000 National Mutual Asia Ltd. ...........................      1,118,851
      6,000 *Peregrine Investments Holdings Ltd. ................              0
                                                                    ------------
                                                                       9,080,176
                                                                    ------------
            IRELAND - 0.8%
     14,396 CRH Plc..............................................        210,893
    190,620 CRH Plc, London Exchange.............................      2,775,652
                                                                    ------------
                                                                       2,986,545
                                                                    ------------
            ITALY - 3.6%
    175,000 Benetton Group SpA ADS...............................   $  5,928,125
    200,500 Industrie Natuzzi SpA ADS............................      3,646,594
    351,000 Luxottica Group SpA ADS..............................      3,159,000
                                                                    ------------
                                                                      12,733,719
                                                                    ------------
            JAPAN - 4.6%
     50,000 Kyodo Printing Co. ..................................        212,729
     88,000 Nintendo Co., Ltd. ..................................      7,442,786
    115,400 Seven-Eleven Japan Co. Ltd. .........................      8,770,321
                                                                    ------------
                                                                      16,425,836
                                                                    ------------
            MALAYSIA - 0.3% (B)
    134,000 Perusahaan Otomobil Nasional Berhad..................        119,559
    101,000 AMMB Holdings Berhad.................................         59,992
    254,000 Commerce Asset Holding Berhad........................        114,586
    254,000 Malayan Banking Berhad...............................        292,832
     92,000 Malaysian Oxygen Berhad..............................        124,511
     81,000 Nestle Malaysia Berhad...............................        263,910
    180,000 RHB Capital Berhad...................................         78,045
    166,000 United Engineers Ltd. Berhad.........................         91,113
                                                                    ------------
                                                                       1,144,548
                                                                    ------------
            NETHERLANDS - 5.2%
     44,910 CSM NV, Certificates.................................      2,211,309
     20,703 CSM NV, Ordinary.....................................      1,019,388
     64,418 Getronics NV.........................................      2,671,945
     50,555 IHC Caland NV........................................      2,286,332
    100,921 Numico Kon NV........................................      3,969,972
     80,000 VNU..................................................      2,765,929
     17,698 Wolters Kluwer NV....................................      3,428,872
                                                                    ------------
                                                                      18,353,747
                                                                    ------------
            NORWAY - 0.5%
    110,400 Orkla Sa.............................................      1,866,612
                                                                    ------------
            PORTUGAL - 0.1%
      3,496 Jeronimo Martins.....................................        151,432
      2,000 Portugal Telecom SA..................................         94,753
                                                                    ------------
                                                                         246,185
                                                                    ------------
            SPAIN - 1.6%
      2,400 Endesa SA............................................         60,486
    155,500 Endesa SA, ADS.......................................      3,955,531
    140,000 Prosegur, CIA de Seguridad SA........................      1,694,590
                                                                    ------------
                                                                       5,710,607
                                                                    ------------
            SWEDEN - 2.8%
    223,500 Astra AB ADS.........................................      3,673,781
     15,733 Astra AB, Ser. A.....................................        254,961
    140,000 Ericsson LM Telephone Co., ADR.......................      3,167,500
     41,000 Hennes & Mauritz Cl. B...............................      2,888,804
                                                                    ------------
                                                                       9,985,046
                                                                    ------------
            SWITZERLAND - 3.0%
        700 *Ems-Chemie Holding AG...............................      4,385,007
        450 Nestle SA............................................        956,246
         75 Novartis AG..........................................        134,915

--------------------------------------------------------------------------------
                                   EVERGREEN
                              Global Leaders Fund
--------------------------------------------------------------------------------

                       SCHEDULE OF INVESTMENTS(continued)
                                October 31, 1998

   Shares                                                              Value

 COMMON STOCKS - CONTINUED
            SWITZERLAND - CONTINUED
        695 Novartis AG, Registered Shares.......................   $  1,251,236
         79 Roche Holding AG.....................................        920,977
         18 Roche Holding AG, Bearer Shares......................        326,053
      1,165 Schweizerische Rueckversicherungs-Gesellschaft.......      2,592,518
                                                                    ------------
                                                                      10,566,952
                                                                    ------------
            UNITED KINGDOM - 7.0%
     17,100 Carlton Communications Plc...........................        122,781
     37,500 Carlton Communications Plc ADS.......................      1,382,812
    145,000 Granada Group Plc....................................      2,185,391
    135,000 Laporte Plc..........................................      1,274,354
    217,100 Lloyds TSB Group Plc.................................      2,679,780
    270,000 Morgan Crucible Co. Plc..............................      1,423,481
    217,000 Next Plc.............................................      1,834,123
    150,000 Pearson Publishing Plc...............................      2,615,992
    280,200 Rentokil Initial Plc.................................      1,753,950
     19,024 SmithKline Beecham Plc...............................        237,848
     50,000 SmithKline Beecham Plc, ADR..........................      3,187,500
    125,000 Smiths Industries Plc................................      1,673,699
    180,000 TI Group Plc.........................................      1,072,506
     17,500 Vodafone Group Plc ADR...............................      2,355,937
    156,307 Williams Plc.........................................        975,155
                                                                    ------------
                                                                      24,775,309
                                                                    ------------
            UNITED STATES - 35.3%
     65,900 AlliedSignal, Inc. ..................................      2,565,981
     60,000 Armstrong World Industries, Inc. ....................      3,720,000
     61,600 Avon Products, Inc. .................................      2,444,750
     41,000 Campbell Soup Co. ...................................      2,185,813
     70,000 Caterpillar, Inc. ...................................      3,150,000
     80,625 *Cisco Systems, Inc. ................................      5,079,375
    107,500 Citigroup, Inc. .....................................      5,059,219
     18,400 Coca Cola Co. .......................................      1,244,300
     75,000 Compaq Computer Corp. ...............................      2,371,875
     55,000 Computer Associates International, Inc. .............      2,165,625
     64,800 Deere & Co. .........................................      2,292,300
     72,900 Disney Walt Co. (The)................................      1,963,744
     57,800 Du Pont (E. I.) De Nemours & Co. ....................      3,323,500
     68,000 Federal National Mortgage Association................      4,815,250
     35,800 Gannett Co., Inc. ...................................      2,215,125
     45,000 Gap, Inc. ...........................................      2,705,625
     69,000 General Electric Co. ................................      6,037,500
     45,000 Halliburton Co. .....................................      1,617,188
     90,000 Home Depot, Inc. ....................................      3,915,000
     41,200 Intel Corp. .........................................      3,674,525
    130,000 Marriott International, Inc. ........................      3,493,750
     75,350 Marsh & McLennan Co., Inc. ..........................      4,181,925
     91,000 Maytag Corp. ........................................      4,498,812
    119,775 MBNA Corp. ..........................................      2,732,367
     34,000 Merck & Co., Inc. ...................................      4,598,500
     57,000 *Microsoft Corp. ....................................      6,034,875
     17,000 Morgan Stanley, Dean Witter, Discover & Co. .........      1,100,750
     90,000 Norwest Corp. .......................................      3,346,875
     51,167 *Oracle Systems Corp. ...............................      1,512,624
    146,000 *Parametric Technology Corp. ........................      2,427,250
     34,000 Schering-Plough Corp. ...............................      3,497,750
     50,000 Schwab (Charles) & Co., Inc. ........................      2,396,875
     50,000 SLM Holding Corp. ...................................      2,003,125
     37,500 *Sodexho Marriott Services, Inc. ....................      1,209,378
     70,000 SunAmerica, Inc. ....................................      4,935,000
     67,500 Sundstrand Corp. ....................................      3,168,281
     75,000 TJX Co., Inc. .......................................      1,420,313
     26,000 Tribune Co. .........................................      1,498,250
     30,000 TRW, Inc. ...........................................      1,708,125
    101,200 Wal-Mart Stores, Inc. ...............................      6,982,800
                                                                    ------------
                                                                     125,294,320
                                                                    ------------
            Total Common Stocks
             (cost $281,077,057).................................    323,656,811
                                                                    ------------
 PREFERRED STOCKS - 0.3%
            GERMANY - 0.3%
     25,000 RWE AG (cost $966,606)...............................        913,070
                                                                    ------------
 WARRANTS - 0.0% (A)
            HONG KONG - 0.0% (A)
     43,100 *Hong Kong & China Gas warrants exp 9/30/99..........          4,452
                                                                    ------------
            MALAYSIA - 0.0% (A)(B)
     26,750 *Commerce Asset Holding, Warrants @ 7.45MYR expire
             3/16/02.............................................          2,815
                                                                    ------------
            Total Warrants
             (cost $16,302)......................................          7,267
                                                                    ------------
 Principal
   Amount

 U.S. GOVERNMENT & AGENCY
 OBLIGATIONS - 1.5%
            UNITED STATES - 1.5%
            U.S. Treasury Bonds
 $1,430,000 11.75%, 11/15/14....................................       2,248,677
    500,000 7.50%, 11/15/16.....................................         623,907
    325,000 7.25%, 8/15/22......................................         405,336
    988,000 7.63%, 11/15/22.....................................       1,283,474
    400,000 U.S. Treasury Notes
             6.25%, 2/15/03.....................................         429,124
            U.S. Treasury STRIPS
    350,000 Effective yield 4.70%, 2/15/05......................         263,143
    350,000 Effective yield 4.57%, 8/15/05......................         255,707
                                                                    ------------
            Total U.S. Government & Agency Obligations
             (cost $4,735,798)..................................       5,509,368
                                                                    ------------

--------------------------------------------------------------------------------
                                   EVERGREEN
                              Global Leaders Fund
--------------------------------------------------------------------------------

                      SCHEDULE OF INVESTMENTS(continued)
                               October 31, 1998

 Principal
   Amount                                                              Value

 SHORT-TERM INVESTMENTS - 3.0%
            UNITED STATES - 3.0%
 $8,825,000 Federal Home Loan Bank Discount Notes
             4.91%, 11/27/98.....................................   $  8,793,706
            Federal Home Loan Mortgage Discount Notes
  1,475,000 4.78%, 11/23/98......................................      1,470,691
    500,000 4.84%, 11/23/98......................................        498,521
                                                                    ------------
            Total Short-Term Investments (cost $10,762,918)......     10,762,918
                                                                    ------------
            TOTAL INVESTMENTS -(COST $297,558,681)........    96.0%  340,849,434
            OTHER ASSETS AND LIABILITIES - NET............     4.0    14,076,045
                                                             -----  ------------
            NET ASSETS -..................................   100.0% $354,925,479
                                                             =====  ============

*   Non-income producing securities
(a) Less than one-tenth of one percent.
(b) Investments are being fair valued in accordance with procedures established by the Board of Trustees.

SUMMARY OF ABBREVIATIONS:
ADR  American Depository Receipts
ADS  American Depository Shares
MYR  Malaysian Ringget
STRIPS Separately Traded Registered and Interest Principal Security

At October 31, 1998, the Fund held securities in the following indus-tries:

                                                 MARKET     PERCENTAGE OF
                                                 VALUE     PORTFOLIO ASSETS
-------------------------------------------------------------------------------
Healthcare Products & Services............... $ 35,520,399       10.4%
Information Services & Technology............   32,231,484        9.5%
Finance & Insurance..........................   31,525,297        9.2%
Retailing & Wholesale........................   31,475,404        9.2%
Food & Beverage Products.....................   18,380,985        5.4%
Consumer Products & Services.................   18,158,664        5.3%
Textile & Apparel............................   17,785,361        5.2%
U.S. Goverrnment & Agency Obligations........   16,272,286        4.8%
Utilities-Electric...........................   14,689,720        4.3%
Industrial Specialty Products & Services.....   14,425,502        4.2%
Building, Construction & Furnishings.........   14,101,092        4.1%
Telecommunication Services & Equipment.......   12,303,297        3.6%
Publishing, Broadcasting & Entertainment.....   11,596,764        3.4%
Electrical Equipment & Services..............   10,945,374        3.2%
Chemical & Agricultural Products.............   10,866,071        3.2%
Banks........................................    9,203,768        2.7%
Diversified Companies........................    8,576,568        2.5%
Real Estate..................................    6,925,594        2.0%
Automotive Equipment & Manufacturing.........    5,861,746        1.7%
Capital Goods................................    5,442,300        1.6%
Advertising & Related Services...............    4,831,117        1.5%
Energy.......................................    4,298,646        1.4%
Other........................................    5,431,995        1.6%
                                              ------------      -----
                                              $340,849,434      100.0%
                                              ============      =====


                  See Combined Notes to Financial Statements.

--------------------------------------------------------------------------------
                                   EVERGREEN
                           Global Opportunities Fund
--------------------------------------------------------------------------------

                            SCHEDULE OF INVESTMENTS
                                October 31, 1998

   Shares                                                              Value

 COMMON STOCKS - 88.5%
            AEROSPACE & MILITARY TECHNOLOGY - 2.0%
     14,400 Alliant Techsystems, Inc. ...........................   $  1,008,000
    588,490 Alvis Plc............................................      1,822,167
 72,696,030 Empresa Brasileira de Aeronautica....................        761,758
     10,666 Gilat Satellite Networks Ltd. .......................        495,969
                                                                    ------------
                                                                       4,087,894
                                                                    ------------
            AUTOMOBILES - 1.9%
     16,000 Autobacs Seven Co. ..................................        517,413
     44,340 Brembo SpA...........................................        473,270
    302,914 Pressac Holdings Plc.................................        988,624
     61,450 SAI Automotive AG....................................        704,830
    109,000 Suzuki Motor Corp. ..................................      1,253,809
                                                                    ------------
                                                                       3,937,946
                                                                    ------------
            BANKING - 3.9%
    512,400 Anglo Irish Bank Corp. ..............................      1,239,509
    168,000 Den Norske Bank AS...................................        590,915
     53,800 Dime Community Bancorp, Inc. ........................      1,279,431
     23,600 Investors Financial Services Corp. ..................      1,268,500
     37,200 SIS Bancorp, Inc. ...................................      1,474,050
     11,200 Telebanc Financial Corp. ............................        203,000
        518 Verwalt & Private Bank...............................      1,930,126
                                                                    ------------
                                                                       7,985,531
                                                                    ------------
            BEVERAGES & TOBACCO - 2.9%
     28,300 *Baron de Ley SA.....................................        945,275
     35,000 Chukyo Coca Cola.....................................        300,223
     29,000 Kinki Coca Cola Bottling.............................        378,109
     45,000 Kirin Beverage Corp. ................................        864,642
     26,270 Pernod Ricard SA.....................................      1,749,474
    198,170 *Swedish Match Co. AB................................        698,139
     11,265 Uniao Cervjeira SA...................................        262,540
     21,900 Universal Corp.......................................        817,144
                                                                    ------------
                                                                       6,015,546
                                                                    ------------
            BROADCASTING & PUBLISHING - 2.1%
     68,000 *Big Flower Holdings, Inc. ..........................      1,326,000
     18,920 Endemol Entertainment NV.............................        576,172
     22,500 *Hearst-Argyle Television, Inc. .....................        624,375
     30,600 *Jacor Communications, Inc. .........................      1,684,912
                                                                    ------------
                                                                       4,211,459
                                                                    ------------
            BUSINESS & PUBLIC SERVICES - 16.2%
     49,900 *ADVO, Inc. .........................................      1,269,331
  2,776,598 Aegis Group Plc......................................      4,298,650
      1,500 Altran Technologies SA...............................        293,472
     32,300 Asatsu, Inc. ........................................        598,456
      8,716 Assystem SA..........................................        217,276
    287,833 Capita Group Plc.....................................      2,895,292
    232,126 Compass Group........................................      2,350,480
    182,578 Computershare Ltd. ..................................        776,515
    236,800 Cordiant Commerce Plc................................        420,112
    179,005 Corporate Services Group Plc.........................        446,405
      7,847 Dauphin O.T.A. ......................................        632,602
     39,600 *Diamond Technology Partners Inc. ...................        496,238
        766 Edipresse SA.........................................        209,120
     28,500 *Forrester Research, Inc. ...........................        928,031
     31,480 Fugro NV.............................................        852,518
     21,040 GTI Holding NV.......................................        563,034
     58,600 Hon Industries, Inc. ................................      1,241,587
     45,000 Koninklijke Ahrend Groep NV..........................        912,789
     71,100 Labor Ready Inc. ....................................      1,279,800
     40,700 Lamar Advertising Co. ...............................      1,270,603
     10,300 Market Facts, Inc. ..................................        247,844
     59,000 *Maximus, Inc. ......................................      1,711,000
     30,000 Metzler Group Inc. ..................................      1,252,500
     66,700 *MSC Industrial Direct Co., Inc. Cl. A...............      1,417,375
    225,742 Parity Plc...........................................      1,709,654
     32,500 *Policy Management Systems Corp. ....................      1,476,719
     82,400 *Rental Service Corp. ...............................      1,833,400
        560 Schmalbach Lubeca AG.................................         85,361
      1,525 Societe Generale D'Affichage.........................        568,232
     20,600 *Superior Consultant, Inc. ..........................        767,350
                                                                    ------------
                                                                      33,021,746
                                                                    ------------
            CHEMICALS - 1.2%
    102,800 Agribiotech Inc. ....................................      1,468,112
     32,300 *Scotts Co., Cl. A...................................      1,078,013
                                                                    ------------
                                                                       2,546,125
                                                                    ------------
            CONSTRUCTION - 0.9%
     59,844 Berkeley Group Plc...................................        511,321
        474 Grohe (Friedrich) AG.................................        136,491
    242,000 Nishimatsu Construction..............................      1,245,497
                                                                    ------------
                                                                       1,893,309
                                                                    ------------
            DATA PROCESSING &
             REPRODUCTION - 3.3%
      9,994 *ATOS SA.............................................      1,885,151
     25,600 Dassault Systemes SA.................................        976,835
     30,300 Exodus Communications, Inc. .........................        960,131
     18,000 Logica...............................................        607,804
     80,450 Sage Group Plc.......................................      1,726,875
     14,500 WM-Data AB...........................................        527,543
                                                                    ------------
                                                                       6,684,339
                                                                    ------------
            EDUCATION - 2.4%
     40,500 *Apollo Group, Inc. .................................      1,298,531
     81,061 *Bright Horizons Family Solutions, Inc. .............      1,499,628
     22,700 Career Education Corp. ..............................        561,825
    168,300 *Computer Learning Centers, Inc. ....................      1,501,552
                                                                    ------------
                                                                       4,861,536
                                                                    ------------
            ELECTRICAL & ELECTRONICS - 1.5%
     52,000 Cable Design Technologies Corp. .....................        858,000
     18,600 *Solectron Corp. ....................................      1,064,850
     26,600 Superior Telecom, Inc. ..............................      1,143,800
                                                                    ------------
                                                                       3,066,650
                                                                    ------------
            ELECTRONIC COMPONENTS - 1.9%
     67,400 Artisan Components, Inc. ............................        499,181
     25,700 *Lattice Semiconductor Corp. ........................        875,407

--------------------------------------------------------------------------------
                                   EVERGREEN
                           Global Opportunities Fund
--------------------------------------------------------------------------------

                      SCHEDULE OF INVESTMENTS(continued)
                               October 31, 1998

   Shares                                                              Value

 COMMON STOCKS - CONTINUED
            ELECTRONIC COMPONENTS - CONTINUED
     10,300 Mabuchi Motor Co. ...................................   $    671,470
      1,147 Phoenix Meccano AG...................................        617,804
    166,900 Renishaw Plc.........................................        949,757
     12,000 *Sipex Corp. ........................................        332,250
                                                                    ------------
                                                                       3,945,869
                                                                    ------------
            ENERGY SOURCES - 1.4%
     52,700 Newfield Exploration Co. ............................      1,281,269
    148,800 *Newpark Resources, Inc. ............................      1,404,300
     23,200 *Seven Seas Petroleum, Inc. .........................        204,450
                                                                    ------------
                                                                       2,890,019
                                                                    ------------
            FINANCIAL SERVICES - 3.0%
     27,284 Banco Comercial Portugues SA.........................        854,095
    128,850 Close Brothers Group Plc.............................      1,213,066
     26,650 Custos AB............................................        573,559
     27,400 *First Alliance Co. .................................        150,700
      2,700 *Freedom Securities Corp. ...........................         36,787
     16,000 Orix Corp. ..........................................      1,145,994
      3,730 *Societe Eurafrance SA...............................      1,893,902
    149,858 Tyndall Australia Ltd. ..............................        181,834
                                                                    ------------
                                                                       6,049,937
                                                                    ------------
            FOOD & HOUSEHOLD PRODUCTS - 5.4%
     15,300 *Dominick's Supermarkets, Inc. ......................        746,831
     70,656 Gerresheimer Glas AG.................................      1,023,691
    171,000 Hazlewood Foods......................................        445,045
      2,110 Hero AG..............................................      1,331,108
     33,970 Julius Meinl International...........................        699,661
      1,401 Lindt & Spruengli AG.................................      3,354,420
      8,800 Matsumotokiyoshi.....................................        332,132
     19,586 Nutreco Holding NV...................................        665,638
     54,250 *Telepizza...........................................        442,904
      7,120 Valora Holding AG....................................      1,914,882
                                                                    ------------
                                                                      10,956,312
                                                                    ------------
            HEALTH & PERSONAL CARE - 7.1%
     37,800 *Access Health, Inc. ................................      1,363,163
     54,400 Ballard Medical Products.............................      1,156,000
     22,800 Bergen Brunswig Corp. ...............................      1,112,925
    176,143 Cochlear Ltd. .......................................        893,027
     45,000 *Cyberonics, Inc. ...................................        271,406
     96,739 Getinge Industrier AB, Ser. B........................      1,487,148
     10,400 Grand Optical Photoservice...........................        268,615
     91,550 *Health Management Associates, Inc. Cl. A............      1,630,734
     50,500 *Helen of Troy Ltd. .................................        748,031
     24,400 *Idexx Laboratories, Inc. ...........................        557,388
      8,900 Kuraya Corp. ........................................         91,993
     77,715 London International Group Plc.......................        269,248
     25,100 *Pediatrix Medical Group, Inc. ......................      1,170,288
      1,221 Phonak Holding AG....................................      1,351,361
      7,400 Pigeon Corp. ........................................         36,816
    790,803 Sonic Healthcare Ltd. ...............................      1,112,867
     10,600 Suzuken Co Ltd. .....................................        209,127
    125,342 Westminster Healthcare Holdings Plc..................        543,343
     16,000 Whatman..............................................        198,166
                                                                    ------------
                                                                      14,471,646
                                                                    ------------
            INDUSTRIAL COMPONENTS - 3.1%
     43,000 *Asyst Technologies, Inc. ...........................        516,000
     69,700 Cuno Inc. ...........................................      1,054,212
    265,195 Interpump Group SpA..................................      1,070,776
     40,500 Kaydon Corp. ........................................      1,422,563
     43,000 *Pri Automation, Inc. ...............................        745,781
     64,400 Roper Industries, Inc. ..............................      1,147,125
     42,400 THK Co. .............................................        436,438
                                                                    ------------
                                                                       6,392,895
                                                                    ------------
            INSURANCE - 3.5%
     85,500 Irish Life Plc.......................................        757,937
     12,894 Mapfre Vida Seguros..................................        521,765
     92,300 Mediolanum SpA.......................................      2,296,874
     23,600 Pohjola Group Insurance Corp. .......................        964,986
     19,830 Scor.................................................      1,137,140
    373,100 Sedgwick Group Plc...................................      1,401,906
                                                                    ------------
                                                                       7,080,608
                                                                    ------------
            LEISURE & TOURISM - 2.1%
     71,711 Games Workshop Group Plc.............................        666,126
        495 Kuoni Reisen Holding AG..............................      1,767,727
    136,163 Millennium & Copthorne Hotels Plc....................        835,238
    578,418 Vardon Plc...........................................      1,031,024
                                                                    ------------
                                                                       4,300,115
                                                                    ------------
            MACHINERY & ENGINEERING - 4.1%
    610,658 Ashtead Group Plc....................................      1,993,013
     24,000 Astec Industries Inc. ...............................      1,227,000
    118,866 Boewe Systec AG......................................      4,700,104
      6,800 Sidel................................................        501,809
                                                                    ------------
                                                                       8,421,926
                                                                    ------------
            METALS - NON FERROUS - 1.1%
     31,416 GFI Industries.......................................      1,176,707
     20,725 KM Europa Metal AG...................................      1,107,252
                                                                    ------------
                                                                       2,283,959
                                                                    ------------
            MULTI-INDUSTRY - 1.2%
    380,247 DCC Plc..............................................      2,370,984
                                                                    ------------
            TECHNOLOGY - 5.5%
     53,900 *Broadvision, Inc. ..................................        810,185
      5,300 Comverse Technology, Inc. ...........................        244,297
     38,900 *CSG Systems International, Inc. ....................      2,122,481
     60,200 *Electronics for Imaging, Inc. ......................      1,450,444
     66,500 *FileNet Corp. ......................................        608,891
     29,900 *IDX Systems Corp. ..................................      1,270,750
     29,900 *Mercury Interactive Corp. ..........................      1,238,981
     50,500 *Platinum Software Corp. ............................        471,859
     29,900 *PMC-Sierra, Inc. ...................................      1,343,631
    237,600 *Radiant Systems, Inc. ..............................      1,588,950
                                                                    ------------
                                                                      11,150,469
                                                                    ------------

--------------------------------------------------------------------------------
                                   EVERGREEN
                           Global Opportunities Fund
--------------------------------------------------------------------------------

                       SCHEDULE OF INVESTMENTS(continued)
                                October 31, 1998

   Shares                                                              Value

 COMMON STOCKS - CONTINUED
            TELECOMMUNICATIONS - 2.5%
     91,700 *Antec Corp. ........................................   $  1,515,916
     10,226 Ericsson SpA.........................................        416,637
     47,300 ITC Deltacom.........................................        821,837
      9,300 Netcom Systems AB....................................        349,078
    142,500 *Premiere Technologies, Inc..........................        781,523
     53,000 *Vanguard Cellular Systems, Inc. Cl. A...............      1,217,344
                                                                    ------------
                                                                       5,102,335
                                                                    ------------
            TEXTILES - 0.9%
      1,398 Deveaux SA...........................................        205,074
    170,900 *Donna Karan International, Inc. ....................      1,281,750
     27,000 Wacoal Corp .........................................        307,565
                                                                    ------------
                                                                       1,794,389
                                                                    ------------
            TRANSPORTATION - ROADS & RAIL - 1.6%
     58,000 *Coach USA, Inc. ....................................      1,555,125
    114,000 *Covenant Transport, Inc. Cl. A......................      1,713,562
         50 *National R. V. Holdings, Inc. ......................          1,130
                                                                    ------------
                                                                       3,269,817
                                                                    ------------
            UTILITIES - ELECTRIC, GAS &
             WATER - 0.1%
     27,500 Transportadora de Gas del Sur SA, ADR ("TGS")........        283,594
                                                                    ------------
            WHOLESALE & INTERNATIONAL
             TRADE - 5.7%
     74,000 Caseys General Stores, Inc. .........................      1,042,938
     27,400 Cortefiel SA.........................................        676,928
      1,983 Danzas Holding AG....................................        545,753
     76,900 *Gadzooks, Inc. .....................................        622,409
    108,700 *Goodys Family Clothing, Inc. .......................      1,165,128
     97,813 Laurus NV............................................      2,460,428
     31,608 Lindex AB............................................        971,806
      2,550 Moebel Walther AG....................................        104,679
     51,213 Norbert Dentressangle................................      1,944,027
     15,000 Shimamura Co. .......................................        594,441
     84,200 *Stage Stores, Inc. .................................      1,115,650
      4,050 *Tag Heuer International SA..........................        264,462
      7,000 Yamada Denki Co. ....................................        126,094
                                                                    ------------
                                                                      11,634,743
                                                                    ------------
             Total Common Stocks
              (cost $160,185,287)...............................     180,711,698
                                                                    ------------
 MUTUAL FUND SHARES - 0.2%
      13,350 Orange Fund NV
              (cost $496,129)...................................         487,285
                                                                    ------------

  Principal
   Amount
 REPURCHASE AGREEMENT - 13.8%
 $28,167,000 Keystone Joint Repurchase Agreement, Investments in
              repurchase agreements, in a joint trading account,
              purchased 10/30/98, 5.50% maturing 11/2/98,
              maturity value $28,179,910 (cost $28,167,000)
              (a)...............................................     28,167,000
                                                                   ------------

             TOTAL INVESTMENTS -(COST $188,848,416).......   102.5%  209,365,983
             OTHER ASSETS AND LIABILITIES - NET...........    (2.5)  (5,200,274)
                                                             -----  ------------
             NET ASSETS -.................................   100.0% $204,165,709
                                                             =====  ============

 *  Non-income producing securities.
(a) The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices plus accrued inter-est at October 31, 1998.

SUMMARY OF ABBREVIATIONS:
ADR  American Depository Receipt

                  See Combined Notes to Financial Statements.

--------------------------------------------------------------------------------
                                   EVERGREEN
                           Global Opportunities Fund
--------------------------------------------------------------------------------

                       SCHEDULE OF INVESTMENTS(continued)
                                October 31, 1998


FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Forward Foreign Currency Exchange Contracts to Sell:

 EXCHANGE                                U.S. VALUE AT   IN EXCHANGE  UNREALIZED
   DATE        CONTRACTS TO DELIVER     OCTOBER 31, 1998 FOR U.S. $  DEPRECIATION
---------------------------------------------------------------------------------
 1/27/99   1,768,214  Australian Dollar    $1,107,419    $1,097,000    $10,419
                                                                       =======

At October 31, 1998, the Fund held securities in the following countries.

                                                      MARKET     PERCENTAGE OF
                                                      VALUE     PORTFOLIO ASSETS
                                                   ------------ ----------------
United States*.................................... $107,164,724       51.2%
United Kingdom....................................   28,071,346       13.4%
Switzerland.......................................   13,854,994        6.6%
France............................................   12,882,085        6.2%
Japan.............................................    9,110,219        4.4%
Germany...........................................    7,862,407        3.8%
Netherlands.......................................    6,517,864        3.1%
Sweden............................................    4,607,274        2.2%
Ireland...........................................    4,368,430        2.1%
Italy.............................................    4,257,557        2.0%
Australia.........................................    2,964,243        1.4%
Spain.............................................    2,586,873        1.2%
Portugal..........................................    1,116,635        0.5%
Finland...........................................      964,986        0.5%
Brazil............................................      761,757        0.4%
Austria...........................................      699,661        0.3%
Norway............................................      590,915        0.3%
Israel............................................      495,969        0.2%
Argentina.........................................      283,594        0.1%
Canada............................................      204,450        0.1%
                                                   ------------      -----
                                                   $209,365,983      100.0%
                                                   ============      =====

* Includes short-term investments

                  See Combined Notes to Financial Statements.

--------------------------------------------------------------------------------
                                   EVERGREEN
                          International Growth Fund
--------------------------------------------------------------------------------

                            SCHEDULE OF INVESTMENTS
                                October 31, 1998

   Shares                                                              Value

 COMMON STOCKS - 81.4%
             AEROSPACE & MILITARY
              TECHNOLOGY - 0.2%
     187,900 British Aerospace...................................   $ 1,390,037
                                                                    -----------
             AUTOMOBILES - 3.7%
      40,500 Autobacs Seven Co...................................     1,309,702
         310 Bayer Motoren Werk..................................       211,470
       1,550 Bayer Motoren Werk AG...............................     1,091,971
     117,183 Compagnie Generale des Etablissements Michelin Cl.
              B..................................................     4,829,984
      42,250 Daimler-Benz AG.....................................     3,277,468
     242,000 GKN PLC.............................................     2,940,555
     755,100 Rolls-Royce Plc.....................................     2,786,701
     477,000 Suzuki Motor Corp...................................     5,486,850
      70,700 Volvo AB, Ser. B....................................     1,526,127
                                                                    -----------
                                                                     23,460,828
                                                                    -----------
             BANKING - 6.1%
      33,000 Allied Irish Banks..................................       476,612
     207,000 Anglo Irish Bank Corp. .............................       500,738
     195,768 Argentaria Corp Bc..................................     4,259,754
      18,666 Banco Mello SA......................................       205,429
      39,440 Banco Popular Espana SA.............................     2,435,951
       1,474 Barclays Bank Plc...................................        31,751
       1,280 Bco Santander SA, Registered Shares.................        23,898
      10,923 Dexia Belgium (Credit Communal).....................     1,773,111
      48,180 Hypo Vereinsbank AG.................................     3,824,733
     451,300 National Australia Bank Ltd.........................     5,984,030
     279,550 National Bank of Canada.............................     4,185,097
     218,000 Sumitomo Bank Ltd...................................     2,141,105
     172,540 Svenska Handelsbanken, Ser. A.......................     7,261,003
      55,850 Unidanmark AS, Registered Shares....................     4,256,589
         419 Verwalt & Private Bank..............................     1,561,241
                                                                    -----------
                                                                     38,921,042
                                                                    -----------
             BEVERAGES & TOBACCO - 4.6%
     178,000 Bass................................................     2,162,888
     397,393 British America Tobacco.............................     3,570,011
     263,277 Diageo Plc..........................................     2,842,170
   1,238,000 Fosters Brewing Group Ltd. .........................     3,043,026
     513,300 Gallaher Group Plc..................................     3,522,350
     114,670 Heineken NV.........................................     6,106,487
      98,300 Imperial Tobacco....................................     1,001,955
      41,350 Pernod Ricard SA....................................     2,753,739
     210,000 Rembrandt Controlling Investments Ltd...............       853,506
      65,200 Rembrandt Group Ltd. ...............................       434,472
     133,050 Scot & Newcastle....................................     1,621,152
     283,270 Swedish Match Co. AB................................       997,941
     139,700 Technical & Industrial Investments Ltd..............       424,279
                                                                    -----------
                                                                     29,333,976
                                                                    -----------
             BROADCASTING & PUBLISHING - 2.9%
     394,250 Arn Mondadori Edit SpA..............................     4,364,391
      16,662 Dauphin O.T.A.......................................     1,343,240
     125,605 Quebecor, Inc., Cl. B...............................     2,547,917
   2,929,000 Seat Pagine Gille...................................     1,831,128
       3,115 Springer (Axel) Verlag AG...........................     2,143,737
      36,850 VNU.................................................     1,274,056
      26,305 Wolters Kluwer NV...................................     5,096,422
                                                                    -----------
                                                                     18,600,891
                                                                    -----------
             BUILDING MATERIALS &
              COMPONENTS - 0.6%
     743,800 Fletcher Challenge Building, ADR....................       984,698
      16,776 Lafarge SA..........................................     1,715,072
     793,000 Pilkington Plc......................................       875,980
                                                                    -----------
                                                                      3,575,750
                                                                    -----------
             BUSINESS & PUBLIC SERVICES - 4.9%
      17,516 *ATOS SA............................................     3,304,013
      19,200 Cap Gemini..........................................     2,885,581
     250,834 Compass Group.......................................     2,539,915
     438,550 Cordiant Commerce Plc...............................       778,041
       9,684 Edipresse SA........................................     2,643,754
     510,000 Fujitsu Ltd.........................................     5,424,601
      55,600 *ISS International Service System AS, Ser. B........     3,751,985
      93,000 Mayne Nickless Ltd..................................       429,271
     132,000 Pearson Publishing Plc..............................     2,302,073
     422,350 Saatchi & Saatchi Plc...............................       819,989
       1,100 Schmalbach Lubeca AG................................       167,673
      25,000 Secom Co. Ltd.......................................     1,854,949
      90,700 Telegraaf Holdings NV Certificate...................     2,291,225
      73,121 *Vedior.............................................     1,862,806
                                                                    -----------
                                                                     31,055,876
                                                                    -----------
             CHEMICALS - 0.2%
      62,000 Shin Etsu Chem Co...................................     1,233,831
                                                                    -----------
             CONSTRUCTION - 0.0% (B)
      12,200 *Grassetto SpA......................................           756
                                                                    -----------
             ELECTRONIC COMPONENTS - 1.7%
      33,155 Philips Electronics NV..............................     1,763,818
      37,000 Rohm Co. Ltd. ......................................     3,269,000
      97,782 Smiths Industries Plc...............................     1,309,261
      46,300 Sony Corp...........................................     2,938,926
      52,000 Tokyo Electron......................................     1,690,513
                                                                    -----------
                                                                     10,971,518
                                                                    -----------
             ENERGY SOURCES - 5.2%
     485,500 British Energy......................................     4,745,472
     275,039 British Petroleum Co. Plc...........................     4,037,116
     255,967 ENI SpA.............................................     1,522,173
   1,301,218 Lasmo...............................................     3,702,340
      27,736 OMV AG..............................................     2,601,626
      30,650 Repsol SA (RG)......................................     1,538,375
      83,604 Societe Nationale Elf Aquitaine SA..................     9,675,727
      46,610 Total SA, Cl. B.....................................     5,377,529
                                                                    -----------
                                                                     33,200,358
                                                                    -----------
             FINANCIAL SERVICES - 4.5%
     468,376 Allied Zurich.......................................     5,565,835
     218,550 Close Brothers Group Plc............................     2,057,551

--------------------------------------------------------------------------------
                                   EVERGREEN
                           International Growth Fund
--------------------------------------------------------------------------------

                       SCHEDULE OF INVESTMENTS(continued)
                                October 31, 1998

   Shares                                                              Value

 COMMON STOCKS - CONTINUED
             FINANCIAL SERVICES - CONTINUED
   1,401,000 Ina Ist Naz Ass.....................................   $  3,858,080
      17,100 Investor AB.........................................        665,949
     100,700 Lend Lease Corp. ...................................      2,223,104
      81,700 Orix Corp. .........................................      5,851,733
       8,800 Perpetual Plc.......................................        376,315
       5,599 *Societe Eurafrance SA..............................      2,842,884
      92,279 *Societe Genrale d'Enterprises SA...................      4,434,654
     191,900 Tegniese Beleggings Korp BPK........................        562,244
                                                                    ------------
                                                                      28,438,349
                                                                    ------------
             FOOD & HOUSEHOLD PRODUCTS - 7.9%
   1,160,000 Burns Philp & Co., Ltd..............................         61,669
      43,600 CSM NV, Certificates................................      2,146,806
       5,300 Gerresheimer Glas AG................................         76,788
     155,000 Greencore Group Plc.................................        605,508
       9,100 Groupe Danone.......................................      2,406,073
       4,830 Hero AG.............................................      3,047,038
      65,016 Huhtamaki Group.....................................      2,180,965
     149,465 Koninklijke Ahold NV................................      4,967,634
     136,725 Laurus NV...........................................      3,439,255
       1,094 Lindt & Spruengli AG................................      2,619,368
       6,648 Nestle SA...........................................     14,126,939
      98,500 Reckitt & Colman Plc................................      1,702,997
     142,646 Unilever NV CVA.....................................     10,581,357
     214,800 Unilever, GBP.......................................      2,157,063
                                                                    ------------
                                                                      50,119,460
                                                                    ------------
             HEALTH & PERSONAL CARE - 14.3%
     347,482 Astra AB, Ser. A....................................      5,631,114
       9,100 Bayer AG............................................        369,713
      39,800 Biora AB, ADR.......................................        728,837
      80,400 Degussa AG..........................................      3,858,618
      16,230 Fresenius AG........................................      2,782,566
      51,000 *Fresenius Medical Care AG..........................      2,355,267
      41,600 Getinge Industrier AB, Ser. B.......................        639,508
     191,157 Glaxo Wellcome Plc..................................      5,938,073
      74,700 Hoechst AG..........................................      3,120,580
       8,000 Hoya Corp. .........................................        342,426
     397,000 Kao Corp............................................      8,036,713
     583,200 London International Group Plc......................      2,020,530
       1,722 Novartis AG.........................................      3,097,643
       4,172 Novartis AG, Registered Shares......................      7,509,387
     140,937 Pharmacia & Upjohn, Inc.............................      7,203,928
     253,477 Rhone-Poulenc SA, Cl. A.............................     11,588,250
         747 Roche Holding AG....................................      8,708,478
      83,000 Sankyo Co. .........................................      1,872,448
     134,660 Smithkline Beecham..................................      1,683,591
      19,600 SmithKline Beecham Plc, ADR.........................      1,249,500
   1,393,137 Sonic Healthcare Ltd................................      1,960,509
     246,000 Taisho Pharmaceutical Co............................      6,583,633
       1,900 Wella AG............................................      1,364,926
      46,000 Yamanouchi Pharmaceutical Co., Ltd..................      1,317,893
      26,820 Zeneca Group........................................      1,029,745
                                                                    ------------
                                                                      90,993,876
                                                                    ------------
             INDUSTRIAL COMPONENTS - 2.3%
      31,666 Abb AB..............................................        334,671
      24,370 Compagnie de Saint Gobain...........................      3,605,562
     657,153 Cookson Group Plc...................................      1,374,845
      76,500 McKechnie...........................................        426,366
   1,210,150 Siebe Plc...........................................      4,962,296
     644,307 Williams Plc........................................      4,019,647
                                                                    ------------
                                                                      14,723,387
                                                                    ------------
             INSURANCE - 4.1%
      36,630 Aegon NV............................................      3,177,887
      12,630 Allianz AG..........................................      4,330,721
      77,000 Assicruz Generali...................................      2,756,793
      23,671 AXA-UAP.............................................      2,675,604
      23,320 Fortis Amev NV......................................      1,513,937
      26,000 Hannover Rueckversicherungs AG......................      2,997,887
         846 Liberty Life Association of Africa, Ltd.............         14,509
       6,100 Munchener Ruckvers Dem 10 VINK......................      2,791,307
         244 Munchener Ruckvers Dem 10...........................        111,063
     220,400 Royal & Sun Alliance Insurance Group Plc............      2,017,791
      60,670 Scor................................................      3,479,088
         580 Zurich Allied AG....................................        352,203
                                                                    ------------
                                                                      26,218,790
                                                                    ------------
             LEISURE & TOURISM - 0.8%
      94,000 Fuji Photo Film Co. ................................      3,442,957
     468,430 Ladbroke Group Plc..................................      1,715,024
                                                                    ------------
                                                                       5,157,981
                                                                    ------------
             MACHINERY & ENGINEERING - 2.5%
      71,609 Boewe Systec AG.....................................      2,831,506
     247,691 Electrolux AB.......................................      3,728,375
      57,000 Gea AG..............................................      1,455,539
       4,615 KSB AG..............................................        741,074
      63,613 Mannesmann AG.......................................      6,259,534
      67,266 Rauma Oy............................................        794,428
                                                                    ------------
                                                                      15,810,456
                                                                    ------------
             MERCHANDISING - 2.6%
      18,960 Karstadt AG.........................................      9,671,717
     614,150 New Clicks Holdings.................................        630,882
       3,900 Promodes, Inc.......................................      2,456,146
      21,000 Seven-Eleven Japan Co. Ltd..........................      1,595,986
      88,500 Vendex Non Food.....................................      2,249,859
                                                                    ------------
                                                                      16,604,590
                                                                    ------------
             METALS - NON FERROUS - 0.6%
      85,800 Assa Abloy AB, Ser. B...............................      3,418,371
                                                                    ------------
             METALS - STEEL - 0.0% (B)
       4,450 KM Europa Metal AG..................................        237,745
                                                                    ------------
             MINING - 0.3%
      24,150 Potash Corp. of Saskatchewan, Inc...................      1,666,867
                                                                    ------------
             MULTI-INDUSTRY - 4.4%
      35,948 Eaux Cie Generale...................................      8,210,733
      32,400 Hagemeyer NV........................................      1,019,626

--------------------------------------------------------------------------------
                                   EVERGREEN
                           International Growth Fund
--------------------------------------------------------------------------------

                      SCHEDULE OF INVESTMENTS(continued)
                               October 31, 1998

   Shares                                                              Value

 COMMON STOCKS - CONTINUED
             MULTI-INDUSTRY - CONTINUED
      39,300 Kinnevik Investments................................   $  1,016,987
       4,060 Marine- Wendel SA...................................        662,795
      10,100 Preussag AG.........................................      3,725,385
      79,000 Rentokil Initial Plc................................        494,511
      72,100 Suez Lyonn Eaux.....................................     12,912,309
                                                                    ------------
                                                                      28,042,346
                                                                    ------------
             TELECOMMUNICATIONS - 4.3%
      88,000 Ericsson LM Telephone Company, ADR..................      1,993,750
      85,300 Ericsson LM Telephone Company, Series B.............      1,923,239
       7,250 France Telecom......................................        505,656
      21,500 Nokia Corp. ADR.....................................      1,999,500
     417,200 *Orange Plc.........................................      3,878,875
     507,500 Telecom Italia Mobile (TIM) SpA.....................      2,945,236
   1,748,493 Telecom Italia SpA..................................     12,637,395
     113,807 Vodafone Group Plc..................................      1,523,829
                                                                    ------------
                                                                      27,407,480
                                                                    ------------
             TRANSPORTATION - AIRLINES - 0.1%
      37,800 SAS Danmark AS......................................        533,569
                                                                    ------------
             TRANSPORTATION - ROADS & RAIL - 0.1%
      28,090 Railtrack Group.....................................        754,578
                                                                    ------------
             TRANSPORTATION - SHIPPING - 0.3%
      63,700 Pakhoed NV Kon......................................      1,568,252
                                                                    ------------
             UTILITIES - ELECTRIC, GAS & WATER - 2.0%
      59,230 Berliner Kraft & Licht AG...........................      3,521,977
     160,200 Endesa S.A..........................................      4,037,413
     212,000 Scottish Power Plc, ADR.............................      2,086,366
     110,450 Southern Electric...................................      1,135,041
      98,050 Thames Water........................................      1,818,297
      15,000 Thames Water B Shares...............................         18,829
                                                                    ------------
                                                                      12,617,923
                                                                    ------------
             WHOLESALE & INTERNATIONAL TRADE - 0.2%
      38,924 Norbert Dentressangle...............................      1,477,541
                                                                    ------------
             Total Common Stocks
              (cost $467,753,072)................................    517,536,424
                                                                    ------------
 PREFERRED STOCKS - 0.4%
             AEROSPACE & MILITARY
              TECHNOLOGY - 0.1%
  87,362,077 Empresa Brasileira de Aeronautica...................        915,438
                                                                    ------------
             BUILDING MATERIALS &
              COMPONENTS - 0.3%
       5,697 Grohe (Friedrich) AG................................      1,640,488
                                                                    ------------
             Total Preferred Stocks
              (cost $3,093,904)..................................      2,555,926
                                                                    ------------
 CONVERTIBLE DEBENTURES - 0.2%
             FINANCIAL SERVICES - 0.2%, BERMUDA TRUST
             MBL International Finance, Bermuda Trust:
     126,000 3.00%, 11/30/02.....................................        113,715
   1,001,000 3.00%, 11/30/02.....................................        905,905
                                                                    ------------
                                                                       1,019,620
                                                                    ------------
             METALS - STEEL - 0.0%  (B)(C)
      56,500 Compania Vale do Rio Doce Navegacao SA
              1.00%, 12/31/99...................................              5
                                                                   ------------
             Total Convertible Debentures
              (cost $1,161,182).................................      1,019,625
                                                                   ------------
 WARRANTS - 0.0% (B)
             INSURANCE - 0.0% (B)
         244 Munchener Ruckvers, Warrants expiring 6/03/02......         10,606
                                                                   ------------
             MULTI-INDUSTRY - 0.0% (B)
       1,420 *One Holding Public Co. Ltd., Warrants @ 44 THB,
              expiring11/20/01..................................              0
                                                                   ------------
             Total Warrants
              (cost $0).........................................         10,606
                                                                   ------------
 RIGHTS - 0.0% (B)
             BUSINESS & PUBLIC
              SERVICES - 0.0% (B)
     148,800 Mayne Nickless Ltd., Rights expiring 11/9/98
              (cost $0) ........................................              0
                                                                   ------------

  Principal
   Amount
 SHORT-TERM INVESTMENTS - 12.3%
             GOVERNMENT AGENCY BONDS & NOTES - 12.3%
 $26,781,000 Federal Home Loan Mortgage Discount Notes
              5.42%, 11/2/98....................................     26,776,968
  51,895,000 United States Treasury Bills
              (Eff. Yield 3.60%), 1/7/99........................     51,505,787
                                                                   ------------
             Total Short-Term Investments
              (cost $78,306,480)................................     78,282,755
                                                                   ------------
 REPURCHASE AGREEMENT - 4.9%
 $31,000,000 Keystone Joint Repurchase Agreement, Investments in
              repurchase agreements, in a joint trading account,
              purchased 10/30/98, 5.50% maturing 11/2/98,
              maturity value $31,014,208 (cost $31,000,000) (a)
              ..................................................     31,000,000

             TOTAL INVESTMENTS -
              (COST $581,314,638).........................    99.2%  630,405,336
             OTHER ASSETS AND LIABILITIES - NET...........     0.8     5,280,750
                                                             -----  ------------
             NET ASSETS -.................................   100.0% $635,686,086
                                                             =====  ============

--------------------------------------------------------------------------------
                                   EVERGREEN
                           International Growth Fund
--------------------------------------------------------------------------------

                       SCHEDULE OF INVESTMENTS(continued)
                                October 31, 1998

 *  Non-income producing securities.
(a) The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices plus accrued interest at October 31, 1998.
(b) Less than one-tenth of one percent.
(c) Security is being fair valued in accordance with procedures established by the Board of Trustees.

SUMMARY OF ABBREVIATIONS:

ADR  American Depository Receipt

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Forward Foreign Currency Exchange Contracts to Buy:

EXCHANGE                                U.S. VALUE AT   IN EXCHANGE  UNREALIZED
  DATE        CONTRACTS TO RECEIVE     OCTOBER 31, 1998 FOR U.S. $  DEPRECIATION
--------------------------------------------------------------------------------
 1/8/99   7,996,978  Australian Dollar    $5,007,294    $4,658,000    $349,294
                                                                      ========

At October 31, 1998, the Fund held securities in the following countries:

                                                      MARKET     PERCENTAGE OF
                                                      VALUE     PORTFOLIO ASSETS
                                                   ------------ ----------------
United States+.................................... $109,282,755       17.3%
United Kingdom....................................   92,987,251       14.8%
France............................................   89,142,179       14.1%
Germany...........................................   64,972,059       10.3%
Japan.............................................   54,393,265        8.6%
Netherlands.......................................   49,059,428        7.8%
Switzerland.......................................   43,666,050        6.9%
Sweden............................................   37,069,800        5.9%
Italy.............................................   29,915,952        4.7%
Australia.........................................   13,701,610        2.2%
Spain.............................................   12,295,391        2.0%
Denmark...........................................    8,542,144        1.4%
Canada............................................    8,399,881        1.3%
Other.............................................   16,977,571        2.7%
                                                   ------------      -----
                                                   $630,405,336      100.0%
                                                   ============      =====

+ Includes short-term investments

                  See Combined Notes to Financial Statements.

--------------------------------------------------------------------------------
                                   EVERGREEN
                              Latin America Fund
--------------------------------------------------------------------------------

                            SCHEDULE OF INVESTMENTS
                                October 31, 1998

   Shares                                                               Value

 COMMON STOCKS - 55.3%
             AEROSPACE & MILITARY
              TECHNOLOGY - 3.2%
 130,257,347 Empresa Brasileira de Aeronautica....................   $ 1,364,923
                                                                     -----------
             BEVERAGES & TOBACCO - 4.8%
      25,000 Embotelladora Andina.................................        57,825
      58,496 Fomento Economico Mexicano, ADR......................     1,524,552
     236,000 Grupo Modelo SA de CV, Ser. C........................       497,309
                                                                     -----------
                                                                       2,079,686
                                                                     -----------
             BROADCASTING & PUBLISHING - 1.3%
      18,600 *Grupo Televisa SA, ADR..............................       504,525
       5,689 TV Azteca SA de CV, ADR..............................        49,779
                                                                     -----------
                                                                         554,304
                                                                     -----------
             BUILDING MATERIALS &
              COMPONENTS - 2.7%
     114,300 Apasco SA de CV......................................       418,391
     125,732 Cementos Norte Pacasmayo.............................       147,510
      13,344 Cemex SA de CV, Ser. A...............................        31,816
     198,663 Cemex SA de CV, Ser. B...............................       554,244
                                                                     -----------
                                                                       1,151,961
                                                                     -----------
             CHEMICALS - 0.4%
       5,200 Sociedad Quimica y Minera de Chile SA, ADR...........       172,900
                                                                     -----------
             CONSTRUCTION - 1.0%
     122,700 *Corporacion GEO SA de CV, Ser. B....................       212,431
     202,500 Enrique Ferreyros....................................       197,319
                                                                     -----------
                                                                         409,750
                                                                     -----------
             ENERGY SOURCES - 3.5%
      48,110 *Perez Compancia SA, Cl. B...........................       237,742
  10,288,000 *Petroleo Brasileiro SA, ("Petrobras")...............     1,293,654
                                                                     -----------
                                                                       1,531,396
                                                                     -----------
             FOOD & HOUSEHOLD PRODUCTS - 1.1%
     294,000 Grupo Industrial Bimbo, Ser. A.......................       494,460
                                                                     -----------
             HEALTH & PERSONAL CARE - 4.0%
     591,500 Kimberly Clark Corp. de Mexico SA de CV, Cl. A.......     1,732,133
                                                                     -----------
             MACHINERY & ENGINEERING - 0.0% (B)
      76,320 Inepar SA (c)........................................             0
                                                                     -----------
             MERCHANDISING - 4.8%
     558,000 Cifra SA de CV, Ser. V...............................       756,292
     220,000 Grupo Elektra SA de CV...............................        97,507
     414,000 Organizacion Soriana, Ser. B.........................     1,228,730
                                                                     -----------
                                                                       2,082,529
                                                                     -----------
             METALS - STEEL - 0.3%
      16,000 *Tubos de Acero de Mexico SA, ADR....................       136,000
                                                                     -----------
             MINING - 3.4%
  28,460,000 *Caemi Mineracao E Metalurgia SA.....................       608,374
      55,900 Compania Vale do Rio Doce Navegacao SA...............       843,491
                                                                     -----------
                                                                       1,451,865
                                                                     -----------
             MULTI-INDUSTRY - 2.0%
      15,200 Desc SA de CV, ADR...................................       286,900
     167,400 Grupo Carso SA de CV, Ser. A1........................       579,640
                                                                     -----------
                                                                         866,540
                                                                     -----------
             TELECOMMUNICATIONS - 14.7%
       2,830 Telecom Argentina STET - France Telecom SA, ADR......        91,268
      40,049 Telecomunicacoes Brasileiras SA, ("Telebras") ADR....     3,041,221
   6,700,000 *Telecomunicaoes de Sao Paulo SA.....................     1,123,312
       8,495 Telefonica de Argentina, ADR, Cl. B..................       280,866
      15,300 Telefonica del Peru SA, ADR..........................       198,900
      31,162 Telefonos de Mexico SA, ADR..........................     1,645,743
                                                                     -----------
                                                                       6,381,310
                                                                     -----------
             UTILITIES - ELECTRIC, GAS &
              WATER - 8.1%
      13,201 Cia Paulista De Forca E Luz..........................           908
  79,350,000 Eletrobras SA........................................     1,716,179
     135,200 Transportadora de Gas del Sur SA, ("TGS") ADR........     1,394,250
     189,900 Transportadora de Gas del Sur SA, ("TGS") Cl. B......       395,122
                                                                     -----------
                                                                       3,506,459
                                                                     -----------
             Total Common Stocks
              (cost $25,292,772)..................................    23,916,216
                                                                     -----------
 CONVERTIBLE DEBENTURES - 0.0% (B)
             MINING - 0.0% (B)
     207,800 Compania Vale do Rio Doce Navegacao SA (c)
              1.00%, 12/31/99
              (cost $0)...........................................            17
                                                                     -----------
 WARRANTS - 0.0% (B)
             MACHINERY & ENGINEERING - 0.0% (B)
      38,160 Inepar Energia, Warrants, Ser. B (c).................             0
      38,160 Inepar Energia, Warrants, Ser. C (c).................             0
                                                                     -----------
             Total Warrants
              (cost $0)...........................................             0
                                                                     -----------
 RIGHTS - 0.0% (B)
             MACHINERY & ENGINEERING - 0.0% (B)
      15,657 Inepar SA
              (cost $0) (c).......................................             0
                                                                     -----------
  Principal
   Amount
 SHORT-TERM INVESTMENTS - 26.8%
             U.S. AGENCY OBLIGATIONS - 26.8%
 $11,590,000 Federal Home Loan Mortgage Discount Notes
              5.42%, 11/2/98
              (cost $11,588,255)..................................    11,588,255
                                                                     -----------

--------------------------------------------------------------------------------
                                   EVERGREEN
                              Latin America Fund
--------------------------------------------------------------------------------

                       SCHEDULE OF INVESTMENTS(continued)
                                October 31, 1998

  Principal
   Amount                                                             Value
 REPURCHASE AGREEMENT - 4.8%
 $ 2,100,000 Keystone Joint Repurchase Agreement, Investments in
              repurchase agreements, in a joint trading account,
              purchased 10/30/98, 5.50% maturing 11/2/98,
              maturity value $2,100,963 (cost $2,100,000) (a)...   $ 2,100,000
                                                                   -----------

             TOTAL INVESTMENTS -
              (COST $38,981,027)...........................    86.9%  37,604,488
             OTHER ASSETS AND LIABILITIES - NET............    13.1    5,677,541
                                                              -----  -----------
             NET ASSETS -..................................   100.0% $43,282,029
                                                              =====  ===========

 *  Non-Income Producing Securities.
(a) The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices plus accrued interest at October 30, 1998.
(b) Less than one-tenth of one percent.
(c) Security is being fair valued in accordance with procedures established by the Board of Trustees.

SUMMARY OF ABBREVIATIONS:
ADR  American Depository Receipt

At October 31, 1998, the Fund held securities in the following countries:

                                                  MARKET     PERCENTAGE OF
                                                   VALUE    PORTFOLIO ASSETS
-----------------------------------------------------------------------------
United States+................................. $13,688,255       36.4%
Mexico.........................................  10,750,451       28.6%
Brazil.........................................   9,992,079       26.6%
Argentina......................................   2,399,248        6.4%
Peru...........................................     543,730        1.4%
Chile..........................................     230,725        0.6%
                                                -----------      ------
                                                $37,604,488      100.0%
                                                ===========      ======

+ Includes short-term investments

                  See Combined Notes to Financial Statements.

--------------------------------------------------------------------------------
                                   EVERGREEN
                             Precious Metals Fund
--------------------------------------------------------------------------------

                            SCHEDULE OF INVESTMENTS
                                October 31, 1998

   Shares                                                              Value

 COMMON STOCKS - 96.9%
            GOLD MINING - 66.4%
    115,819 Angloglold Ltd. .....................................   $  5,896,992
    111,995 Anglogold Ltd., ADR..................................      2,799,875
    559,520 Ashanti Goldfields Ltd., GDR.........................      4,790,890
  2,774,000 *Avgold Ltd. ........................................      1,635,409
    311,000 Cambior, Inc. .......................................      1,541,899
  1,000,000 Delta Gold NL........................................      1,638,679
    416,700 Durban Roodepoort Deep Ltd. .........................      1,265,547
    760,200 Eldorado Gold Corp. .................................        246,338
    451,900 Euro Nevada Mining Ltd. .............................      7,058,192
    474,400 Franco Nevada Mining Ltd. ...........................      9,146,727
    204,200 Getchell Gold Corp. .................................      3,573,500
    150,000 *Goldcorp, Inc. .....................................        748,542
    100,000 Goldcorp, Inc., Cl. A................................        487,500
    194,900 Goldfields Ltd. .....................................      1,375,355
    262,000 *Greenstone Resources Ltd. ..........................        375,256
    366,000 Homestake Mining Co. ................................      4,346,250
    910,000 *Kinross Gold Corp. .................................      2,331,875
    100,000 Kinross Gold Corp. ..................................        255,995
    300,000 Lihir Gold Ltd. .....................................        416,550
    596,500 *Meridian Gold, Inc. ................................      3,094,344
    175,000 Newmont Mining Corp. ................................      3,718,750
  2,284,824 Normandy Mining Ltd. ................................      2,043,532
    337,100 *Orvana Minerals Corp. ..............................        170,407
  3,462,400 *Perilya Mines NL....................................        649,667
    114,500 Philex Gold, Inc. ...................................         28,940
    350,000 Placer Dome, Inc. ...................................      5,546,014
      4,000 Rio Narcea Gold Mine, Inc. ..........................          6,740
  1,020,629 Ross Mining NL.......................................        663,887
  6,000,000 Santa Cruz Gold, Inc. ...............................        252,754
    499,600 Sons of Gwalia Ltd. .................................      1,560,187
  1,157,500 *TVX Gold, Inc. .....................................      2,107,955
  1,000,000 Viceroy Resource Corp. ..............................      2,073,882
    288,585 *Western Areas Gold Mining Ltd., ADR.................        951,667
                                                                    ------------
                                                                      72,800,097
                                                                    ------------
            METALS & MINING - 30.5%
    100,100 *Aber Resources Ltd. ................................        561,157
  1,899,200 *Acacia Resources Ltd. ..............................      3,029,029
    157,800 *Anglo-American Platinum Holdings....................      2,396,248
  1,640,000 Ariel Resources Ltd. ................................        138,172
    150,000 Avmin Ltd., ADR......................................        579,000
     90,000 Barrick Gold Corp. ..................................      1,923,750
    188,700 Barrick Gold Corp. ..................................      4,011,251
  1,999,000 *Canyon Resources Corp. .............................        999,500
    200,000 Dayton Mining Corp. .................................        100,000
  2,091,400 Gencor Ltd. .........................................      3,642,903
    800,000 Geomaque Exploration Ltd. ...........................        798,445
    900,200 *Harmony Gold Mining Ltd. ...........................      4,543,216
     67,000 *Harmony Gold Mining Ltd., ADR.......................        337,392
    175,000 Impala Platinum Holdings Ltd. .......................      1,910,228
    100,000 Pioneer Group, Inc. .................................      1,428,125
    300,000 *Repadre Capital Corp. ..............................        486,066
    195,300 *SouthernEra Resources Ltd. .........................      1,082,187
    170,900 *Stillwater Mining Co. ..............................      5,532,887
                                                                    ------------
                                                                      33,499,556
                                                                    ------------
            Total Common Stocks
             (cost $144,938,701).................................    106,299,653
                                                                    ------------
 WARRANTS - 0.1%
            METALS & MINING - 0.1%
    227,500 Atlas Corp., Expire 12/15/99.........................          1,137
     75,000 Canyon Resources Corp., Expire 3/25/99 (b)...........              0
    162,500 Geomaque Exploration Ltd., Expire 3/18/99............          5,266
    429,000 *Vengold, Inc., Ser. B, Expire 6/13/08...............         61,166
                                                                    ------------
                                                                          67,569
                                                                    ------------
            Total Warrants
             (cost $304,340).....................................         67,569
                                                                    ------------
 Principal
   Amount

 REPURCHASE AGREEMENT - 2.2%
 $2,471,000 Keystone Joint Repurchase Agreement, Investments in
             repurchase agreements, in a joint trading account,
             5.50%, dated 10/30/98, maturing 11/2/98, maturity
             value $2,472,133 (cost $2,471,000) (a)..............      2,471,000
                                                                    ------------

            TOTAL INVESTMENTS -(COST $147,714,041)........    99.2%  108,838,222
            OTHER ASSETS AND LIABILITIES - NET............     0.8       914,999
                                                             -----  ------------
            NET ASSETS -..................................   100.0% $109,753,221
                                                             =====  ============

--------------------------------------------------------------------------------
                                   EVERGREEN
                             Precious Metals Fund
--------------------------------------------------------------------------------

                       SCHEDULE OF INVESTMENTS(continued)
                                October 31, 1998

 *  Non-income producing securities.
(a) The repurchase agreements are collateralized by U.S. government and/or agency obligations based on market prices plus accrued inter-est at October 31, 1998.
(b) Security is being fair valued in accordance with procedures estab-lished by the Board of Trustees.

SUMMARY OF ABBREVIATIONS
ADR  American Depository Receipt
GDR  Global Depository Receipt

At October 31, 1998, the Fund held securities in the following countries:

                                                      MARKET     PERCENTAGE OF
                                                      VALUE     PORTFOLIO ASSETS
--------------------------------------------------------------------------------
Australia......................................... $  9,584,980        8.8%
Canada............................................   48,214,320       44.3%
Papua New Guinea..................................      416,550        0.4%
South Africa......................................   32,124,722       29.5%
United States.....................................   18,497,650       17.0%
                                                   ------------      -----
                                                   $108,838,222      100.0%
                                                   ============      =====

                  See Combined Notes to Financial Statements.

--------------------------------------------------------------------------------
                                   EVERGREEN
                     International and Global Growth Funds
--------------------------------------------------------------------------------

                      STATEMENTS OF ASSETS AND LIABILITIES
                                October 31, 1998

                             EMERGING       GLOBAL        GLOBAL     INTERNATIONAL     LATIN        PRECIOUS
                             MARKETS       LEADERS     OPPORTUNITIES    GROWTH        AMERICA        METALS
                           GROWTH FUND       FUND          FUND          FUND           FUND          FUND
---------------------------------------------------------------------------------------------------------------
 ASSETS
 Identified cost of
  securities.............  $ 57,450,289  $297,558,681  $160,681,416  $550,314,638   $ 36,881,027  $145,243,041
 Repurchase agreements,
  at amortized cost......            --            --    28,167,000    31,000,000      2,100,000     2,471,000
---------------------------------------------------------------------------------------------------------------
 Total identified cost
  of investments.........    57,450,289   297,558,681   188,848,416   581,314,638     38,981,027   147,714,041
   Net unrealized gains
    or losses............     1,084,906    43,290,753    20,517,567    49,090,698     (1,376,539)  (38,875,819)
---------------------------------------------------------------------------------------------------------------
 Investments, at value...    58,535,195   340,849,434   209,365,983   630,405,336     37,604,488   108,838,222
 Investment in wholly-
  owned unconsolidated
  foreign subsidiary, at
  value..................             0             0             0             0              0       844,524
 Foreign currency at
  value (identified
  cost - $36,873,
  $2,162,037, $292,446,
  $32,656, $594,758 and
  $352,937,
  respectively)..........        38,807     2,163,164       304,917        35,168        594,452       378,135
 Cash....................        11,011        34,283           252     2,532,911          6,184         1,329
 Receivable for
  investments sold.......     6,260,449     2,844,355     4,975,522    24,098,966      5,819,754       509,730
 Receivable for Fund
  shares sold............       225,010    16,901,726       694,271    13,603,755        670,781       182,041
 Dividends, interest and
  tax reclaims
  receivable.............        87,169       587,614       308,678     1,585,735        227,620        31,684
 Prepaid expenses and
  other assets...........        26,807        46,335        63,298       267,596         32,882        71,643
---------------------------------------------------------------------------------------------------------------
   Total assets..........    65,184,448   363,426,911   215,712,921   672,529,467     44,956,161   110,857,308
---------------------------------------------------------------------------------------------------------------
 LIABILITIES
 Payable for investments
  purchased..............     6,323,210     7,018,524     7,775,281    26,021,835      1,432,954       482,542
 Payable for Fund shares
  repurchased............        33,900     1,005,476       634,884       768,702        132,460       462,956
 Payable for closed
  forward foreign
  currency exchange
  contracts..............             0             0     2,696,949     8,732,919              0             0
 Unrealized depreciation
  on open forward
  foreign currency
  exchange contracts.....             0             0        10,419       349,294              0             0
 Advisory fee payable....        73,171       251,745       145,264       360,565         26,139        71,202
 Distribution fee
  payable................         2,521        69,714       100,133        56,109         15,167        26,426
 Due to related
  parties................         1,308         7,685        34,463        10,193            511         1,201
 Foreign taxes
  withheld...............             0        22,080        10,148        80,078          9,236             0
 Accrued expenses and
  other liabilities......        56,347       126,208       139,671       463,686         57,665        59,760
---------------------------------------------------------------------------------------------------------------
   Total liabilities.....     6,490,457     8,501,432    11,547,212    36,843,381      1,674,132     1,104,087
---------------------------------------------------------------------------------------------------------------
 NET ASSETS..............  $ 58,693,991  $354,925,479  $204,165,709  $635,686,086   $ 43,282,029  $109,753,221
---------------------------------------------------------------------------------------------------------------
 NET ASSETS REPRESENTED
  BY
 Paid-in capital.........  $ 73,739,943  $312,905,871  $172,821,544  $628,358,875   $ 67,954,921  $213,194,136
 Undistributed net
  investment income
  (loss).................       146,019       (12,989)    2,263,614     8,260,101         (3,551)       (3,368)
 Accumulated
  undistributed net
  realized gains or
  losses on securities,
  futures contracts and
  foreign currency
  related transactions...   (16,274,698)   (1,276,245)    8,545,680   (49,701,832)   (23,284,235)  (64,587,069)
 Net unrealized gains or
  losses on securities,
  futures contracts and
  foreign currency
  related transactions...     1,082,727    43,308,842    20,534,871    48,768,942     (1,385,106)  (38,850,478)
---------------------------------------------------------------------------------------------------------------
   TOTAL NET ASSETS......  $ 58,693,991  $354,925,479  $204,165,709  $635,686,086   $ 43,282,029  $109,753,221
---------------------------------------------------------------------------------------------------------------
 NET ASSETS CONSISTS OF
 Class A.................  $  6,194,829  $142,621,734  $ 58,944,078  $128,657,032   $  6,483,371  $ 83,430,641
 Class B.................     2,969,872   166,556,251   122,147,034    75,466,589     32,045,702    25,765,294
 Class C.................       576,668     3,874,645    23,043,098     3,374,692      4,724,789       557,286
 Class Y.................    48,952,622    41,872,849        31,499   428,187,773         28,167            --
---------------------------------------------------------------------------------------------------------------
                           $ 58,693,991  $354,925,479  $204,165,709  $635,686,086   $ 43,282,029  $109,753,221
---------------------------------------------------------------------------------------------------------------
 SHARES OUTSTANDING
 Class A.................       784,471     9,539,419     3,060,778    17,227,112        857,070     7,164,752
 Class B.................       386,238    11,333,742     6,640,958    10,155,423      4,366,801     2,224,888
 Class C.................        75,074       264,065     1,250,067       454,293        645,059        48,140
 Class Y.................     6,146,436     2,782,491         1,609    57,472,437          3,714            --
---------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE PER
  SHARE
 Class A.................  $       7.90  $      14.95  $      19.26  $       7.47   $       7.56  $      11.64
---------------------------------------------------------------------------------------------------------------
 Class A -- Offering
  price (based on sales
  charge
  of 4.75%)..............  $       8.29  $      15.70  $      20.22  $       7.84   $       7.94  $      12.22
---------------------------------------------------------------------------------------------------------------
 Class B.................  $       7.69  $      14.70  $      18.39  $       7.43   $       7.34  $      11.58
---------------------------------------------------------------------------------------------------------------
 Class C.................  $       7.68  $      14.67  $      18.43  $       7.43   $       7.32  $      11.58
---------------------------------------------------------------------------------------------------------------
 Class Y.................  $       7.96  $      15.05  $      19.58  $       7.45   $       7.58            --
---------------------------------------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

--------------------------------------------------------------------------------
                                   EVERGREEN
                     International and Global Growth Funds
--------------------------------------------------------------------------------

                            STATEMENTS OF OPERATIONS
                          Year Ended October 31, 1998

                              EMERGING      GLOBAL        GLOBAL      INTERNATIONAL     LATIN        PRECIOUS
                              MARKETS       LEADERS    OPPORTUNITIES     GROWTH        AMERICA        METALS
                            GROWTH FUND      FUND          FUND           FUND           FUND          FUND
----------------------------------------------------------------------------------------------------------------
 INVESTMENT INCOME
 Dividends (net of
  foreign withholding
  taxes of $94,283,
  $317,718, $281,713,
  $416,687, $101,200 and
  $65,042,
  respectively)..........   $  1,320,205  $ 3,557,535  $  2,474,377   $  3,606,969   $  2,107,553  $  1,710,329
 Interest................      1,126,894      888,515     1,131,502      1,966,340        357,224       138,951
----------------------------------------------------------------------------------------------------------------
  Total income...........      2,447,099    4,446,050     3,605,879      5,573,309      2,464,777     1,849,280
 EXPENSES
 Advisory fee............      1,052,662    2,726,675     2,851,287      1,698,718        580,017       834,351
 Distribution Plan
  expenses...............         59,961    1,810,650     2,308,287        950,004        689,527       613,123
 Transfer agent fees.....         54,567    1,093,721       960,473        555,712        303,693       725,797
 Administrative service
  fees...................         20,144       82,011        33,935         39,790         10,679        17,406
 Trustees' fees and
  expenses...............            911        6,082         4,840          3,927          2,348         2,358
 Custodian fees..........         99,454      257,302       233,225        278,505        127,797       107,421
 Registration fees.......         57,206      135,528        79,436        205,212         92,231        60,804
 Professional fees.......         23,943       25,578        25,551         26,328         20,840        37,404
 Printing and postage....         23,296      251,479       271,398        135,701         92,157       136,505
 Amortization of
  organization expenses..         10,180        7,891             0              0          8,563             0
 Other...................         26,218       35,302        12,385          1,391          5,207        71,067
----------------------------------------------------------------------------------------------------------------
  Expenses...............      1,428,542    6,432,219     6,780,817      3,895,288      1,933,059     2,606,236
 Less: fee credits.......         (9,913)      (2,911)      (20,331)        (4,951)        (7,027)         (546)
 Fee waivers and/or
  reimbursement from
  investment adviser.....       (119,348)           0             0              0              0             0
----------------------------------------------------------------------------------------------------------------
  Net expenses...........      1,299,281    6,429,308     6,760,486      3,890,337      1,926,032     2,605,690
----------------------------------------------------------------------------------------------------------------
 NET INVESTMENT INCOME...      1,147,818   (1,983,258)   (3,154,607)     1,682,972        538,745      (756,410)
----------------------------------------------------------------------------------------------------------------
 Equity in earnings of
  wholly-owned
  unconsolidated foreign
  subsidiary.............              0            0             0              0              0        24,179
----------------------------------------------------------------------------------------------------------------
 NET REALIZED AND
  UNREALIZED GAINS OR
  LOSSES ON SECURITIES,
  FUTURES CONTRACTS AND
  FOREIGN CURRENCY
  RELATED TRANSACTIONS
 Net realized gains or
  losses on:
  Securities.............    (15,610,148)     286,648    11,826,244    (14,527,912)   (22,414,785)  (50,465,471)
  Futures contracts......              0            0      (462,436)    (1,087,891)             0             0
  Foreign currency
   related transactions..     (1,008,395)     134,439    (3,438,786)   (10,548,358)      (747,117)      (86,529)
----------------------------------------------------------------------------------------------------------------
 Net realized gains or
  losses on securities,
  futures contracts and
  foreign currency
  related transactions ..    (16,618,543)     421,087     7,925,022    (26,164,161)   (23,161,902)  (50,552,000)
----------------------------------------------------------------------------------------------------------------
 Net change in unrealized
  gains or losses on
  securities, futures
  contracts and foreign
  currency related
  transactions...........      1,538,854   22,226,344   (33,746,429)     3,471,235      4,561,215   (13,080,535)
----------------------------------------------------------------------------------------------------------------
 Net realized and
  unrealized gains or
  losses on securities,
  futures contracts and
  foreign currency
  related transactions...    (15,079,689)  22,647,431   (25,821,407)   (22,692,926)   (18,600,687)  (63,632,535)
----------------------------------------------------------------------------------------------------------------
 NET INCREASE (DECREASE)
  IN NET ASSETS RESULTING
  FROM OPERATIONS........   $(13,931,871) $20,664,173  $(28,976,014)  $(21,009,954)  $(18,061,942) $(64,364,766)
----------------------------------------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

--------------------------------------------------------------------------------
                                   EVERGREEN
                     International and Global Growth Funds
--------------------------------------------------------------------------------

                      STATEMENTS OF CHANGES IN NET ASSETS
                          Year Ended October 31, 1998

                              EMERGING       GLOBAL         GLOBAL      INTERNATIONAL     LATIN        PRECIOUS
                              MARKETS        LEADERS     OPPORTUNITIES     GROWTH        AMERICA        METALS
                            GROWTH FUND       FUND           FUND           FUND           FUND          FUND
-------------------------------------------------------------------------------------------------------------------
 OPERATIONS
 Net investment income...   $  1,147,818  $  (1,983,258) $ (3,154,607)  $   1,682,972  $    538,745  $    (756,410)
 Equity in earnings of
  wholly-owned
  unconsolidated foreign
  subsidiary.............              0              0             0               0             0         24,179
 Net realized gains or
  losses on securities,
  futures contracts and
  foreign currency
  related transactions...    (16,618,543)       421,087     7,925,022     (26,164,161)  (23,161,902)   (50,552,000)
 Net change in unrealized
  gains or losses on
  securities, futures
  contracts and foreign
  currency related
  transactions...........      1,538,854     22,226,344   (33,746,429)      3,471,235     4,561,215     25,221,436
-------------------------------------------------------------------------------------------------------------------
  Net increase (decrease)
   in net assets
   resulting from
   operations............    (13,931,871)    20,664,173   (28,976,014)    (21,009,954)  (18,061,942)   (26,062,795)
-------------------------------------------------------------------------------------------------------------------
 DISTRIBUTIONS TO
  SHAREHOLDERS
 From net investment
  income
  Class B................              0              0             0      (5,718,223)            0              0
  Class Y................        (48,897)             0             0               0             0              0
 From net realized gain
  on securities and
  foreign currency
  related transactions
  Class A................        (79,620)      (165,467)   (6,152,515)              0    (2,915,764)             0
  Class B................       (102,137)      (582,223)  (14,270,759)    (26,737,026)  (16,639,668)    (5,647,344)
  Class C................        (33,101)       (10,308)   (2,859,903)              0    (2,385,233)             0
  Class Y................     (1,528,035)      (150,779)           (2)              0             0              0
-------------------------------------------------------------------------------------------------------------------
  Total distributions to
   shareholders..........     (1,791,790)      (908,777)  (23,283,179)    (32,455,249)  (21,940,665)    (5,647,344)
-------------------------------------------------------------------------------------------------------------------
 CAPITAL SHARE
  TRANSACTIONS
 Proceeds from shares
  sold...................     29,751,699    516,465,732   113,926,118     272,008,827    26,805,997    179,561,024
 Payment for shares
  redeemed...............    (25,828,310)  (448,691,323) (236,427,456)   (167,827,455)  (62,999,696)  (193,454,892)
 Net asset value of
  shares issued in
  reinvestment of
  distributions..........      1,273,339        804,394    20,555,694      28,410,070    19,625,500      4,759,767
 Shares issued in
  acquisition of:
  Blanchard Global Growth
   Fund..................              0     55,765,847             0               0             0              0
  Blanchard Precious
   Metals Fund...........              0              0             0               0             0     39,424,759
  CoreFund International
   Growth Fund...........              0              0             0     182,359,660             0              0
  Evergreen International
   Equity Fund...........              0              0             0     222,394,077             0              0
-------------------------------------------------------------------------------------------------------------------
  Net increase (decrease)
   in net assets
   resulting from capital
   share transactions....      5,196,728    124,344,650  (101,945,644)    537,345,179   (16,568,199)    30,290,658
-------------------------------------------------------------------------------------------------------------------
   Total increase
    (decrease) in net
    assets...............    (10,526,933)   144,100,046  (154,204,837)    483,879,976   (56,570,806)    (1,419,481)
 NET ASSETS
 Beginning of year.......     69,220,924    210,825,433   358,370,546     151,806,110    99,852,835    111,172,702
-------------------------------------------------------------------------------------------------------------------
 END OF YEAR.............   $ 58,693,991  $ 354,925,479  $204,165,709   $ 635,686,086  $ 43,282,029  $ 109,753,221
-------------------------------------------------------------------------------------------------------------------
 Undistributed net
  investment income......   $    146,019  $     (12,989) $  2,263,614   $   8,260,101  $     (3,551) $      (3,368)
-------------------------------------------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

--------------------------------------------------------------------------------
                                   EVERGREEN
                     International and Global Growth Funds
--------------------------------------------------------------------------------

                      STATEMENTS OF CHANGES IN NET ASSETS
                          Year Ended October 31, 1997

                              EMERGING       GLOBAL        GLOBAL      INTERNATIONAL     LATIN        PRECIOUS
                              MARKETS       LEADERS     OPPORTUNITIES     GROWTH        AMERICA        METALS
                            GROWTH FUND       FUND          FUND*          FUND           FUND         FUND**
------------------------------------------------------------------------------------------------------------------
 OPERATIONS
 Net investment income...   $     67,828  $   (699,681) $   (648,601)  $    (786,796) $   (483,675) $  (1,019,679)
 Equity in earnings of
  wholly-owned
  unconsolidated foreign
  subsidiary.............              0             0             0               0             0         13,054
 Net realized gains or
  losses on securities
  and foreign currency
  related transactions...      3,103,689     1,604,061     8,871,051      33,079,318    36,087,300      3,388,158
 Net change in unrealized
  gains or losses on
  securities and foreign
  currency related
  transactions...........       (419,272)   15,243,876   (29,437,805)     (8,385,742)  (17,271,713)   (61,446,526)
------------------------------------------------------------------------------------------------------------------
  Net increase (decrease)
   in net assets
   resulting from
   operations............      2,752,245    16,148,256   (21,215,355)     23,906,780    18,331,912    (59,064,993)
------------------------------------------------------------------------------------------------------------------
 DISTRIBUTIONS TO
  SHAREHOLDERS
 From net investment
  income
  Class A................              0             0             0               0       (91,845)             0
  Class B................              0             0             0      (1,828,737)     (569,802)             0
  Class C................              0             0             0               0       (62,177)             0
 From net realized gains
  Class A................              0       (15,146)            0               0             0              0
  Class B................              0       (48,643)            0      (2,926,339)            0              0
  Class C................              0          (735)            0               0             0              0
  Class Y................              0       (19,126)            0               0             0              0
------------------------------------------------------------------------------------------------------------------
  Total distributions to
   shareholders..........              0       (83,650)            0      (4,755,076)     (723,824)             0
------------------------------------------------------------------------------------------------------------------
 CAPITAL SHARE
  TRANSACTIONS
 Proceeds from shares
  sold...................     44,864,733   135,313,747     5,938,720     159,178,048    35,265,301     83,990,548
 Payment for shares
  redeemed...............    (11,964,860)  (14,708,624)  (28,290,639)   (178,656,491)  (52,499,496)  (103,860,464)
 Net asset value of
  shares issued in
  reinvestment of
  distributions..........              0        72,520             0       4,222,295       639,781              0
------------------------------------------------------------------------------------------------------------------
  Net increase (decrease)
   in net assets
   resulting from capital
   share transactions....     32,899,873   120,677,643   (22,351,919)    (15,256,148)  (16,594,414)   (19,869,916)
------------------------------------------------------------------------------------------------------------------
   Total increase
    (decrease) in net
    assets...............     35,652,118   136,742,249   (43,567,274)      3,895,556     1,013,674    (78,934,909)
 NET ASSETS
 Beginning of period.....     33,568,806    74,083,184   401,937,820     147,910,554    98,839,161    190,107,611
------------------------------------------------------------------------------------------------------------------
 END OF PERIOD...........   $ 69,220,924  $210,825,433  $358,370,546   $ 151,806,110  $ 99,852,835  $ 111,172,702
------------------------------------------------------------------------------------------------------------------
 Undistributed net
  investment income......   $     66,746  $     (9,878) $    540,406   $   6,805,770  $     (2,760) $      (2,757)
------------------------------------------------------------------------------------------------------------------

 * The Fund changed its fiscal year end to October 31. The Statement of Changes is for the one-month period ended October 31, 1997.
** The Fund changed its fiscal year end to October 31. The Statement of Changes is for the eight-month period ended October 31, 1997.

                  See Combined Notes to Financial Statements.

--------------------------------------------------------------------------------
                                   EVERGREEN
                     International and Global Growth Funds
--------------------------------------------------------------------------------

                      STATEMENTS OF CHANGES IN NET ASSETS
                                 Prior Periods

                                                    GLOBAL        PRECIOUS
                                                 OPPORTUNITIES     METALS
                                                    FUND**         FUND *
------------------------------------------------------------------------------
 OPERATIONS
 Net investment loss............................ $  (6,655,024) $  (2,063,632)
 Equity in earnings of wholly-owned
  unconsolidated foreign subsidiary.............             0         69,764
 Net realized gain on securities and foreign
  currency related transactions.................    26,795,363     14,024,717
 Net change in unrealized losses on securities
  and foreign currency related transactions.....    (6,946,269)   (17,875,249)
------------------------------------------------------------------------------
  Net increase (decrease) in net assets
   resulting from operations....................    13,194,070     (5,844,400)
------------------------------------------------------------------------------
 DISTRIBUTIONS TO SHAREHOLDERS
 From net realized gains
  Class A.......................................   (11,550,719)             0
  Class B.......................................   (19,127,005)    (7,301,560)
  Class C.......................................    (6,057,525)             0
------------------------------------------------------------------------------
  Total distributions to shareholders...........   (36,735,249)    (7,301,560)
------------------------------------------------------------------------------
 CAPITAL SHARE TRANSACTIONS
 Proceeds from shares sold......................    72,496,510    618,026,217
 Payment for shares redeemed....................  (437,692,552)  (638,015,009)
 Net asset value of shares issued in
  reinvestment of distributions.................    29,860,344      5,971,990
------------------------------------------------------------------------------
  Net decrease in net assets resulting from
   capital share transactions...................  (335,335,698)   (14,016,802)
------------------------------------------------------------------------------
   Total increase (decrease) in net assets......  (358,876,877)   (27,162,762)
 NET ASSETS
 Beginning of period............................   760,814,697    217,270,373
------------------------------------------------------------------------------
 END OF PERIOD.................................. $ 401,937,820  $ 190,107,611
------------------------------------------------------------------------------
 Undistributed net investment income (loss)..... $    (966,557) $   4,722,048
------------------------------------------------------------------------------

 * For the year ended February 28, 1997.
** For the year ended September 30, 1997.

                  See Combined Notes to Financial Statements.

                     COMBINED NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

The Evergreen International & Global Growth Funds consist of the Evergreen Emerging Markets Growth Fund ("Emerging Markets Fund"), Evergreen Global Lead-ers Fund ("Global Leaders Fund"), Evergreen Global Opportunities Fund ("Global Opportunities Fund"), Evergreen International Growth Fund (formerly, Keystone International Fund, Inc.) ("International Growth Fund"), Evergreen Latin Amer-ica Fund ("Latin America Fund") and Evergreen Precious Metals Fund (formerly, Keystone Precious Metals Holdings, Inc.) ("Precious Metals Fund") (collective-ly, the "Funds") each of which are registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as diversified, open-end management in-vestment companies. Each Fund is a series of the Evergreen International Trust, a Delaware business trust organized on September 17, 1997.

The Funds offer Class A, Class B, Class C and Class Y Shares with the exception of Precious Metals Fund which does not offer Class Y shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B and Class C shares are sold without a front end sales charge, but pay a higher ongoing distribu-tion fee than Class A. Class B shares are sold subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class B shares purchased after January 1, 1997 will automatically convert to Class A shares after seven years. Class B shares purchased prior to January 1, 1997 retain their existing conversion rights. Class C shares are sold subject to a contingent deferred sales charge payable on shares redeemed within one year after the month of purchase. Class Y shares are sold at net asset value and are not subject to contingent deferred sales charges or distribution fees. Class Y shares are sold only to investment advi-sory clients of First Union Corporation ("First Union") and its affiliates and certain institutional investors or Class Y shareholders of record of certain other funds managed by First Union and its affiliates as of December 30, 1994.

Effective January 9, 1998, the International Growth Fund and Precious Metals Fund added two classes of shares designated as Class A and Class C and desig-nated the existing class of shares as Class B. Shareholders of these Funds who, on January 16, 1998, held Class B shares purchased before January 1, 1995 and certain other non-commissionable Class B shares had such shares converted to Class A shares having an aggregate value equal to that of the shareholder's Class B shares prior to the conversion.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently fol-lowed by the Funds in the preparation of their financial statements. The poli-cies are in conformity with generally accepted accounting principles, which re-quire management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

A. VALUATION OF SECURITIES
The Funds value securities traded on an established securities exchange or in-cluded on the NASDAQ National Market System ("NMS") at the last reported sales price on the exchange where primarily traded. The Funds value securities traded on an exchange or NMS for which there has been no sale and other securities traded in the over-the-counter market at the mean between the last reported bid and asked price. U.S. government obligations held by the Funds are valued at the mean between the over-the-counter bid and asked prices. Securities for which valuations are not available from an independent pricing service, includ-ing restricted securities, are valued at fair value as determined in good faith according to procedures established by the Board of Trustees. Short-term in-vestments with remaining maturities of 60 days or less are carried at amortized cost, which approximates market value.

B. REPURCHASE AGREEMENTS
Each Fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by the custodian on the Fund's behalf. Each Fund monitors the adequacy of the collateral daily and will require the seller to provide additional collateral in the event the market value of the securi-ties pledged falls below the carrying value of the repurchase agreement, in-cluding accrued interest. Each Fund will only enter into repurchase agreements with banks and other financial institutions, which are deemed by the investment adviser to be creditworthy pursuant to guidelines established by the Board of Trustees.

Pursuant to an exemptive order issued by the Securities and Exchange Commis-sion, certain Funds managed by Evergreen Investment Management Company ("EIM-CO") (formerly, Keystone Investment Management Company), may transfer uninvested cash balances into a joint trading account. These balances are in-vested in one or more repurchase agreements that are fully collateralized by U.S. Treasury and/or federal agency obligations.

C. REVERSE REPURCHASE AGREEMENTS
To obtain short-term financing, the Funds may enter into reverse repurchase agreements with qualified third-party broker-dealers. Interest on the value of reverse repurchase agreements is based upon competitive market rates at the time of issuance. At the time a Fund enters into a reverse repurchase agree-ment, it will establish and maintain a segregated account with the custodian containing qualifying assets having a value not less than the repurchase price, including accrued interest. If the counterparty to the transaction is rendered insolvent, the ultimate realization of the securities to be repurchased by the Fund may be delayed or limited.

D. FOREIGN CURRENCY
The books and records of the Funds are maintained in U.S. dollars. Foreign cur-rency amounts are translated into U.S. dollars as follows: market value of in-vestments, other assets and liabilities at the daily rate of exchange; pur-chases and sales of investments, income and expenses at the rate of exchange prevailing on the respective dates of such transactions. Net unrealized foreign exchange gain (loss) resulting from changes in foreign currency exchange rates is a component of net unrealized gain or loss on securities and foreign cur-rency related transactions. Net realized foreign currency gains or losses re-sulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on securities transactions, for-eign currency related transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts that are actually received and are included in realized gain or loss on foreign cur-rency related transactions. The portion of foreign currency gains or losses re-lated to fluctuations in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains or losses on secu-rities.

E. FUTURES CONTRACTS
In order to gain exposure to or protect against changes in security values, the Funds may buy and sell futures contracts.

The initial margin deposited with a broker when entering into a futures trans-action is subsequently adjusted by daily payments or receipts as the value of the contract changes. Such changes are recorded as unrealized gains or losses. Realized gains or losses are recognized on closing the contract. Risks of en-tering into futures contracts include (i) the possibility of an illiquid market for the contract, (ii) the possibility that a change in the value of the con-tract may not correlate with changes in the value of the underlying instrument or index, and (iii) the credit risk that the other party will not fulfill their obligations under the contract. Futures contracts also involve elements of mar-ket risk in excess of the amount reflected in the statement of assets and lia-bilities.

F. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
The Funds may enter into forward foreign currency exchange contracts ("forward contracts") to settle portfolio purchases and sales of securities denominated in a foreign currency and to hedge certain foreign currency assets or liabili-ties. Forward contracts are recorded at the forward rate and marked-to-market daily. Realized gains and losses arising from such transactions are included in net realized gain (loss) on foreign currency related transactions. The Fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract and is subject to the credit risk that the other party will not fulfill their obligations under the contract. Forward con-tracts involve elements of market risk in excess of the amount reflected in the statement of assets and liabilities.

G. SECURITY TRANSACTIONS AND INVESTMENT INCOME
Securities transactions are accounted for no later than one business day after the trade date. Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, or in the case of some foreign se-curities, on the date thereafter when the Fund is made aware of the dividend. Foreign income may be subject to foreign withholding taxes which are accrued as applicable. Capital gains realized on some foreign securities may be subject to foreign taxes and are accrued as applicable.

H. FEDERAL TAXES
The Funds have qualified and intend to continue to qualify as regulated invest-ment companies under the Internal Revenue Code of 1986, as amended (the "Code"). As such, the Funds will not incur any federal income tax liability to the extent they distribute all of their net investment company taxable income and net capital gains, if any, to their shareholders. The Funds also intend to avoid excise tax liability by making the required distributions under the Code. Accordingly, no provision for federal taxes is required. To the extent that re-alized capital gains can be offset by capital loss carryforwards, it is each Fund's policy not to distribute such gains.

I. DISTRIBUTIONS
Distributions from net investment income and net realized capital gains, if any, for the Funds are declared and paid at least annually. Distributions to shareholders are recorded at the close of business on the ex-dividend date. Certain distributions paid during previous years have been reclassified to con-form with current year presentation.

Income and capital gains distributions to shareholders are determined in accor-dance with income tax regulations, which may differ from generally accepted ac-counting principles. The significant differences between financial statement amounts available for distributions and distributions made in accordance with income tax regulations are primarily due to differing treatment for net operat-ing losses and foreign currency gains or losses.

J. CLASS ALLOCATIONS
Income, expenses (other than class specific expenses) and realized and unrealized gains and losses are prorated among the classes based on the rela-tive net assets of each class. Currently, class specific expenses are limited to expenses incurred under the Distribution Plans for each class.

K. ORGANIZATION EXPENSES
Organization expenses are amortized to operations over a five-year period on a straight-line basis. In the event any of the initial shares of the Funds are redeemed by any holder during the five-year amortization period, redemption proceeds will be reduced by any unamortized organization expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of the redemption.

3. ACQUISITION INFORMATION

Effective at the close of business on February 27, 1998, Global Leaders Fund acquired the net assets of Blanchard Global Growth Fund, an open-end management investment company registered under the 1940 Act in an exchange of shares. The net assets were exchanged through a non-taxable exchange for 3,648,723 Class A shares of Global Leaders Fund. The acquired net assets consisted primarily of portfolio securities with unrealized appreciation of $2,310,198. The aggregate net assets of Blanchard Global Growth Fund and Global Leaders Fund immediately before the acquisition were $55,765,847 and $244,596,473, respectively. The ag-gregate net assets of Global Leaders Fund after the acquisition were $300,362,320.

Effective at the close of business on February 27, 1998, Precious Metals Fund acquired substantially all of the net assets of Blanchard Precious Metals Fund, an open-end management investment company registered under the 1940 Act in an exchange of shares. The net assets were exchanged through a non-taxable ex-change for 2,927,140 Class A shares of Precious Metals Fund. The acquired net assets consisted primarily of portfolio securities with unrealized depreciation of $38,301,971. The aggregate net assets of Blanchard Precious Metals Fund and Precious Metals Fund immediately before the acquisition were $39,424,759 and $104,683,444, respectively. The aggregate net assets of Precious Metals Fund after the acquisition were $144,108,204.

Effective at the close of business on July 27, 1998, International Growth Fund acquired substantially all of the net assets of CoreFund Inc. International Growth Fund, an open-end management investment company registered under the 1940 Act in an exchange of shares. The net assets were exchanged through a non-taxable exchange for 303,491 Class A Shares, 7,427 Class B Shares, and 20,732,817 of Class Y Shares of International Growth Fund. The acquired net as-sets consisted primarily of portfolio securities with unrealized appreciation of $38,264,074. The aggregate net assets of CoreFund Inc. International Growth Fund and International Growth Fund immediately before the acquisition were $182,359,660 and $241,341,003, respectively. The aggregate net assets of Inter-national Growth Fund after the acquisition were $423,700,663.

Effective at the close of business on October 28, 1998, International Growth Fund acquired substantially all of the net assets of Evergreen International Equity Fund, an open-end management investment company registered under the 1940 Act in an exchange of shares. The net assets were exchanged through a non-taxable transaction for 2,164,961 Class A Shares, 2,500,823 Class B Shares, 102,170 Class C Shares and 25,539,992 of Class Y Shares of International Growth Fund. The acquired net assets consisted primarily of portfolio securities with unrealized depreciation of $11,505,330. The aggregate net assets of Evergreen International Equity Fund and International Growth Fund immediately before the acquisition were $222,394,077 and $396,945,119, respectively. The aggregate net assets of International Growth Fund after the acquisition were $619,339,196.

4. INVESTMENT IN FOREIGN SUBSIDIARY

Precious Metals (Bermuda) Ltd., Precious Metal Fund's wholly owned foreign sub-sidiary, was acquired in May 1975 and has as its primary objective the acquisi-tion of precious metals. The Fund accounts for its investments in the subsidi-ary under the equity method of accounting. At October 31, 1998, the fair value of the Fund's investment in the foreign subsidiary was determined as follows:

             Cash and cash equivalents................ $867,375
             Accrued expenses.........................  (22,851)
                                                       --------
                                                       $844,524
                                                       ========

During the year ended October 31, 1998, the foreign subsidiary had no purchases of precious metals or sales of precious metals. Investment activities of the foreign subsidiary resulted in gross investment income, general and administra-tive expenses, net investment income of $41,663, $17,484 and $24,179, respec-tively. Management fees paid or accrued to EIMCO totaled $6,217 for the year ended October 31, 1998.

5. CAPITAL SHARE TRANSACTIONS

The Funds have an unlimited number of shares of beneficial interest with a par value of $.001 authorized. Shares of beneficial interest of the Funds are cur-rently divided into Class A, Class B, Class C and/or Class Y. Transactions in shares of the Funds were as follows:

Emerging Markets Fund

                                   Year Ended               Year Ended
                                October 31, 1998         October 31, 1997
                             ------------------------  ----------------------
                               Shares       Amount      Shares      Amount
------------------------------------------------------------------------------
CLASS A
Shares sold.................  1,539,603  $ 14,993,843    373,278  $ 3,938,592
Shares redeemed............. (1,041,101)  (10,071,395)  (289,832)  (3,032,756)
Shares issued on
 reinvestment of
 distributions..............      8,077        78,672          0            0
------------------------------------------------------------------------------
Net increase................    506,579     5,001,120     83,446      905,836
------------------------------------------------------------------------------
CLASS B
Shares sold.................    150,671     1,447,684    164,864    1,717,956
Shares redeemed.............   (182,867)   (1,703,438)  (100,251)  (1,000,964)
Shares issued on
 reinvestment of
 distributions..............     10,499       100,681          0            0
------------------------------------------------------------------------------
Net increase (decrease).....    (21,697)     (155,073)    64,613      716,992
------------------------------------------------------------------------------
CLASS C
Shares sold.................     65,455       599,325    128,876    1,301,468
Shares redeemed.............   (124,024)   (1,217,706)    (8,773)     (93,284)
Shares issued on
 reinvestment of
 distributions..............      3,451        33,092          0            0
------------------------------------------------------------------------------
Net increase (decrease).....    (55,118)     (585,289)   120,103    1,208,184
------------------------------------------------------------------------------
CLASS Y
Shares sold.................  1,333,842    12,710,847  3,444,422   37,906,717
Shares redeemed............. (1,382,744)  (12,835,771)  (770,870)  (7,837,856)
Shares issued on
 reinvestment of
 distributions..............    108,476     1,060,894          0            0
------------------------------------------------------------------------------
Net increase................     59,574       935,970  2,673,552   30,068,861
------------------------------------------------------------------------------
Net increase in net assets
 resulting from capital
 share transactions.........             $  5,196,728             $32,899,873
------------------------------------------------------------------------------

Global Leaders Fund

                                  Year Ended                 Year Ended
                               October 31, 1998           October 31, 1997
                           --------------------------  -----------------------
                             Shares        Amount       Shares       Amount
-------------------------------------------------------------------------------
CLASS A
Shares sold..............   30,930,256  $ 447,933,681  2,037,338  $ 26,561,220
Shares redeemed..........  (27,875,118)  (405,306,465)  (304,314)   (4,039,813)
Shares issued on
 reinvestment of
 distributions...........       11,768        163,222      1,245        15,030
Shares issued in
 acquisition of Blanchard
 Global Growth Fund......    3,648,723     55,765,847
-------------------------------------------------------------------------------
Net increase.............    6,715,629     98,556,285  1,734,269    22,536,437
-------------------------------------------------------------------------------
CLASS B
Shares sold..............    3,186,919     47,469,163  6,953,600    90,590,909
Shares redeemed..........   (1,832,008)   (26,758,571)  (555,510)   (7,324,691)
Shares issued on
 reinvestment of
 distributions...........       41,954        575,190      4,015        48,220
-------------------------------------------------------------------------------
Net increase.............    1,396,865     21,285,782  6,402,105    83,314,438
-------------------------------------------------------------------------------
CLASS C
Shares sold..............      181,393      2,719,744    173,061     2,249,794
Shares redeemed..........      (94,685)    (1,374,676)   (43,171)     (592,995)
Shares issued on
 reinvestment of
 distributions...........          721          9,873         52           629
-------------------------------------------------------------------------------
Net increase.............       87,429      1,354,941    129,942     1,657,428
-------------------------------------------------------------------------------
CLASS Y
Shares sold..............    1,226,789     18,343,144  1,227,611    15,911,824
Shares redeemed..........   (1,034,996)   (15,251,611)  (203,730)   (2,751,116)
Shares issued on
 reinvestment of
 distributions...........        4,034         56,109        715         8,632
-------------------------------------------------------------------------------
Net increase.............      195,827      3,147,642  1,024,596    13,169,340
-------------------------------------------------------------------------------
Net increase in net
 assets resulting from
 capital share
 transactions............               $ 124,344,650             $120,677,643
-------------------------------------------------------------------------------

Global Opportunities Fund

                                Year Ended              Period Ended               Year Ended
                             October 31, 1998         October 31, 1997*        September 30, 1997
                         -------------------------  ----------------------  -------------------------
                           Shares       Amount       Shares      Amount       Shares       Amount
------------------------------------------------------------------------------------------------------
CLASS A
Shares sold.............  4,344,269  $  98,654,176   205,158  $  5,151,881   1,724,686  $  40,645,838
Shares redeemed......... (5,674,012)  (128,741,779) (595,578)  (14,880,208) (7,656,939)  (176,796,539)
Shares issued on
 reinvestment of
 distributions..........    224,106      4,890,006         0             0     293,025      6,669,240
------------------------------------------------------------------------------------------------------
Net decrease............ (1,105,637)   (25,197,597) (390,420)   (9,728,327) (5,639,228)  (129,481,461)
------------------------------------------------------------------------------------------------------
CLASS B
Shares sold.............    310,625      6,886,751    22,401       532,211   1,025,563     23,070,741
Shares redeemed......... (3,830,040)   (82,094,577) (424,559)  (10,089,631) (8,009,248)  (177,499,072)
Shares issued on
 reinvestment of
 distributions..........    620,042     13,008,494         0             0     798,355     17,651,626
------------------------------------------------------------------------------------------------------
Net decrease............ (2,899,373)   (62,199,332) (402,158)   (9,557,420) (6,185,330)  (136,776,705)
------------------------------------------------------------------------------------------------------
CLASS C
Shares sold.............    102,028      2,319,959    10,542       254,628     390,436      8,779,908
Shares redeemed.........   (908,274)   (19,515,716) (137,741)   (3,320,800) (3,780,382)   (83,396,941)
Shares issued on
 reinvestment of
 distributions..........    126,413      2,657,194         0             0     250,089      5,539,478
------------------------------------------------------------------------------------------------------
Net decrease............   (679,833)   (14,538,563) (127,199)   (3,066,172) (3,139,857)   (69,077,555)
------------------------------------------------------------------------------------------------------
CLASS Y
Shares sold.............    301,547      6,065,232         0             0           1             23
Shares redeemed.........   (299,939)    (6,075,384)        0             0           0              0
Shares issued on
 reinvestment of
 distributions..........          0              0         0             0           0              0
------------------------------------------------------------------------------------------------------
Net increase
 (decrease).............      1,608        (10,152)        0             0           1             23
------------------------------------------------------------------------------------------------------
Net decrease in net
 assets resulting from
 capital share
 transactions...........             $(101,945,644)           $(22,351,919)             $(335,335,698)
------------------------------------------------------------------------------------------------------

* For the one month ended October 31, 1997. The Fund changed its fiscal year end from September 30 to October 31, effective October 31, 1997.

International Growth Fund

                                Year Ended*                 Year Ended
                              October 31, 1998           October 31, 1997
                          -------------------------  --------------------------
                            Shares        Amount       Shares        Amount
--------------------------------------------------------------------------------
CLASS A
Shares sold.............   12,077,791  $ 92,358,078            0              0
Automatic conversion of
 Class B shares to Class
 A shares...............   13,877,478    95,438,329            0              0
Shares redeemed.........  (11,196,609)  (85,043,609)           0              0
Shares issued in
 acquisition of
 Evergreen International
 Equity Fund............    2,164,961    15,927,622            0              0
Shares issued in
 acquisition of CoreFund
 International Growth
 Fund...................      303,491     2,627,478            0              0
--------------------------------------------------------------------------------
Net increase............   17,227,112   121,307,898            0              0
--------------------------------------------------------------------------------
CLASS B
Shares sold.............    6,504,930    50,772,491   18,930,328  $ 159,178,048
Automatic conversion of
 Class B shares to Class
 A shares...............  (13,877,478)  (95,438,329)           0              0
Shares redeemed.........   (6,669,302)  (50,597,968) (21,092,806)  (178,656,491)
Shares issued on
 reinvestment of
 distributions..........    4,141,410    28,410,070      463,479      4,222,295
Shares issued in
 acquisition of
 Evergreen International
 Equity Fund............    2,500,823    18,307,019            0              0
Shares issued in
 acquisition of CoreFund
 International Growth
 Fund...................        7,427        64,064            0              0
--------------------------------------------------------------------------------
Net decrease............   (7,392,190)  (48,482,653)  (1,698,999)   (15,256,148)
--------------------------------------------------------------------------------
CLASS C
Shares sold.............      946,471     7,475,561            0              0
Shares redeemed.........     (594,348)   (4,518,373)           0              0
Shares issued in
 acquisition of
 Evergreen International
 Equity Fund............      102,170       747,667            0              0
--------------------------------------------------------------------------------
Net increase............      454,293     3,704,855            0              0
--------------------------------------------------------------------------------
CLASS Y
Shares sold.............   14,864,337   121,402,695            0              0
Shares redeemed.........   (3,664,709)  (27,667,505)           0              0
Shares issued in
 acquisition of
 Evergreen International
 Equity Fund............   25,539,992   187,411,771            0              0
Shares issued in
 acquisition of CoreFund
 International Growth
 Fund...................   20,732,817   179,668,118            0              0
--------------------------------------------------------------------------------
Net increase............   57,472,437   460,815,079            0              0
--------------------------------------------------------------------------------
Net increase (decrease)
 in net assets resulting
 from capital share
 transactions...........               $537,345,179               $ (15,256,148)
--------------------------------------------------------------------------------

* For Class A, Class C and Class Y, for the period from January 20, 1998, March 6, 1998 and March 9, 1998, respectively (commencement of class operations) to October 31, 1998.

Latin America Fund

                                  Year Ended                Year Ended
                               October 31, 1998          October 31, 1997
                            ------------------------  ------------------------
                              Shares       Amount       Shares       Amount
-------------------------------------------------------------------------------
CLASS A
Shares sold...............   1,613,531  $ 15,352,461     793,746  $ 12,013,304
Shares redeemed...........  (2,045,506)  (19,559,738)   (755,902)  (10,989,824)
Shares issued on
 reinvestment of
 distributions............     253,396     2,718,936       7,159        82,042
-------------------------------------------------------------------------------
Net increase (decrease)...    (178,579)   (1,488,341)     45,003     1,105,522
-------------------------------------------------------------------------------
CLASS B
Shares sold...............   1,117,118    10,223,995   1,353,616    18,851,845
Shares redeemed...........  (3,992,062)  (38,151,546) (2,761,745)  (37,765,324)
Shares issued on
 reinvestment of
 distributions............   1,410,947    14,772,617      44,425       502,887
-------------------------------------------------------------------------------
Net decrease..............  (1,463,997)  (13,154,934) (1,363,704)  (18,410,592)
-------------------------------------------------------------------------------
CLASS C
Shares sold...............     129,986     1,190,136     305,017     4,400,152
Shares redeemed...........    (537,453)   (5,288,412)   (261,244)   (3,744,348)
Shares issued on
 reinvestment of
 distributions............     203,815     2,133,947       4,841        54,852
-------------------------------------------------------------------------------
Net increase (decrease)...    (203,652)   (1,964,329)     48,614       710,656
-------------------------------------------------------------------------------
CLASS Y
Shares sold...............       3,714        39,405           0             0
Shares redeemed...........           0             0           0             0
Shares issued on
 reinvestment of
 distributions............           0             0           0             0
-------------------------------------------------------------------------------
Net increase..............       3,714        39,405           0             0
-------------------------------------------------------------------------------
Net decrease in net assets
 resulting from capital
 share transactions.......              $(16,568,199)             $(16,594,414)
-------------------------------------------------------------------------------

Precious Metals Fund

                                       Year Ended October 31,
                          ---------------------------------------------------         Year Ended
                                   1998**                     1997*                February 28, 1997
                          -------------------------  ------------------------  --------------------------
                            Shares       Amount        Shares       Amount       Shares        Amount
----------------------------------------------------------------------------------------------------------
CLASS A
Shares sold.............   8,349,123  $ 105,589,468           0             0            0              0
Automatic conversion of
 Class B shares to
 Class A shares.........   5,262,793     65,498,249           0             0            0              0
Shares redeemed.........  (9,374,304)  (120,653,639)          0             0            0              0
Shares issued in
 acquisition of:
 Blanchard Precious
 Metals Fund............   2,927,140     39,424,759           0             0            0              0
----------------------------------------------------------------------------------------------------------
Net increase............   7,164,752     89,858,837           0             0            0              0
----------------------------------------------------------------------------------------------------------
CLASS B
Shares sold.............   5,743,525     72,210,449   4,394,845  $ 83,990,548   25,602,726  $ 618,026,217
Automatic conversion of
 Class B shares to
 Class A shares.........  (5,262,793)   (65,498,249)          0             0      264,364      5,971,990
Shares redeemed.........  (5,616,171)   (71,713,756) (5,332,804) (103,860,464) (26,171,322)  (638,015,009)
Shares issued on
 reinvestment of
 distributions..........     357,072      4,759,767           0             0            0              0
----------------------------------------------------------------------------------------------------------
Net decrease............  (4,778,367)   (60,241,789)   (937,959)  (19,869,916)    (304,232)   (14,016,802)
----------------------------------------------------------------------------------------------------------
CLASS C
Shares sold.............     146,046      1,761,107           0             0            0              0
Shares redeemed.........     (97,906)    (1,087,497)          0             0            0              0
----------------------------------------------------------------------------------------------------------
Net increase............      48,140        673,610           0             0            0              0
----------------------------------------------------------------------------------------------------------
Net increase (decrease)
 in net assets resulting
 from capital share
 transactions...........              $  30,290,658              $(19,869,916)              $ (14,016,802)
----------------------------------------------------------------------------------------------------------

 * For the eight-month period ended October 31, 1997. The Fund changed its fiscal year end from February 28 to October 31, effective October 31, 1997.
** For Class A and Class C, for the period from January 20, 1998, January 29,
   1998, respectively (commencement of class operations) to October 31, 1998.

6. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows for the year ended October 31, 1998:

                                                  Cost of      Proceeds
                                                 Purchases    from Sales
                                                -------------------------
         Emerging Markets Fund................. $186,880,696 $179,828,487
         Global Leaders Fund...................  120,575,541   43,229,414
         Global Opportunities Fund.............  337,161,705  458,946,768
         International Growth Fund.............  416,150,214  341,830,948
         Latin America Fund....................  134,605,390  177,637,399
         Precious Metals Fund..................   48,957,448   58,217,491

On February 27, 1998, Global Leaders Fund and Precious Metals Fund acquired se-curities, excluding cash equivalents with an aggregate cost $17,482,077 and $69,681,600, respectively, from the Funds' acquisition of Blanchard Global Growth Fund and Blanchard Precious Metals Fund.

On July 27, 1998 and October 28, 1998, International Growth Fund acquired secu-rities, excluding cash equivalents, with an aggregate cost $140,583,382 and $221,072,532, respectively, from the Fund's acquisition of CoreFund Inc. Inter-national Growth Fund and Evergreen International Equity Fund.

On October 31, 1998, the composition of unrealized appreciation and deprecia-tion of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

                                           Gross         Gross      Net Unrealized
                               Tax       Unrealized    Unrealized    Appreciation
                               Cost     Appreciation  Depreciation  (Depreciation)
                           -----------------------------------------------------
         Emerging Markets
          Fund...........  $ 58,376,022 $ 1,969,545   $ (1,810,372)  $    159,173
         Global Leaders
          Fund...........   297,836,329  67,197,419    (24,184,311)    43,013,108
         Global
          Opportunities
          Fund...........   190,364,922  28,747,192     (9,746,131)    19,001,061
         International
          Growth Fund....   587,180,038  69,840,569    (26,615,271)    43,225,298
         Latin America
          Fund...........    42,979,803  (1,855,850)    (3,519,464)    (5,375,314)
         Precious Metals
          Fund...........   157,490,552  11,857,318    (60,509,648)   (48,652,330)

At October 31, 1998, the Funds had capital loss carryforwards for federal in-come tax purposes as follows:

                                        Capital
                                         Loss       Expires     Expires
                                       Carryover     2005        2006
                                      -----------------------------------
         Emerging Markets Fund......  $15,126,000 $         0 $15,126,000
         Global Leaders Fund........      999,000     999,000           0
         International Growth Fund..   34,805,000  22,838,000  11,967,000
         Latin America Fund.........   18,781,000           0  18,781,000
         Precious Metals Fund.......   54,811,000   4,503,000  50,308,000

The portion of International Growth Fund's capital loss carryforward expiring on October 31, 2005 was created as a result of the October 28, 1998 acquisition of substantially all the net assets of Evergreen International Equity Fund in exchange for International Growth Fund shares. In accordance with income tax regulations, certain International Growth Fund gains may not be used to offset this capital loss carryforward. The portion of Global Leaders Fund's capital loss carryforward expiring on October 31, 2005 was created as a result of the February 27, 1998 acquisition of substantially all the net assets of Blanchard Global Growth Fund in exchange for Global Leaders Fund shares. In accordance with income tax regulations, certain Global Leaders Fund gains may not be used to offset this capital loss carryforward.

7. DISTRIBUTION PLANS

Evergreen Distributor, Inc. ("EDI"), a wholly owned subsidiary of The BISYS Group Inc. ("BISYS") serves as principal underwriter to the Funds.

Each Fund has adopted Distribution Plans for each class of shares, except Class Y, as allowed by Rule 12b-1 of the 1940 Act. Distribution plans permit the Funds to reimburse their principal underwriter for costs related to selling shares of the Funds and for various other services. These costs, which consist primarily of commis-sions and service fees to brokers that sell shares of the Fund, are paid by the Fund through expenses called "Distribution Plan expenses". Each class, except Class Y, currently pays a service fee equal to an annual rate of 0.25% of the average daily net asset value of the class. Class B and Class C also pay dis-tribution fees equal to an annual rate of 0.75% of the average daily net assets of the class. Distribution Plan expenses are calculated daily and paid monthly.

With respect to Class B and Class C shares, the principal underwriter may pay 12b-1 fees greater than the allowable annual amounts the Fund is permitted to pay under the Distribution Plan. The Fund may compensate the principal under-writer for such excess amounts in later years with annual interest at the prime rate plus 1.00%.

During the year ended October 31, 1998, amounts paid to EDI pursuant to each Fund's Class A, Class B and Class C Distribution Plans were as follows:

                                            Class A   Class B   Class C
                                            ----------------------------
         Emerging Markets Fund............. $ 13,066 $   39,181 $  7,714
         Global Leaders Fund ..............  215,079  1,563,095   32,476
         Global Opportunities Fund.........  195,706  1,765,392  347,189
         International Growth Fund.........  206,478    731,966   11,560
         Latin America Fund................   28,095    581,108   80,324
         Precious Metals Fund..............  175,596    433,818    3,709


Each of the Distribution Plans may be terminated at any time by vote of the In-dependent Trustees or by vote of a majority of the outstanding voting shares of the respective class.

8. INVESTMENT MANAGEMENT AGREEMENT AND OTHER AFFILIATED TRANSACTIONS

First Union National Bank ("FUNB") is the investment adviser to Emerging Mar-kets Fund. Pursuant to an agreement with the Fund, FUNB is entitled to an an-nual fee based on Emerging Markets Fund's average daily net assets, in accor-dance with the following schedule:

             Average Daily Net Assets
             ------------------------
             on the first $100 million................... 1.50%
             on the next $100 million.................... 1.45%
             on the next $100 million.................... 1.40%
             in excess of $300 million................... 1.35%

For Emerging Markets Fund, FUNB voluntarily waived $119,348 of its advisory fee for the year ended October 31, 1998.

EIMCO serves as the investment sub-adviser to Emerging Markets Fund. Under the terms of Emerging Market Fund's sub-advisory agreement, EIMCO is responsible for the investment decisions for the Fund and is paid by FUNB at no additional expense to the Funds.

Evergreen Asset Management Corp. ("EAMC"), a wholly-owned subsidiary of First Union, serves as investment adviser to Global Leaders Fund and is paid a man-agement fee that is computed daily and paid monthly at an annual rate of .95% of Global Leaders Fund's average daily net assets. EAMC has voluntarily agreed to reimburse Global Leaders Fund to the extent that the Fund's operating ex-penses (including the investment advisory fee and amortization of organization expenses but excluding interest, taxes, brokerage commissions, 12b-1 distribu-tion and shareholder servicing fees and extraordinary expenses) exceed 1.50% of its average daily net assets. EAMC can modify or terminate voluntary waivers at any time. Lieber & Company, an affiliate of First Union, is the investment sub-adviser for Global Leaders Fund. Leiber & Company provides these services at no additional cost to the Fund.

The investment Adviser for Global Opportunities Fund, International Growth Fund, Latin America Fund and Precious Metals Fund is EIMCO. EIMCO is a subsidi-ary of First Union, and is entitled to an annual fee based on each of the Funds' average daily net assets, respectively, in accordance with the following schedules:

                                         Global     International  Latin
                                      Opportunities    Growth     America
         Average Daily Net Assets         Fund          Fund       Fund
            -------------------------------------------------------------
         on the first $200 million..      1.00%         0.75%      0.75%
         on the next $200 million ..      0.95%         0.65%      0.65%
         on the next $200 million...      0.85%         0.55%      0.55%
         in excess of $600 million..      0.75%         0.45%      0.45%
                                        Precious
                                         Metals
         Average Daily Net Assets         Fund
            ---------------------------------------
         on the first $100 million..     0.750%
         on the next $100 million...     0.625%
         in excess of $200 million..     0.500%

Lieber & Company also provides brokerage services with respect to substantially all security transactions of the Global Leaders Fund effected on the New York or American Stock Exchanges. For the year ended October 31, 1998, Global Lead-ers Fund incurred brokerage commissions of $134,741 with Lieber & Company.

For Precious Metals Fund, Harbor Capital Management Company, Inc. ("Harbor Cap-ital"), serves as a consultant to EIMCO and its subsidiary pursuant to a Con-sultant Agreement. In accordance with the terms of the Consultant Agreement, Harbor Capital provides EIMCO with monthly reports discussing the world's gold bullion markets, and gold stock markets, and advice regarding economic factors and trends in the precious metals sectors. For its services, Harbor Capital re-ceives from EIMCO a fee at the annual rate of 0.10% of the Fund's average daily net assets. The Fund has no responsibility to pay Harbor Capital's fee.

Evergreen Investment Services ("EIS"), a subsidiary of First Union, is the ad-ministrator and BISYS is sub- administrator to the Funds. As administrator, EIS provides the Funds with facilities, equipment and personnel. As sub-administra-tor to the Funds, BISYS provides the officers of the Funds. The administrator and sub- administrator for the Emerging Markets Fund and the Global Leaders Fund are entitled to an annual fee based on the average daily net assets of the Funds administered by EIS for which First Union or its investment advisory sub-sidiaries are also the investment advisers. The administration fee is calcu-lated by applying percentage rates, which start at 0.05% and decline to 0.01% per annum as net assets increase, to the average daily net asset value of each Fund. The sub-administration fee is calculated by applying percentage rates, which start at 0.01% and decline to .004% per annum as net assets increase, to the average daily net asset value of each Fund. For Global Leaders Fund the ad-ministration and sub-administration fee is paid by its investment adviser and is not a Fund expense. For the year ended October 31, 1998, Emerging Markets Fund paid $16,289 to EIS and $3,855 to BISYS for providing administrative and sub-administrative services. EIS and BISYS provide administration and sub-ad-ministration services to Global Opportunities Fund, International Growth Fund, Latin America Fund and Precious Metals Fund at no cost to the Funds. For the year ended October 31, 1998, Global Opportunities Fund, International Growth Fund, Latin America Fund and Precious Metals Fund reimbursed EIMCO for certain administrative and accounting expenses amounting to $33,935, $39,790, $10,679 and $17,406.

Evergreen Service Company ("ESC"), an indirect, wholly-owned subsidiary of First Union, serves as the transfer and dividend disbursing agent for the Funds. The Funds have entered into an expense offset arrangement with ESC re-lating to certain cash balances held at First Union for the benefit of the Ev-ergreen Funds.

Officers of the Funds and affiliated Trustees receive no compensation directly from the Funds.


9. EXPENSE OFFSET ARRANGEMENT

The Funds have entered into an expense offset arrangement with their custodian. The assets deposited with the custodian under this expense offset arrangement could have been invested in income-producing assets.

10. DEFERRED TRUSTEES' FEES

Each Independent Trustee of the Funds may defer any or all compensation related to performance of their duties as Trustees. The Trustees' deferred balances are allocated to deferral accounts which are included in the accrued expenses for the Funds. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen Funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund's Trustees' fees and expenses. Trustees will be paid either in one lump sum or in quarterly install-ments for up to ten years at their election, not earlier than either the year in which the Trustee ceases to be a member of the Board of Trustees or January 1, 2000. As of October 31, 1998, the value of the Trustees deferral accounts were $2,063, $12,989, $13,230, $14,251, $3,551 and $3,368 for Emerging Markets
Fund, Global Leaders Fund, Global Opportunities Fund, International Growth Fund, Latin America Fund and Precious Metals Fund, respectively.

11. FINANCING AGREEMENTS

On October 31, 1997, a temporary financing agreement between the participating Funds and First Union became effective. Under this agreement, First Union pro-vided a fully committed unsecured credit facility in the aggregate amount of $300 million. Borrowings under this facility bore interest at 1.00% per annum above the Federal Funds rate. State Street served as administrative agent under this agreement, but received no compensation for its services. This agreement was terminated on December 22, 1997.

On December 22, 1997, a financing agreement among all of the Evergreen Funds, State Street and a group of banks ("Banks") became effective. Under this agree-ment, the Banks provide an unsecured credit facility in the aggregate amount of $400 million ($275 million committed and $125 million uncommitted). The credit facility is allocated, under the terms of the financing agreement, among the Banks. The credit facility is to be accessed by the Funds for temporary or emergency purposes only and is subject to each Fund's borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Fed-eral Funds rate. A commitment fee of 0.065% per annum will be incurred on the unused portion of the committed facility, which will be allocated to all Funds. For its assistance in arranging this financing agreement, the Capital Market Group of First Union was paid a one-time arrangement fee of $27,500. State Street serves as administrative agent for the Banks, and as administrative agent is entitled to a fee of $20,000 per annum which is allocated to all of the Funds.

Below is a summary of the borrowing activity for each Fund that utilized the line of credit during the year ended October 31, 1998:

                                     Number of
                                      Days the    Average Daily                  Maximum Daily
                         Interest  Line of Credit    Balance    Weighted Average    Balance
Fund                     Expense      was used     Outstanding   Interest Rate    Outstanding
----------------------------------------------------------------------------------------------
Global Leaders Fund..... $24,471         50        $2,843,360        5.94%        $13,100,000
Precious Metals Fund....  64,756         91         4,394,945        5.39%         10,761,000
Global Opportunities         136          1           800,000        6.13%            800,000
 Fund...................

During the year ended October 31, 1998, the Emerging Markets Fund, Interna-tional Growth Fund and Latin America Fund had no borrowings under these agree-ments.

12. DISTRIBUTIONS TO SHAREHOLDERS

On November 23, 1998, Global Opportunities Fund declared distributions from long-term capital gains of $1.217 per share, payable on November 25, 1998 to shareholders of record November 23, 1998. These distributions are not reflected in the accompanying financial statements.

                          INDEPENDENT AUDITORS' REPORT

The Trustees and Shareholders of
Evergreen International Trust

We have audited the accompanying statements of assets and liabilities, includ-ing the schedules of investments, of four of the Funds comprising Evergreen In-ternational Trust listed below as of October 31, 1998, and the related state-ments of operations, and changes in net assets, and financial highlights of each of the years or periods listed below:

  Evergreen Global Opportunities Fund - statement of operations for the year ended October 31, 1998, statements of changes in net assets for the year ended October 31, 1998, the one-month period ended October 31, 1997 and the year ended September 30, 1997 and the financial highlights for the years or periods presented on pages 32 to 33.

  Evergreen International Growth Fund - (formerly Keystone International Fund, Inc.) statement of operations for the year ended October 31, 1998, statements of changes in net assets for the three years ended October 31, 1998 and the financial highlights for the years presented on pages 34 to 35.

  Evergreen Latin America Fund - statement of operations for the year ended October 31, 1998, statements of changes in net assets for the three years ended October 31, 1998 and the financial highlights for the years presented on pages 36 to 37.

  Evergreen Precious Metals Fund - (formerly Keystone Precious Metals Hold-ings, Inc.) statement of operations for the year ended October 31, 1998, statements of changes in net assets for the year ended October 31, 1998, the eight-month period ended October 31, 1997 and the year ended February 28, 1997 and the financial highlights for the years or periods presented on pages 38 to 39.

These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these fi-nancial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing stan-dards. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial high-lights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reason-able basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Ever-green Global Opportunities Fund, Evergreen International Growth Fund, Evergreen Latin America Fund and Evergreen Precious Metals Fund as of October 31, 1998, the results of their operations, changes in their net assets and financial highlights for each of the years or periods specified in the first paragraph above in conformity with generally accepted accounting principles.

                                   KPMG Peat Marwick LLP
Boston, Massachusetts
December 11, 1998

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Shareholders of Evergreen Emerging Markets Growth Fund and
Evergreen Global Leaders Fund

In our opinion, the accompanying statements of assets and liabilities, includ-ing the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Evergreen Emerging Markets Growth Fund and Evergreen Global Leaders Fund (the "Funds") at October 31, 1998, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with generally accepted accounting principles. These fi-nancial statements and financial highlights (hereafter referred to as "finan-cial statements") are the responsibility of the Funds' management; our respon-sibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and per-form the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presenta-tion. We believe that our audits, which included confirmation of securities at October 31, 1998 by correspondence with the custodian, provide a reasonable ba-sis for the opinion expressed above. The financial highlights of Evergreen Emerging Markets Growth Fund for the periods ended October 31, 1995 and Decem-ber 31, 1994 were audited by other independent accountants, whose report dated December 8, 1995 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

December 11, 1998

                       ADDITIONAL INFORMATION (UNAUDITED)

YEAR 2000
Like other investment companies, the Funds could be adversely affected if the computer systems used by the Funds' investment Advisers and the Funds' other service providers are not able to perform their intended functions effectively after 1999 because of the inability of computer software to distinguish the year 2000 from the year 1900. The Funds' investment Advisers are taking steps to address this potential year 2000 problem with respect to the computer sys-tems that they use and to obtain satisfactory assurances that comparable steps are being taken by the Funds' other major service providers. At this time, how-ever, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Funds from this problem.

--------------------------------------------------------------------------------
 FEDERAL TAX STATUS OF DISTRIBUTIONS

 Pursuant to section 852 of the Internal Revenue Code, the Funds have designated the following amounts as long-term 28% capital gain dis-tributions and long-term 20% capital gain distributions for the fis-cal year ended October 31, 1998:

                                           Aggregate         Per Share
                                    ----------------------- -----------
                                        28%         20%      28%   20%
                                       --------------------------------
         Emerging Markets.......... $   751,013 $   991,880 $0.11 $0.14
         Global Leaders............           0     492,742  0.00  0.03
         Global Opportunities......   8,743,435  10,559,493  0.57  0.69
         International Growth......   8,242,661  15,375,334  0.47  0.89
         Latin America.............  11,251,172  10,689,492  1.08  1.78
         Precious Metals...........   3,470,293   2,177,051  0.50  0.31

 For corporate shareholders, the following percentages of ordinary in-come dividends paid during the fiscal year ended October 31, 1998 qualified for the dividends received deduction.

         Global Leaders............................................. 5.46%

 Shareholders are advised to use information received on Form 1099 to determine their taxable long-term capital gain distribution rather than the per share amounts presented above.
--------------------------------------------------------------------------------

                                Evergreen Funds

Money Market
Treasury Money Market Fund
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Tax Exempt
Short Intermediate Municipal Fund
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Massachusetts Tax Free Fund
Missouri Tax Free Fund
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Pennsylvania Tax Free Fund
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Virginia Municipal Bond Fund

Income
Capital Preservation and Income Fund
Short Intermediate Bond Fund
Intermediate Term Government Securities Fund
Intermediate Term Bond Fund
U.S. Government Fund
Diversified Bond Fund
Strategic Income Fund
High Yield Bond Fund

Balanced
American Retirement Fund
Balanced Fund
Tax Strategic Foundation Fund
Foundation Fund

Growth & Income
Utility Fund
Income and Growth Fund
Fund for Total Return
Value Fund
Blue Chip Fund
Growth and Income Fund
Small Cap Equity Income Fund

Domestic Growth
Tax Strategic Equity Fund
Strategic Growth Fund
Stock Selector Fund
Evergreen Fund
Omega Fund
Small Company Growth Fund
Aggressive Growth Fund
Micro Cap Fund

Global International
Global Leaders Fund
International Growth Fund
Global Opportunities Fund
Precious Metals Fund
Emerging Markets Growth Fund
Latin America Fund

Express Line
800.346.3858

Investor Services
800.343.2898

Retirement Plan Services
800.247.4075

www.evergreen.funds.com


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